UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [   ]

Check the appropriate box:

[X]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to § 240.14a-12

MULTISYS LANGUAGE SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[ ]	$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MULTISYS LANGUAGE SOLUTIONS, INC.

8045 Dolce Volpe Ave.

Las Vegas, Nevada 89178

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2010

To the Stockholders of Multisys Language Solutions, Inc.:

Please take notice that a Special Meeting of Stockholders (the “Meeting”) of Multisys Language Solutions, Inc., a Nevada corporation (“MLS”), will be held on Friday, November 12, 2010 at 9:00 a.m. Pacific Standard Time, at the MLS executive offices, 8045 Dolce Volpe Ave., Las Vegas, NV 89178, for the following purposes:

1.  To ratify the Board Resolution authorizing the issuance of 40,000,000 shares to purchase certain mineral rights from Holms Energy, LLC, a transaction which will involve a change in control of our company.

2.  To ratify the Board Resolution authorizing an amendment of the 2008 Non-Statutory and Non-Qualified Stock Option and Stock Appreciation Rights Plan  to increase the stock options available under the Plan from 1,000,000 shares to 5,000,000 shares.

3.  To ratify the Board Resolution authorizing the amendment of our Articles of Incorporation changing the name of the corporation from Multisys Language Solutions, Inc. to Bakken Resources, Inc. upon successful completion of the June 28, 2010 Private Placement and closing of the purchase of certain oil and gas production royalty rights from Holms Energy LLC.

4.  To consider and act upon such other matters as may properly come before the Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of MLS, at the close of business on October 1, 2010 will be entitled to notice of and to vote at the Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of MLS for a period of at least 10 days preceding the Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.  No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

/s/ Janelle Edington
President, Chief Executive Officer

Las Vegas, Nevada
Date: November 1, 2010

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

MULTISYS LANGUAGE SOLUTIONS, INC.

8045 Dolce Volpe Ave.

Las Vegas, Nevada 89178

PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of Multisys Language Solutions, Inc. (“MLS”) for the Meeting of Stockholders (the “Meeting”) to be held on Friday, November 12, 2010, at 9:00 a.m. Pacific Standard Time, at the MLS executive offices, 8045 Dolce Volpe Ave., Las Vegas, NV 89178, or at any adjournments or postponements of the Meeting, for the purposes set forth in the notice attached to this proxy statement.  This proxy statement and accompanying proxy card are first being mailed to you on or about November 1, 2010.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares October 1, 2010, the record date.  At the close of business on the record date, 6,157,500 shares of common stock were outstanding and entitled to vote at the Meeting.  Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Meeting will be tabulated by Janelle Edington, President, who has been appointed prior to the Meeting.  She will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Meeting if a quorum is present.  A quorum is present at the Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Meeting.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a "broker non-vote"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.  Proposal 1 is considered a routine proposal.

It is important that your proxy be returned promptly and that your shares be represented.  You are urged to sign, date, and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Meeting in accordance with the instructions of the stockholders.  If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Meeting (including any proposal to adjourn the Meeting) and any adjournment thereof.  The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting.  If other matters are properly presented at the Meeting, the proxy holders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Meeting.  If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxy holders named on the Proxy card will vote your shares as you instruct.  If you sign and return the Proxy card but do not vote on a proposal, the proxy holders will vote your shares

"for" such proposal or, in the case of the election of directors, vote "for" election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Meeting, or (iii) by attendance at the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.  Any written notice of revocation or subsequent Proxy should be delivered to Multisys Language Solutions, Inc., Attention: President, 8045 Dolce Volpe Ave., Las Vegas, NV 89178, or hand-delivered to the President of Multisys Language Solutions, Inc. at or before the taking of the vote at the Meeting.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation materials furnished to you.  We will reimburse our transfer agent for its out-of-pocket expenses.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $2,000.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person.  We will not pay our employees additional compensation for contacting you.

PROPOSAL NO. 1

RATIFICATION OF BOARD RESOLUTION AUTHORIZING FORTY MILLION

SHARES TO PURCHASE CERTAIN MINERAL RIGHTS FROM HOLMS ENERGY, LLC

Summary

Our board of Directors adopted a resolution on June 15, 2010, authorizing our President to execute an option to purchase certain assets of Holms Energy, LLC, a Nevada Limited Liability Company for $100,000 cash,  the issuance of forty million (40,000,000) shares of restricted Common Stock, and a ten year five percent royalty, detailed below.

Transaction Information

Summary Term Sheet

- Parties

Multisys Language Solutions, Inc. (MLS), Multisys Acquisition, Inc. (the wholly owned subsidiary of MLS), Holms Energy, LLC.

- Purchase Option

On June 21, 2010, MLS, Multisys Acquisition and Holms Energy, LLC entered into an Option to Purchase Assets Agreement, pursuant to which Holms Energy, LLC agreed to grant Multisys Acquisition an option to purchase certain oil and gas production royalty rights on land in North Dakota.  See Option on Assets of Holms Energy, LLC, on page 10.

- Option Termination Date

November 15, 2010, which can be extended at the option of the parties.

- Assets to be Purchased

(1) oil and gas rights equal to a 5.66% average landowner royalty rights related to approximately 6,000 gross acres and  about 1,600 net mineral acres of land located in McKenzie County, North Dakota (the Holms Property); (2) the option to purchase an additional 2.83% of the oil and gas production on the Holms Property (the Greenfield Option) with an option termination date of  November 15, 2010 and (3) all right, title and interest in 14 leases with three leaseholders.   See Option on Assets of Holms Energy, LLC.  The oil and gas royalty rights relate to oil and gas from unconventional oil shale in the Bakken Formation.  See Geology section on page 10.

- Purchase Price

$100,000 cash, the issuance of forty million (40,000,000) shares of restricted Common Stock, and a ten year five percent royalty.  See Option on Assets of Holms Energy, LLC, on page 10.

- Exemption from

  Registration

The issuance of 40 million shares in the proposed transaction are exempted from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  This exemption will be available because the members of Holms Energy, LLC will be provided with copies of our Form 10-K for the year ending December 31, 2009, our Form 10-Q for the quarter ended March 31, 2010, and our Form 10-Q for the quarter ended June 30, 2010 and are sophisticated investors who have the experience and resources to assess the valuation of the transaction.

- Purchase Price of

  Greenfield Option

An aggregate of $1,649,000 plus 5% interest, to be paid over 5 years.  See Option on Greenfield Mineral Rights Assets section on page 10.

- Contingencies to Closing

The option to purchase the oil and gas production royalty rights from Holms Energy, LLC is contingent on the occurrence of the following:  (1) amendment of the 2008 Stock Option Plan to increase the stock options available in the Plan from 1,000,000 shares to 5,000,000 shares which is described in Proposal number 2 of this Proxy Statement; (2) MLS needs close its current private placement offering of Units (consisting of two shares of common stock and one three year warrant), by receiving subscriptions for at least 3,000,000 Units, and at least $1,500,000 of subscription proceeds being held in escrow pending the Holms Energy, LLC option acquisition closing.  See Option on Assets of Holms Energy, LLC, on page 10.

- Change of Control

Upon issuance of the 40 million shares as part of the purchase price to members of Holms Energy, LLC, those parties will hold approximately 71% of the shares outstanding of MLS.  See Change of Control section on page 15.

Contact Information

The address of the executive offices of MLS is:  8045 Dolce Volpe Ave., Las Vegas, Nevada 89178, telephone:

The executive office address of Holms Energy, LLC is 470 Holms Gulch Road; Helena, MT 59601; tel: (406) 459-2192.

Business Conducted

Business Conducted by Holms Energy, LLC

Holms Energy, LLC  is a Nevada Limited Liability Company that owns the oil and gas production royalty rights described above  Holms Energy, LLC is essentially a holding company for assets transferred to it by Val M. and Mari P. Holms (the managing members of Holms Energy, LLC).  Holms Energy, LLC has not conducted any business in the oil and gas industry other than the ownership of these mineral rights and the associated leases, and has not engaged in oil and gas drilling or explorations, nor has it sought to acquire more oil and gas leases.  No wells have been drilled on the Holms property to date and no oil and gas production royalty revenue has been realized by Holms Energy, LLC to date.

Business Conducted by Multisys Language Solutions, Inc.

Multisys, a Nevada corporation based in Las Vegas, Nevada, was incorporated on June 6, 2008 for the purpose of distributing interactive multimedia language education software developed by Strokes International AG., an Austria based software company in the Great China Region including the People’s Republic of China, Hong Kong Special Administrative Region of PRC,  Macao Special Administrative Region of PRC, and Taiwan pursuant to an exclusive software reseller agreement via an independent third party software distribution company in the Territory.  We funded our initial working capital needs through a private placement offering of common stock in September 2008 with gross proceeds of $109,250.

To date, our sole activity has been to distribute and sell software.  Our business has not, however, achieved any significant success.  Since our inception on June 30, 2010, we have only generated approximately $6,012 of revenues from our distribution and sales business, while incurring a loss of approximately $114,481.  In June 2010 Multisys, and its wholly owned subsidiary Multisys Acquisition, Inc., entered into an Option to Purchase Assets Agreement pursuant to which Holms Energy, LLC, a Nevada Limited Liability Company granted an option to purchase all of its assets for $100,000 cash,  the issuance of forty million (40,000,000) shares of restricted common stock and a ten year 5% royalty.  After the option is exercised and the asset purchase agreement is executed, our current interactive language educational software distribution and sales business activities will either cease or be sold, and all future business will be conducted through Multisys Acquisition, which is a wholly-owned subsidiary.

Terms of the Transaction

Valuation of Assets

The consideration for the oil and gas royalty rights consisting of 40,000,000 shares of MLS restricted common stock, a 5% ten year royalty and cash in the amount of $100,000 was the asking price determined by Holms Energy, LLC.  No independent fairness report has been prepared with regard to this proposed transaction.  Thus, it was agreed that the value of the oil and gas rights to be acquired would be carried at $100,000 pursuant to current SEC accounting regulations.  Since there are no producing wells on the property, it could not be considered development drilling.  If commercial wells are successfully drilled in the future, the auditor may agree to increase the asset value of the mineral rights, royalties, and leases that will be owned by the company, if the option is exercised, of which there is no assurance.

Regulatory Approvals

No known federal or state regulatory requirements must be complied with or approved in connection with the proposed transaction.

Reports, Opinions, Appraisals

No report, opinion or appraisal materially relating to the proposed transaction is referred to in this proxy statement.

Tax Effects

No taxable event will occur for MLS if and when the Holms mineral rights are acquired by MLS for cash and stock in the proposed transaction.

Past Contacts, Transactions or Negotiations

Sherry Edington, a shareholder of Multisys and the mother of Janelle Edington, the President and CEO, in March 2010 met Mari and Val Holms at a social event in Spokane, Washington.  During a casual conversation, Val Holms expressed an interest in starting a public oil company based on mineral rights owned by he and his wife.  Sherry Edington spoke to her husband, Joseph

Edington about her discussion with the Holms, who discussed the situation with Janelle Edington.  Janelle Edington said that given that the business of Multisys was not going well and that pursuant to her discussions with the board of directors of Multisys there was a consensus against trying to raise additional capital to support the sale of interactive language software in China and that Multisys management had made a decision in about May 2010 to pursue potential private companies that could be acquisition or merger candidates.   Joseph Edington spoke with Val Holms who expressed interest in Multisys as a public company but who wanted Multisys to raise some capital as part of any transaction.  Val Holms sent a package of data about Holms Energy and the mineral rights related to shale oil and gas production royalty rights in the North Dakota Bakken Formation as well as a term sheet for a potential transaction to Janelle Edington and the board of directors.  Based on this information Janelle Edington contacted Manuel Graiwer, a shareholder of Multisys who has experience in raising capital.  Val Holms went to Los Angeles to meet with Mr. Graiwer to discuss the business opportunity and the possibility of Multisys raising private investment capital.  An agreement in principal was reached between Val Holms and Mr. Graiwer in consultation with Janelle Edington concerning a potential option to purchase the Holms mineral rights.  The board of directors agreed to the basic terms of the option and the asset purchase and subsequently MLS, Multisys Acquisitions and Holms Energy, LLC entered into the Option to Purchase Assets Agreement and the proposed Asset Purchase Agreement pursuant to which Multisys Acquisition and MLS will exercise their option.  There were also subsequent discussions specifically about extensions of both the Holms option and the Greenfield option.  There have been no transactions between any of the parties or their affiliates to date.

There are no present or proposed material agreements, arrangements, understandings or relationships between Holms Energy, LLC or any of its executive officers, directors, controlling persons or subsidiaries and MLS or Multisys Acquisition and their executive officers, directors, or controlling persons.

Selected Financial Data, Pro Forma Financial Information, Financial Information

The following unaudited pro forma condensed financial information gives effect to the terms of the Asset Purchase Agreement pursuant to which Multisys Acquisition, a wholly-owned subsidiary of MLS, will acquire certain assets from Holms Energy LLC.  The complete financial information for Multisys and its wholly owned subsidiary, Multisys Acquisition, are disclosed on page 24.

Following closing of the Asset Purchase Agreement, Multisys Language Solutions, Inc. will change its name to Bakken Resources, Inc. and both Holms Energy and Multisys (then Bakken Resources) will continue as separate legal entities . Following the closing of the Asset Purchase Agreement, Multisys Acquisition, Inc. will change its name to Bakken Development, Inc.   Prior to the acquisition of the Holms Assets and the recent private offering of Units at $.50 per unit by Multisys, Multisys and Multisys Acquisition had no substantial assets, nominal operations, and by definition under SEC guidelines, is a public shell company.  Accordingly, the transaction is treated as a reverse acquisition of a public shell company and has been accounted for as a recapitalization rather than a business combination.  The historic financial statements of Multisys will be the historic statements of Bakken Resources, Inc. and Bakken Development, Inc. (formerly Multisys Acquisition, Inc.). Pro forma financial information has been presented to provide full disclosure of the transaction.

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of Multisys and Multisys Acquisition, under the assumptions and adjustments set forth in the accompanying notes. The unaudited pro forma condensed combined balance sheet as will be based on the condition of Multisys at the date the private placement has been closed, the assets of Holms Energy LLC have been acquired by Multisys Acquisition and the Greenfield Option has been exercised and the Greenfield Asset Purchase Agreement has been executed.  These Pro Forma financial statements give effect to; 1) the infusion of capital derived from the private placement, 2)  the exercise of the Option to Purchase Asset Agreement; 3) the execution of the Asset Purchase Agreement between Multisys Acquisition, Inc. and Holms Energy LLC; 4) the exercise of the Option to purchase the Greenfield Assets; and 5) the execution of the Greenfield Asset Purchase Agreement (collectively, the Asset Acquisition).  The unaudited pro forma condensed statements of operations will be based on the period from inception (June 6, 2008) through June 30, 2010 for Multisys, to give effect to the Asset Acquisition as if the Asset Acquisition had been consummated on June 30, 2010.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Multisys and Multisys Acquisition, including the respective notes to those statements. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the acquisition been consummated during the periods or as of the dates for which the pro forma information is presented.

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2010		Pro Forma		Pro Forma
	(Unaudited)		Adjustments		Results
ASSETS
CURRENT ASSETS
Cash	$1,657	$			$1,657
Restricted cash			1,500,000	(a)	1,500,000
Offering costs			(185,000)	(d)	(185,000)
Cash required for Holms acquisition			(100,000)	(b)	(100,000)
Cash required for Greenfield Option			(400,000)	(c)	(400,000)
Accounts receivable	4,008				4,008

Total Current Assets	5,665		815,000		820,665

MINERAL RIGHTS AND LEASES IN HOLMS ACQUISITION			100,000	(b)	100,000

MINERAL RIGHTS THROUGH GREENFIELD OPTION			1,649,000	(c)	1,649,000

SOFTWARE RESELLER AGREEMENT, net	7,917				7,917

Total Assets	$13,582		$2,564,000		$2,577,582

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES	21,903				21,903

CURRENT PORTION GREENFIELD INSTALLMENT			120,000	(c)	120,000

Total Current Liabilities	$21,903		$120,000		$141,903

LONG TERM PORTION GREENFIELD INSTALLMENT			1,129,000	(c)	1,129,000

Total Liabilities	21,903		1,249,000		1,270,903

STOCKHOLDERS' DEFICIT:
Common stock, $.001 par value, 100,000,000 shares authorized,
52,157,500 shares issued and outstanding	6,158				6,158
6,000,000 shares issued in private placement			6,000	(a)	6,000
40,000,000 shares issued to Holms Energy			40,000	(b)	40,000
Additional paid-in capital	118,947				118,947
6,000,000 shares issued in private placement			1,494,000	(a)	1,494,000
40,000,000 shares issued to Holms Energy			(40,000)		(40,000)
Deficit accumulated during the development stage	(133,426)				(133,426)
Offering expenses			(185,000)	(d)	(185,000)

Total Stockholders' Deficit	(8,321)		1,315,000		1,306,679

Total Liabilities and Stockholders' Deficit	$13,582		$2,564,000		$2,577,582

See accompanying notes to the financial statements.

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

					For the Period from
	For the				June 6,
	Six Months Ended				2008 (Inception)
	June 30, 2010	Pro Forma Adjustments		Pro Forma Results	through June 30, 2010
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)

REVENUES EARNED DURING
THE DEVELOPMENT STAGE	$4,008	$-		$4,008	$7,692

OPERATING EXPRENSES	19,187			19,187	140,888
OFFERING EXPENSES		185,000	(d)	185,000	185,000
TOTAL OPERATING EXPENSES	19,187	185,000		204,187	325,888

LOSS FROM OPERATIONS	(15,179)	(185,000)		(200,179)	(318,196)

OTHER (INCOME) EXPENSES

Interest expense	197	-		197	230

Total other (income) expenses	197	-		197	230

LOSS BEFORE TAXES	(15,376)	(185,000)		(200,376)	(318,426)

INCOME TAXES	-	-		-	-

NET LOSS	$(15,376)	$(185,000)		$(200,376)	$(318,426)

NET LOSS PER COMMON SHARE
- BASIC AND DILUTED:	$(0.00)			$(0.00)

Weighted common shares outstanding
- basic and diluted	6,044,793			52,044,793

See accompanying notes to the financial statements.

NOTES TO PRO FORMA ADJUSTMENTS- Pro forma adjustments on the attached financial statements include the following:

(a)	$1,500,000: to record the total cash received from the private placement offering and the issuing of 6,000,000 shares of restricted common stock and 3,000,000 three year stock purchase warrants.

(b)

40,000,000 shares of restricted common stock to Holms Energy LLC for the acquisition and assignment of the mineral rights and 14 separate mineral leases pertaining to approximately 6,000 acres in McKenzie County, North Dakota valued at $0.001 per share, $100,000 is the cash portion required for the acquisition of Holms Energy, LLC assets.

(c)

$400,000 cash portion required for the acquisition of the Greenfield assets, current portion of installment $120,000, long term portion of installment $1,129,000 plus interest at 5% payable over eight years, which includes  a balloon payment in the amount of $299,000.

(d)	Less $185,000 offering costs which consists of $35,000 for all legal fees, accounting and printing of Multisys Private Placement Offering, and less $150,000 which represents 10% selling fees.

Option on Assets of Holms Energy, LLC

On June 21, 2010, MLS, Multisys Acquisition (a wholly owned subsidiary of MLS), and Holms Energy, LLC entered into an Option to Purchase Assets Agreement, pursuant to which Holms Energy, LLC agreed to grant Multisys Acquisition an option to purchase certain oil and gas production royalty rights on land in North Dakota.  The option terminates on November 15, 2010, as a result of extensions, attached hereto as Appendix D, granted to the options that originally expired on August 31, 2010,  These options can be negotiated for further extension if need be.  To exercise its rights under the Asset Purchase Agreement, Multisys Acquisition must pay Holms Energy, LLC $100,000 and MLS will issue forty million (40,000,000) shares of common stock to Holms Energy, LLC and grant Holms Energy, LLC a 5% overriding royalty on all revenue generated from the gas and oil production royalty rights for ten years purchased from Holms Energy, LLC.  As a result of the issuance of the shares, the members of Holms Energy, LLC will hold a controlling interest in MLS.  The oil and gas production royalty rights to be purchased from Holms Energy, LLC include:  1) oil and gas rights equal to 6% landowner royalty interest related to approximately 6,000 gross acres and 1,600 net mineral acres of land located in McKenzie County, 8 miles southeast of Williston, North Dakota owned by Holms Energy, LLC;  2) an Option to Purchase the Greenfield Mineral Rights, as described below, entered into between Holms Energy, LLC,  and Rocky and Evenette Greenfield: and 3) the transfer of all right, title and interest in a total of 14 leases, 12 leases with Oasis Petroleum, Inc. (OAS-NYSE), one lease with Diamond Resources, Inc, which was subsequently sold to Brigham Resources, Inc. and one lease with Texon LP.

The option to purchase the oil and gas production royalty rights from Holms Energy, LLC is contingent on the occurrence of the following:  (1)  amendment of the 2008 Stock Option Plan to increase the stock options available in the Plan from 1,000,000 shares to 5,000,000 shares which is described in Proposal number 2 of this Proxy Statement; (2) MLS needs to close its current Regulation D Rule 506 private placement offering of Units, by receiving subscriptions for at least 3,000,000 Units, and at least $1,500,000 of subscription proceeds being held in escrow pending the Holms Energy, LLC option acquisition closing.  Each Unit consists of two shares of Multisys common stock and one three year stock purchase warrant to purchase shares of common stock for $0.50 per Unit.  The closing date of the private placement will be before November 15, 2010, with a possibility of extending. In the event we are not able to close the minimum offering, the option to purchase the oil and gas rights from Holms Energy, LLC will expire and the investor funds being held in a special account will be returned to the investors, which minimizes risk of loss to new potential investors.  We do not see any other risk involved if the closing does not occur.  We do not know the likelihood of the transaction closing and we cannot assure you that we will have the required $1,500,000 of subscription proceeds in escrow prior to the deadline for exercising the option to purchase the assets from Holms Energy, LLC.

Option on Greenfield Mineral Rights Assets

Holms Energy, LLC entered into an option agreement, dated June 18, 2010, with Rocky and Evenette Greenfield to purchase 2.33% of the oil and gas production (3 out of 100 barrels produced from the Holms Property by any of the Holms Property Lessees) from the Holms property.  After exercise of the option with Holms Energy, LLC, Multisys Acquisition will have the option to purchase the gas and oil production royalty rights from Rocky and Evenette Greenfield for an aggregate of $1,649,000 plus interest as follows:  $400,000 as an initial down payment and installment payments in the amount of $120,000 per year plus interest at 5% per annum for 8 years and a balloon payment in the amount of $299,000.  The Greenfield option terminates on November 15, 2010.  Under the terms of the proposed Asset Purchase Agreement with Holms Energy, LLC pursuant to the option to purchase assets will be exercised, we will undertake to exercise the Greenfield option as soon as practicable after the closing of the Holms option by making the initial payment of $400,000.

Holms Assets

Holms Energy, LLC owns oil and gas rights equal to a 5.66% average landowner royalty interest related to approximately 6,000 gross acres and 1,600 net mineral acres of land located in McKenzie County, 8 miles southeast of Williston, North Dakota (the “Holms Property”).  There are 14 separate and original mineral leases executed between Val M. and Mari P. Holms (the managing members of Holms Energy, LLC) and from two other owners of mineral rights on the Holms Property, Rocky and Evenette Greenfield and Barbara Martin,  pursuant to 14 separate mineral leases granted or amended between September 9, 2009 and December 10, 2009, whereby: 1) Oasis Petroleum, Inc., 2) Brigham Resources, and 3) Texon L.P. (collectively “Holms Property Lessees”) purchased the rights to explore, drill and develop oil and gas on the Holms Property.  Oasis Petroleum, Inc., pursuant to the terms and conditions of the leases are required to drill 9 wells in the Bakken Formation before December 31, 2011 in order to keep retain the leases and keep them in good standing.  The Holms mineral rights constitute the right to 5.66% of the oil and gas production (6 out of 100 barrels produced from the Holms Property by any of the Holms Property Lessees).  Val M. and Mari P. Holms assigned their Holms Mineral Rights to Toll Reserve Consortium, Inc., who in turn transferred the same rights to Holms Energy, LLC in June 2010, subject to the existing 14 mineral leases granted to the Holms Property Lessees.  This includes the rights to potential oil and gas revenue from production royalties from the surface down to and including the oil shale bearing Bakken Formation, in the event commercial gas and oil is discovered by any of the Holms Property Lessees.  To date no wells have been drilled on the Holms property and no oil and gas production royalty income has been generated.

Geology

The Williston Basin is a large intracratonic sedimentary basin in eastern Montana, western North and South Dakota and southern Saskatchewan known for its rich deposits of petroleum and potash.  The basin is a geologic structural basin but not a topographic depression; it is transected by the Missouri River. The oval-shaped depression extends approximately 475 miles (764 km) north-south and 300 miles (480 km) east-west.

Regina
Bakken Shale
NORTH DAKOTA
Bismark
MONTANA
Billings
Williston Basin
SOUTH DAKOTA
WYOMING

The Bakken Formation is an oil-bearing stratum covering parts of Montana, North Dakota, and Saskatchewan.  Oil was first produced from the Bakken more than 50 years ago. Production was mainly from a few vertical wells until the 1980’s when horizontal or directional drilling technology became available.  Only recently after the intensive application of horizontal wells combined with hydraulic fracturing technology did production really accelerate.  The Bakken is one of many hydrocarbon producing formations in the Williston Basin, a sedimentary basin covering parts of three states and two provinces.  The total layer of sediments in the basin can be up to 15,000 ft. thick, and within that, the Bakken itself reaches a maximum of 150 feet.  The Bakken Shale is the largest oil find in the history of the U.S. according to the U.S. Geological Survey (USGS). However, in April 2008 a report from the State of North Dakota estimated that of the 167 billion barrels of oil in place in the North Dakota portion of the Bakken Formation, 2.1 billion barrels were technically recoverable.  Technically recoverable oil must also be contrasted with economically recoverable oil meaning the amount of producible reserves of oil that will give a reasonable return on investment.  The volume of economically recoverable reserves will change as oil price, cost of wells and other factors vary.  [The number of wells drilled in the North Dakota Bakken jumped from 300 in 2006 to 457 in 2007 and oil production increased 229% from 2.2 million barrels to 7.4 million barrels in 2007.]

N 101W
152N 100W
152N
CAMP
POE
N 101W
151N 100W
151N

Mineral rights locations designated in yellow above.

Isopach map, total Middle Member, Bakken Formation.  The Holms Property is located in the immediate area at the tip of the arrow originating from the 60 feet Isopach Interval.

The Bakken Shale in the Williston Basin is over 11,000 ft. deep at the center of the formation and rises to 3,100 ft. on the edges of the basin.  The Bakken Formation is composed of three distinct members.  The first layer averages twenty three feet in depth and consists of blackish marine shale.  The second member which runs from 30 ft. to 80 ft. and composed of interbedded limestone, siltstone, sandstone and dolomite.  The bottom member is a dark black marine shale that averages 10 ft. to 30 ft. in thickness.  All three formations that make up the Bakken are rich in an organic material called Kerogen.  When Kerogen is heated (thermogenic processes) or broken down by organic means (biogenic processes), natural gas and oil are created.  The Bakken Formation is capped by a very thick limestone formation called the Lodgepole.  It is because of this limestone cap that there is so much gas and oil trapped in the shale horizons.  The Bakken Formation is what is considered a thermally mature deposit and the oil from the Bakken has a 41 specific gravity and is deemed to be commercially high grade crude oil.

Horizontal Drilling:

Horizontal or directional drilling has revolutionized the way the oil and gas wells are being drilled in the Williston Basin.  The reason that horizontal drilling is changing the oil and gas business is that a well drilled sideways through a formation that contains oil and gas will produce many more times that of a vertical well.  A vertical well will only penetrate a limited area of the productive zone, whereas a well drilled horizontally may penetrate up to 10,000’ of the zone.  This also means that previously tight shale formations such as the Bakken Formation can result in prolific production.

The Bakken Formation has poor porosity which reduces the ability of the gas and oil to flow out of this horizon.  Recently, horizontal drilling of lateral holes combined with hydraulic fracturing (“fracking”) has resulted in substantial production from thick formations that have poor porosity.  Porosity and the permeability of the oil shale rock can vary widely and unpredictably over short distances, thus dry wells can be found next to prolific wells with little explanation geologically.

Fracking is a procedure whereby packers (plugs) are set every 250’ to 300’ and up to ten 2,000 horsepower hydraulic pumps deliver high pressure fluids that contain a high percentage of round ceramic beads are utilized as propellant and keep the fissures and fractures open along the bedding-planes that are created by the high pressure fluids.  The fissures and channels created by the high pressure fluid and held open by the ceramic beads that are left behind; provide a pathway to allow the gas and oil to flow into the drill hole.

Two new technologies are currently being used to enhance horizontal drilling: 1) log while drilling (LWD); and 2) drill string radar (DST).  LWD uses long sensors which read gamma radiation given off by the formation, which provides real time information to the drillers and this information is gathered and assists drillers to drill in the optimum sections of the formation.  DST provides information to the driller on the surface as to what direction and angel the well is being drilled.  The combination of the two technologies greatly assists keeping the drill bit in the optimum location within the Bakken Formation.

Example of Horizontal Drilling

Description of Property

There are 14 independent executed oil leases on various parcels of land constituting the Holms Property which are not all contiguous.  The original mineral rights were inherited by three family members, Van Holms, his sister Evenette Greenfield and their cousin Barbara Martin each owning an undivided 33 1/3% interest.  Each of the three mineral rights owners have executed the 14 leases with three oil companies.  The average "landowners royalty" for the 14 leases is approximately 17%, so each of the three owners has a beneficial net ownership interest in the royalty income from all oil and gas produced equal to 5.66%.  In this case one of the three owners, Val and Mari Holms, have assigned all right, title and interest to their mineral rights to Holms Energy, LLC.  Holms Energy, LLC then acquired an option to purchase an undivided 50% interest of the mineral rights owned by Rocky and Evenette Greenfield (another 2.83%).  Therefore, if Multisys is successful in meeting the terms and conditions of the option agreement and the option is exercised, Holms will also convey its rights under  the Greenfield option to Multisys and Multisys will exercise this option and use the proceeds from the current private placement.  If Multisys is not successful in raising the necessary capital, then the option will not be exercised and Multisys will remain in its current business.

Pursuant to the North Dakota Oil and Gas Commission, long radius deep horizontal multi-stage fracking wells in the Bakken Formation must be permitted in spacing unit of not less than 1,240 acres (two sections), each section containing 640 acres.  . The spacing units have to be approved and permitted in advance of drilling by the North Dakota Oil and Gas Commission.  When a horizontal well is drilled in the area where the subject property is located, they typically drill down about 8,000 vertical feet and then utilize directional drilling to flatten the hole to 90 degrees and drill horizontally down the oil and gas producing formation.  Horizontal directional drilling provides more contact area to the oil bearing formation than a typical vertical well.  This method of drilling is referred to as an enhanced oil recovery method.

Description of Oil Leases

As described in detail in the following table entitled Description of Property and Leases, there are 14 oil and gas leases with three different oil companies involving the Holms Property, with Oasis Petroleum having 11 leases, Brigham Resources 2 leases and 1 lease with Texon L.P.  Each of Holms Energy, Rocky and Evenette Greenfield, and Barbara Martin have entered into leases with the three oil companies..  The leases have lease periods of between 3 and 8 years with starting dates from March 2003 to December 2009.  All but three of the leases have landowner royalties payable by the oil company lessees on gross proceeds from oil and gas production of 17%, with each of the three landowners having rights to 5.66% of the royalty.

DESCRIPITON OF PROPERTY AND LEASES

Legal	Lease	Gross	Net	Original	Current	Percentage	Bakken Res	Holms	TOTAL	Drilling
Description	Period	Acres	Acres	Leasee	Leasee		Percentage	Percentage		Commitment
151N, R100W, Sec 5: Lots 3, 4, S1/2NW4, SW4 NE4, W2SE4	12/10/09-12/10/12	280.8	23.5	Armstrong	Armstrong	17%	2.833%	5.666%	8.499%	YES
152N, R100W Sec 29: NE, N2NW	11/24/08-11/24/11	800	83.92	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R101W, Sec 24: SW	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R101W, Sec 25: NWNE, S2NE, N2NW, SENW, NESW, N2SE, SESE "				Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 22: W2, SE	7/14/08-7/14/11	480	104.38	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 7: Lot 1, Lot 2, E2NW4, NE4	3/1/05-3/1/12	307.08	100.91	Sundance	Oasis Petroleum	17.5%	2.833%	5.666%	8.499%
152N, R100W, Sec 17: W2SW	9/9/03-9/9/11	2227.22	491.81	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 19: Lots 1, 2, E2NW, NE	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec:7: Lots 3(33.63), 4(33.59), E2SW, SE Plus all accretions and riparian rights				Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 20 All	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 21 All	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R101W, Sec 24: SW4	BEERS WELL P & A	160.68	4.06	Empire Oil	Oasis Petroleum	17%	0.05%	0.10%	0.15%	No
152N, R101W, Sec 26: SW4	4/8/08-4/8/11	153.68	4.62	Diamond Res.	Bringham	17%	2.833%	5.666%	8.499%	YES
152N, R101W, Sec 35: E2NE4, SW4NE4, SE4NW4	Lyle Well P & A	640	9.62	Oasis	Bringham	12.50%	0.05%	0.10%	0.15%	No
152N, R100W, Sec 8: NW4NW4, S2NW4, SW4, S2SE4	7/29/08-7/29/13	1003.1	329.59	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 9: Lots 1,2,3,4 SW4NW4, SW4, S2SE4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 10: Lots 2,3,4 S2SW4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 15: NE4NW4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R101W, Sec 1: SE4SE4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N R100W, Sec 18: Lot 1 NENW, N2NE	5/21/09-5/21/12	393.63	102.67	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	Yes
152N, R101W, Sec 13: NW, N2NE	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 23: W2SW	7/14/08-7/14/11	80	19.63	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 31: Lot 1, 2, 3, 4, E2W2, E2	7/14/08-7/14/11	858.08	167.11	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 32: W2W2, NENW, NESW	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 5: SWSW	7/14/08-7/14/13	193.38	63.54	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 6: Lot 14 S2SE4, SE4SW4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R101W, Sec 12 E2NE, E2SE	Lindvig HBP	160	53.33	Empire Oil	Oasis Petroleum	15.00%	0.650%	1.30%	1.950%	No
151N, R100W, Sec 5: SWSW	Bratcher Forthun HBP	400.08	23.35	Murphy Oil	Texon L.P.	12.50%	1.015%	2.03%	3.045%
152N, R100W, Sec 30 (all of it)	Schmitz HBP	163.38	13.63	Bill Barrett	Oasis Petroleum	17%	0.500%	1.00%	1.500%
151N, R100W, Sec 6, Lots 2, 3, SENW, SWNE	NOT LEASED	80	53.33
			1649

Reasons for Entering into the Option to Purchase Assets Agreement with Holms Energy

The fundamentals of the decision to enter into the Option to Purchase Assets Agreement with Holms Energy were based largely on the fact that the sales and marketing effort of the language software in China did not meet the expectations of our board of directors and they felt had a fiduciary responsibility to attempt to do something meaningful for the benefit of the Multisys shareholders.  While none of the members of our board of directors have any experience in the oil and gas business, there was overwhelming evidence and data provided to the members of the board by Holms Energy that there existed a very real possibility that substantial oil and gas reserves could exist on the subject property.  This was based on the fact that there are a number of commercial wells in the immediate vicinity of the Holms property and on seismic studies confirming the presence of the Bakken Formation underlying the property conducted by the North Dakota Geological Survey.  The other factors considered by our board were as follows.  The fact that the property had been leased to Oasis Petroleum, a well respected exploration company that specializes in drilling programs in the Bakken formation which is listed on the New York Stock Exchange under the stock symbol OAS-NYSE, and  that Oasis Petroleum was under contract to drill a minimum of nine wells before the end of 2011  Our board of directors evaluated the economic impact to the company if all or a portion of these wells were commercially viable.  The data used to make this informal evaluation was predicated on production levels of oil and gas wells surrounding the subject property.  Many of these surrounding wells had initial tested production in excess of 3,000 barrels of oil equivalent per day.  It was the opinion of the board of directors, that a minority interest in a company that received a royalty interest revenue from just one commercial oil well out of nine possible wells exceeded the potential from any sales and marketing program in China.

The other factor that contributed to this decision to take a minority interest in a company in a different industry was related to the fact that the Board had not been successful in generating any interest in securing additional funding to supporting additional sales and marketing efforts of its language software in China.

Another factor was the fact that the company was out of operating capital and they saw an opportunity that was in the best interest of the shareholders to turn control over to a new management team that would bring cash and assets into the company.

The executive officers and directors deemed the proposed transaction to be potentially beneficial to its existing shareholder based on the economic analysis of the two reports.

The directors also were of the opinion that there is a reasonably good chance that the price of oil will appreciate in the future and there would be more interest in the investment community in an oil and gas company than a software company

In the final analysis the board of directors deemed it a better opportunity for the shareholders to have a minority position in an oil company that owns mineral rights in a strategic location in a known area of substantial oil production, as compared to the economic potential for its original sales and marketing program for language software in mainland China.

Authority, Approvals of the Transaction

The consummation of the transaction contemplated by the Asset Purchase Agreement shall be approved by the Board of Directors of Multisys and the issuance of the 40 million shares as part of the purchase price shall be subject to approval of the stockholders of Multisys.

Holms Energy, LLC, is a private Nevada entity and is controlled by two managing members (or Managers), Val M. Holms and Mari Holms.  According to the Holms Energy, LLC, Articles of Organization, the Managers are authorized on the Company's behalf to make all decisions as to (a) the sale, development lease or other disposition of a portion or all the Company's assets; (b) the purchase or other acquisition of other assets of all kinds.  The Managers have full right and authority to make decisions on the sale of assets held by Holms Energy, LLC.  The only action required by Holms Energy, LLC, for this sale of assets involves the Asset Purchase Agreement which will be executed by the two Managers following the conversion of the option agreement that Multisys has entered into with Holms Energy, LLC, which was also executed by the Managers of Holms Energy, LLC.

Change of Control of MLS

After the exercise of the Holms option and the closing of the Asset Purchase Agreement involving in part the issuance of 40 million (40,000,000) shares of MLS common stock to Holms Energy, LLC, which will be broken down and subsequently transferred to the members of the LLC.  The members of Holms Energy, LLC will then hold approximately 71% of the outstanding shares of common stock of MLS, assuming the issuance of three million shares to investors in the current MLS private placement of offering.  The current stockholders of MLS, who currently hold 6,157,500 shares of common stock, will experience very substantial dilution as a result of the issuance of the shares by MLS to Holms Energy, LLC, and will become minority shareholders in MLS.  After the closing of the transaction, the current directors of MLS will appoint the nominees designated by Holms Energy, LLC as members of the board of directors of MLS.  Subsequently, the current officer and directors of MLS will resign their positions at MLS, clearing the way for the appointment of new executive officers by the new board of directors of MLS.  Assuming the receipt of authorization from MLS stockholders for the amendment of the articles of incorporation of MLS at the special meeting of stockholders, and the closing of the exercise of the Holms option pursuant to the Asset Purchase Agreement, MLS will change its corporate name to Bakken Resources, Inc.

Information about the Directors and Executive Officers of Multisys

Legal Proceedings

There are no material proceedings in which any of our directors or executive officers is an adverse party or has a material interest adverse to our interest.

Directors, Executive Officers, Promoters and Control Persons

The current executive officers, directors and significant employees of Multisys Language Solutions are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Janelle Edington	President, Chief Executive Officer, & Director	28	June 6, 2008
Raymond Kuh	Secretary, Treasurer, Chief Financial Officer & Director	37	June 10, 2008
Christopher Wetzel	Vice-President and Director	38	June 10, 2008

All directors of our company hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. The officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Family Relationships

There are no family relationships among our directors or officers

Business Experience

The following is a brief account of the education and business experience of each director and executive officer during at least the past five years, indicating each person’s business experience, principal occupation during the period, and the name and principal business of the organization by which they were employed.

Janelle Edington, Founder, President, and Director.  Ms. Edington attended Washington State University in Pullman, Washington.  She earned a B.A. in Business Administration in 2003.  Since 2004 she has been employed in the guest services department of the Venetian Hotel in Las Vegas.

Christopher Wetzel, Vice President, and Director.  Mr. Wetzel graduated from University of Puget Sound in Tacoma, Washington, in 1992 with a degree in English.  Since 2002, he has been the Vice President of Business Development for Contineo Technologies, Inc., and is a Certified Information Systems Auditor.

Raymond Kuh, Chief Financial Officer, Treasurer, Secretary, and Director.  Mr. Kuh is currently engaged in the business of providing specialized language services, translation and interpretation primarily in the area of legal contracts.  He earned a Bachelor of Arts Degree in English Philology from Gonzaga University, Spokane, WA in (August 1992 - May 1996). Subsequently, Mr. Kuh has continued to further his training, skills and competence.  Via Eastern Washington University (January through  June 1997), he moved to Guadalajara Mexico and completed a 6 month intensive Spanish immersion program.  In 1999 he organized and formed the Historical Autographs U.S.A., Inc. and was the President and Director of the company until it merged with Arbios Systems, Inc. in 2003.  From July 1997 to November of 2004, Mr. Kuh was employed by Walsh & Associates of Spokane, WA, a law firm specializing in patent, trademark, copyright and other intellectual property law.  During this time, Mr. Kuh ascended to the position of Operations Manager, whereby he managed business activities and staff of three.  In 2006, in Barcelona, Spain, he completed the Spanish Official Language School’s (Escuela Oficial de Idiomas) Level 4 Advanced Spanish course, earning a Notable distinction; and, in 2007, he successfully completed all modules in a course entitled Introduction to Translation offered by International House World Organization, Barcelona, Spain. Since mid-2007 through the present, he has worked as an independent translation consultant.  He was also a founder and officer of Trevenex Resources, Inc. from December 2007 to March 2010.

Involvement in Certain Legal Proceedings

To our knowledge, during the past five years, no present director or executive officer of our company: (1) filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent, or similar officer appointed by a court for the business or present of such a person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer within two years before the time of such filing; (2) was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director of any investment company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodity laws; (4) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity; (5) was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law and the judgment was not subsequently reversed, suspended or vacated; (6) was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Transactions with Related Parties.

On November 9, 2009, we entered into a promissory note with the President, Chief Executive Officer and Director, Janelle Edington, whereby Ms. Edington made a loan to our company in the amount of $6,500 for a period of 180 days.  The promissory note bore interest at 6% per annum, and matured on May 8, 2010.  On April 2, 2010, the note was repaid in full.

On May 28, 2010, the Company borrowed $15,000 from Ms. Edington. The note is unsecured, matures November 23, 2010 and bears interest at 6% per annum. The Company made a partial repayment of $2,000 on June 8, 2010 leaving $13,000 outstanding at June 30, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of our common stock.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  We have no knowledge that, as of the date of this filing, our directors, executive officers, and persons who own more than ten percent of our common stock, have not filed an initial Form 3, Form 4 current report, or an annual Form 5 in a timely manner.

Director Independence

Our Board of Directors has determined that none of our three directors are currently “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.  We are not presently required to have independent directors.  If we ever become a listed issuer whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association, which has independent director requirements, we intend to comply with all applicable requirements relating to director independence.

Board Meetings and Committees; Annual Meeting Attendance

We held our 2009 Annual Meeting on March 16, 2010.  Two directors, Janelle Edington and Christopher Wetzel, attended in person and the other officer, Raymond Kuh, attended telephonically.  Only one action by unanimous written consent was taken by the board of directors in 2009.  We held our 2010 Annual Meeting of Stockholders on June 21, 2010, one director, Janelle Edington, attended in person and the other officers, Raymond Kuh and Christopher Wetzel attended telephonically.  Multisys has not constituted any board committees.

Multisys does not have a policy with regard to board members’ attendance at annual meetings of security holders.

Nominating Committee.

Multisys does not have a nominating committee.  The full board of directors performs the functions of a nominating committee.  We are a development stage company with minimal revenues from operations, few employees, and with a lack of sufficient capital resources to attract new directors.  Our three current directors have served since Multisys was incorporated, so none of our three directors, Janelle Edington, Raymond Kuh and Christopher Wetzel have participated in the consideration of new director nominees, but would do so if such nomination was to occur.

Audit Committee, Audit Committee Financial Expert

We are not a “listed company” under SEC rules and are therefore not required to have an audit committee comprised of independent directors.  As we are a development stage company with minimal revenues from operations, few employees, and relatively simple financial statements, as of December 31, 2009 we had not constituted any board committees, including an audit committee.  In January 2009, we adopted charters for an Audit Committee, a Compensation Committee, and a Corporate Governance and Directors Nominating Committee, but will not have these committees until we have the resources to do so.  We do not have an audit committee financial expert who is an outside director. As our business grows and our financial statements become more complicated, we intend to seek an outside director who can qualify as an audit committee financial expert.

Compensation Committee

We do not have a compensation committee.  The full board of directors performs the functions of a compensation committee.  We have not constituted a compensation committee due to the fact that for most of its operating history Multisys has not had sufficient funds to compensate its directors or executive officers and has not awarded any stock options to date to officer and directors.  Except for a consulting arrangement with Janelle Edington which existed from September 2008 to June 2009, no compensation of any kind has been granted to any of our directors or executive officers.  Two of our three directors, Raymond Kuh and Christopher Wetzel participated in the consideration of that consulting arrangement for our CEO.

Shareholder Communications

We have not provided a formal process related to stockholder communications with our board of directors.  We have stated in our proxy material that any stockholder who desires to contact our board of directors or specific members of the board may do so by writing to: The Board of Directors, Multisys Language Solutions, Inc., 8045 Dolce Volpe Ave., Las Vegas, NV 89178.  We do not have a formal process for stockholder communication with our board of directors because we are currently a small shell company with very limited financial resources.  We expect to expand our corporate governance measures once we have increased financial resources.

Information about the Directors and Executive Officers of Multisys After Change in Control

The following table sets forth the persons expected to become the directors and executive officers of Multisys after the closing of the asset purchase of the Holms Assets..   These persons are expected to be nominated by the members of Holms Energy, LLC, who will hold a controlling interest in Multisys after the closing.

Name	Age	Position
Val M. Holms	63	Chief Executive Officer, President and Director
(to be determined)		Vice President of Operations
Kent Jensen	47	Chief Financial Officer, Treasure and Director
Karen Midtlyng	52	Secretary and Director
David E. Boleneus	63	Director
Frank Blair	74	Director

Business Experience of Likely New Directors and Management

Val M. Holms – 63, President, Chief Executive Officer and Director.  After being honorably discharged from the United States Marine Corps, 4th Force Recognizance Division in Viet Nam in 1969, he was the founder, sole owner and operator of Holms Building Services, Inc., a licensed general contracting company based in Missoula, Montana until 1984.  Beginning in 1971 until the present, Mr. Holms has been a private investor, a part time independent land man, organized several oil and gas limited partnerships, purchased and sold mineral leases, and arranged various oil and gas joint ventures in Montana, Oklahoma, Texas, and North Dakota .  From 1984 to 1988, he attended Rhema bible Institute and received a Bachelor degree in Theology.  From 1983 to 2010, Mr. Holms and his wife owned the Tra Ho Sutra Kenpo Karate School in Helena, MT.  Mr. Holms and his wife Mari Holms are the managing members of Holms Energy, LLC.

Kent L. Jensen – 47, Chief Financial Officer, Treasurer and Director.  Mr. Jensen received a Bachelor of Science degree in accounting and a Masters of Professional Accounting (Tax) from Weber State College, Ogden, Utah.  He holds a license as a

Certified Managerial Accountant (CMA) and is a retired CPA.  From 1987 to 1989 he was a staff auditor for KPMG based in Portland, OR.  From 1989 to 1991, he was comptroller for Pacific Stationery & Printing Company, Portland.  In 1992, Mr. Jensen became the Chief Financial Officer for Ray’s Food Service, Inc. based in Clackamas, OR, and continued in that capacity until 1996, during which the company grew from $30M to $75M in sales.  From 1996 to 1998 he was the CFO of Applied Research, Inc, Portland.  In 1998, Mr. Jensen then became the CFO for Northwest Staffing Resources, Inc. in Portland and held that position until the end of 2001.  Since 2001 till present, Mr. Jensen has been the CFO of Alliance Management Group, Inc., a Portland based consulting company.

Karen S. Midtlyng – 52, Secretary and Director.  Ms. Midtlyng has an associate degree from the University of Montana, Helena College of Technology.  From 1978 to 2005, she was employed by U.S. Geological Survey (U.S.G.S.), Water Science Center, Helena, MT, and during her 27 years with the U.S.G.S. she performed a wide variety of duties.  Examples of her duties, responsibilities, and accomplishments during her employment by the U.S.G.S. included: 1) start to finish production of U.S.G.S. scientific reports, fact sheets and electronic documents; 2) preparation of all final copy for publication for the Montana Water Science Center; 3) training which consisted of expanded duties and studies at the U.S.G.S. National Training Center where she completed in online technical editing courses, online English/Grammar editing and methods for preparation of national publications; 4) Co-authoring of several U.S.G.S. publications; and 5) service as the Editorial Assistant for the U.S.G.S. in Helena.  From 2005 to present, she has been engaged as an independent consultant in providing services for small business in the Helena area where she assists in the establishing and implementation of business processes.

Frank H. Blair – 74, Director.  Mr. Blair received a Bachelor of Science degree in 1958 from Oregon State University.  Mr. Blair is a Certified Professional Geologist, CPG, Number: 03517, and certified by the state of Idaho, Number: 414.  He is a member of the American Institute of Professional Geologists and a Honorary Life Member of Northwest Mining Association & Society of Mining Engineers.  From 1964 to 1974, he was managing geologist for Freeport Exploration Company and evaluated mineral deposits in the Northwest and oil and gas projects for Freeport Oil Company in the states of Colorado and Wyoming.  From 1974 through 1994, Mr. Blair offered a wide variety of geological services and operated at F.H. Blair & Associates.  During this period Mr. Blair had contracts with; 1) The Anschutz Corporation, which was a combination of oil, gas and mineral exploration; 2) Placer Dome, Inc.; 3) Puget Sound Energy; 4) Earth Resources, Inc.; 4) Pegasus Exploration, Inc.; 5) Agnico-Eagle (USA); 6) Bunker Hill Corp; 7) Gulf Resources, Inc.; 8) Fremont Mining Co.; 9) Canadian Superior; and 10) numerous small to mid-sized mineral and oil exploration companies.  From 1995 to 1997 Mr. Blair managed a 500 square mile concession for Minerea Yamana, Inc, based in Asuncion, Paraguay.  From 1997 to present, Mr. Blair has owned and operated Blair Exploration Associates (BLEXAS) based in Spokane, WA.  BLEXAS specializes in resource management, and formulating and implementing exploration projects in North and South America.  The primary targets of the exploration program are base metals and precious metals, which resulted in the discovery of the first lode gold deposit discovered in Paraguay.

David E. Boleneus – 63, Director.  Mr. Boleneus received his Bachelor of Science in Geology and Certificate in Geographical Information Systems (GIS) from Eastern Washington University.  He earned a Master of Science degree in Geology from Louisiana State University.  He also earned his Masters of Business Administration from the University of Phoenix in Denver, Colorado.  He is proficient in geohydrology, geophysics, Spanish, and computer (GIS) mapping.  Mr. Boleneus' professional experience includes working as a Petroleum geologist in Denver, Colorado, at Sohio Petroleum Co. (Standard Oil Company of Ohio) from 1980 to 1985.  From 1985 to 1996, he was a mining engineer in Denver, Colorado, with the U.S. Bureau of Mines.  From 1997 to early 2007, Mr. Boleneus served as a Research Scientist at the U.S. Geological Survey.  From early 2007 to the present, Mr. Boleneus has been a consultant for InfoMine, Inc., based in Spokane, Washington concerning mining and milling cost engineering, and economic analysis of mining operations.  At the beginning of 2007 through the present, he has been the owner of HydroImaging, Inc. based in Spokane, Washington, which consults on electrical geophysics, mine cost engineering.  Mr. Boleneus has authored over 100 professional reports including: in-house reports, staff reports, technical presentations, and industry publications.

Information about the Parties to the Transaction

Information on Holms Energy, LLC

Val M. and Mari P. Holms executed a Mineral Deed and transferred their oil and gas rights equal to a 5.66% average landowner royalty interest related to approximately 6,000 gross acres and 1,600 net mineral acres of land located in McKenzie County to Toll Reserve Consortium, Inc., on December 4, 2008, who in turn executed a Mineral Deed and transferred the same rights to Holms Energy, LLC in June 2010.  Holms Energy, LLC, is a Nevada Limited Liability Company formed June 4, 2010.  Val M. and Mari P. Holms own 64.5% of the membership interest in Holms Energy, LLC and Val M. Holms is the Executive Managing Member of the LLC.  The Mineral Deeds are subject to 14 separate mineral leases originally granted by Val M. and Mari P. Holms prior to the transfer to Toll Reserve Consortium, Inc.  These 14 leases are currently owned by Holms Energy, LLC and the Lessees have the right to explore for oil and gas on the property, subject to production royalties.  See Option on Assets of Holms Energy, LLC above.  In the event the contemplated transaction and proposed funding is completed, of which there is no assurance, the mineral rights being transferred from Holms Energy, LLC to Multisys will be from the surface down to and including the Bakken Formation.  No oil and gas wells have been drilled.  There is no assurance that commercial gas and oil will be discovered by any of the Lessees on the Holms Property.

Information on Multisys Language Solutions, Inc.

Description of Business

A.  Introduction and Business Strategy

Multisys was organized under the laws of the State of Nevada on June 6, 2008, for the purpose of acquiring a Software Reseller Agreement on an exclusive basis from Strokes International AG, (Strokes) a language education software development company based in Linz, Austria and to market language teaching software products primarily in the People’s Republic of China, including Hong Kong, Macao and Taiwan.  Under the Software Reseller Agreement, Strokes agreed to provide the master CD-ROM with Electro Static Discharge (ESD) –free activating code protection for pressing the software (CD-ROM or programming USB thumb drives) in China, which include all necessary printing pattern files and pictures of the homepage from Strokes and company marketing literature, which the reseller or its assignee is authorized to duplicate in whole or in part.

B.  Multisys Language Solutions’ Exclusive Software Reseller Agreement

The exclusive Software Reseller Agreement was originally granted to Peter Schmid, a businessman residing in Aying, Germany on June 1, 2008.  The exclusive Software Reseller Agreement was subsequently assigned to Multisys on June 11, 2008, by Peter Schmid for (i) $10,000 in cash, (ii) warrants to purchase 100,000 shares of Multisys common stock at $0.10 per share valid for three years from the date of issuance, and (iii) a royalty of 5% of all proceeds received by Multisys from the sales of the language teaching software product.  Under the terms and conditions of the Software Reseller Agreement between Peter Schmid and Strokes International AG, Peter Schmid as the Reseller had the right to transfer and convey his interest in the Software Reseller Agreement to a third party.

Under the Reseller Agreement, Strokes appointed the reseller or his assignee Multisys as its exclusive sales agent in the countries of the Peoples Republic of China, Hong Kong, Macao and Taiwan to market and sell certain language education software.  The exclusive language education software was developed to teach Chinese speaking individuals how to read and speak the English and German languages. There are three different levels of language teaching software programs for both English and German languages, beginner, intermediate and advanced, which are fully developed and being marketed currently.  Strokes agreed to provide the master CD-ROM with ESD–free activating code protection for pressing or duplicating the software (CR-ROM´s or USB Thumb drives) in China, which include all necessary printing pattern files and pictures of the homepage from Strokes and company marketing literature, which the reseller (and assignees) are authorized to duplicate in whole or in part.

As a reseller, we are obligated to pay Strokes a royalty in the amount of 40% of the net retail price, payable quarterly.  The net retail price is defined as the customer price minus the applicable official value added tax rate.  As of June 2008 when the Resellers Agreement was signed, the applicable value added tax in China and Macao was 17%, Taiwan was 5% and there was no VAT in Hong Kong and Macao.

The Resellers Agreement, which was an exhibit to our registration statement on Form S-1, has an initial term of five years and shall automatically renew for subsequent five year terms unless either party provides written notice at least thirty days prior to the expiration of the then current term.  The material characteristics of the Resellers Agreement are only on pricing structure, royalty fees, liability, confidentiality, communication, and assignment.  No obligations are set for sales benchmarks or guaranteed revenue for the five year period.  The agreement can be terminated by either party upon the occurrence of a material breach by the other party, if the breaching party does not cure such breach within twenty days after the receipt of written notice identifying the breach.

Exclusive Marketing and Distribution Agreement

Subsequent to the acquisition of the exclusive Software Reseller Agreement, effective as of July 1, 2008, Multisys entered into a five year Exclusive Marketing and Distribution Agreement with Xiamen Eurotech Intelligence Commercial & Trading Co. (or Xiamen) whereby Xiamen would be the exclusive production, sales and marketing agent for Multisys to replicate, package, advertise, market, and sell all language teaching software products in China, Hong Kong, Macao, and Taiwan.  Under the Exclusive Marketing and Distribution Agreement, consistent with the terms of the Software Reseller Agreement with Strokes, Xiamen has the legal authority to mass reproduce and package the language teaching software products with a view toward selling those products pursuant to a specific pricing structure.  Xiamen agreed to be bound by all terms and conditions defined in the Software Reseller Agreement for the express purpose selling the language teaching software products on an exclusively basis in China, Hong Kong, Macao, and Taiwan.  This includes the assumption of the underlying financial obligations to Stokes International AG, as described in the original Software Reseller Agreement.  Subject to reaching certain sales targets outlined in the five year agreement, Xiamen will be authorized to continue to sell the language teaching software products on an exclusive basis for an additional five years.

We required Xiamen to meet certain minimum annual sales volumes under the terms of the Exclusive Marketing and Distributions Agreement, beginning in 2009 through the end of 2012.  Pursuant to an amendment of the agreement with Xiamen, we agreed to waive the minimum sales requirement for 2008 and 2009.  This waiving of the minimum was necessary because the regulatory review of the product by the Chinese government took far longer than originally anticipated and the product was not cleared for sales in China until June of 2009.  The minimum sales requirements for 2010-2012, which are 6,000, 12,000 and 12,000 units, respectively, remain in effect at this time.

Under the terms and conditions of the Resellers Agreement we agreed to sell three different interactive multimedia language education software programs in China for the following net retail prices: 1) 385 RMB ($56.39) for the beginners program; 2) 556 RMB ($81.44) for the intermediate program; and 3) 726 RMB ($106.34) for the advanced program, using the currency exchange rate of 6.827 as of December 31, 2009.  Because the products will be produced in China, the costs for production, duplicated, packaging, printing and marketing expenses in the amount of 45 RMB for the beginners program, 55 RMB for the intermediate program, and 65RMB for the advanced program will be deducted from the 40% of the Net Retail Price payable to Strokes International.  Out of 60% of the net retail price to be retained by Xiamen plus the adjustment for production, duplication, packaging, printing, and marketing expanse, Multisys will receive $4.00 per unit sold converted from RMB, using the currency conversion calculation at the quarter end.

As required by the Exclusive Marketing and Distribution Agreement, MLS agreed to pay Xiamen, on a one time basis only, $60,000 for various set up costs, including the development of a shopping website in Chinese, translation services for the instruction software, costs to duplicate 10,000 units of the educational language software and the packaging of those software units, development of direct marketing brochures and initial advertising.  MLS provided these funds to Xiamen in September of 2008.  In return, Xiamen will manage the entire sales and marketing program in China, including future product production, sales, shipping, packaging, and advertising costs of all software products production.  The initial production, packaging, and preliminary advertising have been completed and Xiamen has sold and shipped 921 units as of December 31, 2009.

The Exclusive Marketing and Distribution Agreement has an initial term of five years with an option to be renewed for a subsequent five year term on written request of both MLS and Xiamen sixty days in advance of the anniversary date of the agreement.  The agreement can be terminated by Xiamen at any time upon sixty days advance written notice.  MLS may terminate the agreement if Xiamen shall be in default of any obligation under the agreement, shall be adjudged bankrupt, become insolvent, make an assignment for the benefit of creditors, shall be placed in the hands of a receiver or trustee in bankruptcy or does not perform a minimum annual volume as required in the agreement.

We are currently organizing the distribution and marketing pathways pursuant to our agreement with Xiamen.  Xiamen will market the software over the internet in China on a direct basis; use other direct marketing programs and also attempt to distribute the software through one or more of the large retail chains that specialize in selling software in China.  Examples of these large chain stores that Xiamen will approach about carrying the Strokes software are Dang Dang, Amazon China and Danwei Bookstores.  The primary focus of Xiamen will be establishing and defining multiple sales channels and supporting them with meaningful marketing programs, promotions and advertising to the extent that funds are available to Xiamen from outside sources or by reinvesting income from sales.  Xiamen has sold 921 units of product to as of December 31, 2009, which has generated $3,684 in revenue for us in 2009.  4% of this revenue ($184.20) is to be paid out to in royalty fees to Peter Schmid per the Exclusive Marketing and Distribution Agreement. We and Xiamen expect this sales volume to increase substantially in 2010 if more awareness of the product is made through advertising, marketing, and word of mouth.

C.  Multisys Language Solutions, Inc.’s Products

 The Strokes language education software that MLS plans to sell is fully developed and utilizes a novel approach in language education software.  The language education software developed by Strokes is unique because it is interactive and utilizes multimedia to teach language skills.  We feel that the preliminary marketing research conducted by Xiamen, our Chinese marketing partner, indicates that our product is technically equal or superior to most other language education software programs currently being marketed in China.  We have undertaken a preliminary evaluation through our marketing partner, Xiamen, of the current competing language education software being sold in China and we have found various shortcomings for competing software.  The Strokes language education software products are competitively priced and we feel there are some features which make our language education more user-friendly:

•	Utilizes integrated multimedia and interactive platform
•	Adapts itself to individuals learning styles
•	USB drive software for easy and quick software access
•	Languages being taught within software are exemplified by native, expert speakers
•	Video tutor leads the course and displays lip and tongue placement
•	Vocabulary based phonetics training
•	Intelligent error correction references and focuses on problem areas
•	Mobile learning through the transfer of text or words to mobile audio devices
•	Usable and relative conversation learning situations
•	Over 2,500 exercises
•	Complete audio dictionary to hear words and sentences in program
•	Intelligent vocabulary training keeps track of words needing more practice
•	Personalized learning plan determined by goals, time available, and previous knowledge
•	Print functions available on all program pages

Initially, we will not produce any products or components; we will act as an exclusive reseller for the software products in China, but we will utilize the services of Xiamen, as a subcontractor production and marketing company domiciled in China.

D.  Market Analysis and Competition

Management believes that MLS’ main competition is expected to be from four primary companies inside China who are selling similar software.  There are many companies that are selling software to learn the languages in China, but very few software programs are available which are designed to teach Chinese speaking individuals other languages.  As an example, the world’s largest company in the language teaching industry is Rosetta Stone.  As of this date, we are not aware that Rosetta Stone sells any language education programs in China to teach foreign languages to Chinese speaking individuals.  Management believes that the software developed by Strokes is technologically superior, more user friendly, more accurate in language teaching, and priced competitively with other companies who are currently selling similar language education software in the PRC.  MLS will be competing against companies with products that have interactive and multimedia formats, but we believe the competing products are less efficient and in most cases more expensive than the Strokes Interactive multimedia language education software.  We have identified only three companies in language teaching industry in the PRC that we believe are competitive; 1) Beijing Hauwenshengshi Education Development Co., LTD.; 2) World 90; and 3) China Today.  These companies may have sufficiently more financial resources than our company.

In management’s opinion, at this point in time, there is no similar language software available in the PRC.  However, the market resistance against new products and new software has to be overcome in order for the company to become successful and there is no assurance that this will happen.

E.  Marketing and Sales

Xiamen has developed all the appropriate technical brochures, advertising, presentations, marketing materials, a website for direct marketing, a sales team, and initiated meetings with major retail chains in the PRC.  Xiamen intends to use an integrated plan that includes a robust and informative web site, target advertising, trade shows and personal contacts to large retail chain stores operating in the PRC.  The three primary chains that will be approached by Xiamen are:  1) Dang Dang; 2) Amazon China; and 3) Danwei Bookstores.  The identification of potential customers will be determined by Xiamen pursuant to continuing analysis of the existing market and all of the viable distribution channels and methods to sell language education software.  Xiamen plans to attend and/or participate in consumer trade shows and do direct mailings and call on to potential clients as part of its marketing strategy.  Relationships with universities, teacher’s organizations and existing internet communities will help in marketing the product.  Our company website is www.MultisysLanguage.com.

F.  Patents, Trademarks, and Copyrights

We are totally dependent on the ability of Strokes International AG to maintain proprietary copyright protection of the software products and to avoid infringement or copyright violations by other third parties.

G.  Employees

Our President and Chief Executive Officer, Janelle Edington, performs employee-like services for our company on a part time basis.  Ms. Edington works approximately 15 hours per week for the benefit of Multisys Language Solutions and was paid $1,000 per month up until the end of June 2009.  Employee-like services provided by the other officers and directors of Multisys Language Solutions will be compensated to them at the rate of $50.00 per hour, but no compensation to the other officers and directors was given in 2009.  These individuals have other employment and responsibilities outside of Multisys Language Solutions.

H.  Governmental Regulation

In both the United States and foreign jurisdictions, we will be subject to compliance with laws, governmental regulations, administrative determinations, court decisions, and similar constraints.  Such laws, regulations and other constraints exist at the federal, state and local levels in the United States and at all levels of government in foreign jurisdictions.  Xiamen had to get the software approved by the Chinese government for sale inside of these territories mentioned.  This process took about six months, completed in June of 2009, and the software is now allowed to be sold within the territories.  We believe that current and reasonably foreseeable governmental regulation will have minimal impact on our future business.

I.  Recent Events

On November 9, 2009, we entered into a promissory note with the CEO, Janelle Edington, Ms. Edington made a loan to our company in the amount of $6,500 for a period of 180 days.  The promissory note bears interest at 6% per annum, and matures on May 8, 2010.

To date, our sole activity has been to distribute and sell software.  Our business has not, however, achieved any significant success.  Since our inception on June 30, 2010, we have only generated approximately $6,012 of revenues from our distribution and sales business, while incurring a loss of approximately $114,481.  In June 2010, MLS, and its wholly owned subsidiary Multisys Acquisition, Inc., entered into an Option to Purchase Assets Agreement pursuant to which Holms Energy, LLC, a Nevada Limited Liability Company granted an option to purchase all of its assets for $100,000 cash,  the issuance of forty million (40,000,000) shares of restricted common stock and a ten year 5% royalty.  After the option is exercised and the asset purchase agreement is executed, our current interactive language educational software distribution and sales business activities will either cease or be sold, and all future business will be conducted through Multisys Acquisition whose name will be changed to Bakken Development, Inc. subject to the closing of the proposed transaction.

Description of Property

Our executive office is currently located at 8045 Dolce Volpe Avenue, Las Vegas, NV 89178.  The 150 square foot office is provided by Janelle Edington, our President and CEO, at no cost to MLS.  This operating facility functions as our main operating facility. We believe our current premises are adequate for our current operations and we do not anticipate that we will require any additional premises until such time as we raise additional capital.

Legal Proceedings.

We know of no material existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation.  There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Our common stock has been quoted on the OTC Bulletin Board (OTCBB) since July 29, 2009.  Since its quotation on OTCBB, there has been no trading activity of any kind and consequently there are no historical share prices to report.

The transfer agent of MLS is Empire Stock Transfer, located at 1859 Whitney Mesa Dr., Henderson, NV, 89104.

As of December 31, 2009, there were 46 holders of record of MLS’ common stock, of which 1,852,500 were issued and outstanding.

We have never paid cash dividends on our common stock. We presently intend to retain future earnings, if any, to finance the expansion of our business and we do not anticipate that any cash dividends will be paid in the foreseeable future. Our future dividend policy will depend on our earnings, capital requirements, expansion plans, financial condition and other relevant factors.

Recent Sales of Unregistered Securities; Use of Proceeds from Unregistered Securities

None.

Financial Statements

The following financial statements are on the following pages below:

Audited financial statements for fiscal years ended December 31, 2009 and 2008 and Notes thereto

Quarterly financial statements for the quarter ended June 30, 2010 and Notes thereto

MULTISYS LANGUANGE SOLUTIONS, INC. (A Development Stage Company) December 31, 2009 and 2008 INDEX TO FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	13
Balance Sheets for December 31, 2009 and 2008	14
Statements of Operations for the Year Ended December 31, 2009 and for the Period from June 6, 2008 (Inception) through December 31, 2008 and for the Period from June 6, 2008 (Inception) through December 31, 2009	15
Statement of Stockholders’ Equity (Deficit) for the Period from June 6, 2008 (Inception) through December 31, 2009	16
Statements of Cash Flows for the Year Ended December 31, 2009, for the Period from June 6, 2008 (Inception) through December 31, 2008 and for the Period from June 6, 2008 (Inception) through December 31, 2009	17
Notes to Financial Statements	18-26
Interim Consolidated Financial Statements for the Interim Period Ended June 30, 2010 and 2009 (Unaudited)	27-32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Multisys Language Solutions, Inc.

(A development stage company)

Las Vegas, Nevada

We have audited the accompanying balance sheets of Multisys Language Solutions, Inc. (a development stage company) (the “Company”) as of December 31, 2009 and 2008 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the year ended December 31, 2009, for the period from June 6, 2008 (inception) through December 31, 2008 and for the period from June 6, 2008 (inception) through December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008 and the results of its operations and its cash flows for the period for the year ended December 31, 2009, for the period from June 6, 2008 (inception) through December 31, 2008 and for the period from June 6, 2008 (inception) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company had a deficit accumulated during the development stage at December 31, 2009, a net loss and cash used in operations for the year ended December 31, 2009, respectively, with no revenues during the period.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Li & Company, PC

Li & Company, PC

Skillman, New Jersey

April 5, 2010

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	December 31, 2009	December 31, 2008

ASSETS
CURRENT ASSETS
Cash	$3,855	$25,349
Accounts receivable	2,036	-

Total Current Assets	5,891	25,349

SOFTWARE RESELLER AGREEMENT
Software Reseller Agreement	10,000	10,000
Accumulated Amortization	(1,583)	(583)

SOFTWARE RESELLER AGREEMENT, net	8,417	9,417

Total Assets	$14,308	$34,766

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	3,919	$-
Royalty payable	102	-
Accrued expenses	6,732	10,675
Note payable – officer	6,500	-

Total Current Liabilities	$17,253	$10,675

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock, $.001 par value, 10,000,000 shares authorized,
none issued or outstanding	-	-
Common stock, $.001 par value, 100,000,000 shares authorized,
1,852,500 shares issued and outstanding	1,853	1,853
Additional paid-in capital	109,147	109,147
Deficit accumulated during the development stage	(113,945)	(86,909)

Total Stockholders' Equity (Deficit)	(2,945)	24,091

Total Liabilities and Stockholders' Equity (Deficit)	$14,308	$34,766

See accompanying notes to the financial statements.

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

		For the Period from	For the Period from
	For the Year	June 6, 2008	June 6, 2008
	Ended	(Inception) through	(Inception) through
	December 31, 2009	December 31, 2008	December 31, 2009

REVENUES EARNED
DURING THE DEVELOPMENT STAGE	$3,684	$-	$3,684

OPERATING EXPRENSES
Distribution and advertising	-	60,000	60,000
Amortization	1,000	583	1,583
Officer's compensation	6,000	9,000	15,000
Professional fees	23,004	14,142	37,146
Royalty	184	-	184
General and administrative expenses	499	3,184	3,683

Total Expenses	30,687	86,909	117,596

LOSS FROM OPERATIONS	(27,003)	(86,909)	(113,912)

OTHER (INCOME) EXPENSES

Interest expense	33	-	33

Total other (income) expenses	33	-	33

LOSS BEFORE TAXES	(27,036)	(86,909)	(113,945)

INCOME TAXES	-	-	-

NET LOSS	$(27,036)	$(86,909)	$(113,945)

NET LOSS PER COMMON SHARE
- BASIC AND DILUTED:	$(0.01)	$(0.07)	$(0.07)

Weighted common shares outstanding
- basic and diluted	1,852,500	1,219,559	1,622,038

See accompanying notes to the financial statements.

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
For the Period from June 6, 2008 (inception) through December 31, 2009

	Common stock, $.001 par value		Additional Paid-in	Deficit Accumulated during the Development	Accumulated Other Comprehensive	Total Stockholders' Equity
	Shares	Amount	Capital	Stage	Income	(Deficit)

Balance - June 6, 2008 (Inception)	-	$-	$-	$-	$-	-

Issuance of common stock for cash
upon formation at $0.001 per share	500,000	500				500

Issuance of common stock for cash
in August 2008 at $0.001 per share	250,000	250				250

Issuance of common stock for cash
in September 2008 at $0.10 per share	1,092,500	1,093	108,157			109,250

Issuance of common stock for cash
in October, 2008 at $0.10 per share	10,000	10	990			1,000

Net loss				(86,909)		(86,909)

Balance - December 31, 2008	1,852,500	1,853	109,147	(86,909)	-	24,091

Net loss				(27,036)		(27,036)

Balance - December 31, 2009	1,852,500	$1,853	$109,147	$(113,945)	$-	$(2,945)

See accompanying notes to the financial statements.

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS

		For the Period from	For the Period from
		June 6, 2008	June 6, 2008
	For the Year Ended	(Inception) through	(Inception) through
	December 31, 2009	December 31, 2008	December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(27,036)	(86,909)	$(113,945)

Adjustments to reconcile net loss to net cash
used in operating activities
Amortization expense	1,000	583	1,583
Changes in operating assets and liabilities:
Accounts receivable	(2,036)	-	(2,036)
Accounts payable	3,919	-	3,919
Royalty payable	102		102
Accrued expenses	(3,975)	10,675	6,700

NET CASH USED BY OPERATING ACTIVITIES	(28,026)	(75,651)	(103,677)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Software Reseller Agreement	-	(10,000)	(10,000)

NET CASH USED IN INVESTING ACTIVITIES	-	(10,000)	(10,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related party note payable	6,532	-	6,532
Proceeds from sale of common stock	-	111,000	111,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	6,532	111,000	117,532

NET CHANGE IN CASH	(21,494)	25,349	3,855

Cash at beginning of period	25,349	-	-

Cash at end of period	$3,855	$25,349	$3,855

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Interest paid	$33	$-	$33
Taxes paid	$-	$-	$-

See accompanying notes to the financial statements.

Multisys Language Solutions, Inc.

(A Development Stage Company)

December 31, 2009 and 2008

Notes to the Financial Statements

NOTE 1 - ORGANIZATION AND OPERATIONS

Multisys Language Solutions, Inc. (a development stage company) (“MLS” or the “Company”) was incorporated on June 6, 2008 under the laws of the State of Nevada.  The Company intends to distribute interactive multimedia language education software developed by Strokes International AG., an Austria based software company in the Great China Region including the People’s Republic of China (“PRC”), Hong Kong Special Administrative Region of PRC (“Hong Kong SAR”), Macao Special Administrative Region of PRC (“Macao SAR”) and Taiwan (“Territory”) pursuant to an exclusive Software Reseller Agreement (“Software Reseller Agreement”) via an independent third party software distribution company in the Territory.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP).

Development stage company

The Company is a development stage company as defined by section 915-10-20 of the FASB Accounting Standards Codification.  Although the Company has recognized some nominal amount of revenues since inception, the Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced.  All losses accumulated since inception have been considered as part of the Company's development stage activities.

Reclassification

Certain amounts in the prior period financial statements have been reclassified to conform to the current period presentation.   These reclassifications had no effect on reported losses.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Software reseller agreement

The Company has adopted the guidelines as set out in paragraph 350-30-25-3 and paragraph 350-30-35-6 of the FASB Accounting Standards Codification for the Software Reseller Agreement.  Under the requirements as set out in paragraph 350-30-25-3 and paragraph 350-30-35-6 of the FASB Accounting Standards Codification, the Company amortizes the costs of the acquired Software Reseller Agreement over its estimate useful life of ten (10) years.  Upon becoming fully amortized, the related cost and accumulated amortization are removed from the accounts.

Impairment of long-lived assets

The Company follows paragraph 360-10-35-17 of the FASB Accounting Standards Codification for its long-lived assets.  The Company’s long-lived assets, which include the software reseller agreement, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

The Company assesses the recoverability of its long-lived assets by comparing the projected undiscounted net cash flows associated with the related long-lived asset or group of long-lived assets over their remaining estimated useful lives against their respective carrying amounts.  Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.  Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable.  If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives.  The Company determined that there were no impairments of long-lived assets at December 31, 2009.

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification to measure the fair value of its financial instruments.  Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amounts of financial assets and liabilities, such as cash, accounts receivable, accounts payable, royalty payable, and accrued expenses, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at December 31, 2009 or 2008, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the year ended December 31, 2009, 2008 or for the period from June 6, 2008 (inception) through December 31, 2009.

Revenue recognition

The Company follows the guidance of paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition.  The Company recognizes revenue when it is realized or realizable and earned.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.  The Company will derive royalties from distribution of interactive multimedia language education software sold by an independent third party distributor assigned by the Company in the Territory.  The Company entered into a Sales and Marketing Agreement (“Sales Agreement”) with Xiamen Eurotech Intelligence Commercial & Trading Co., Ltd. (“Xiamen”).  Pursuant to the Sales Agreement, Xiamen will pay the Company $4.00 (equivalent to RMB27.38 using the currency exchange rate at December 31, 2008) for each unit of language education software sold by Xiamen in the Territory.  The royalty is calculated on a quarterly basis, and a royalty report detailing the total number of units sold by Xiamen during the reporting period at the applicable royalty rate of $4.000 per unit sold as well as the royalty payment is due within thirty (30) days after the last day of the reporting period.  The Company recognizes revenues upon receipts of the royalty report.  If the Company determines that collection of the royalty is not reasonably assured, the Company defers the fee and recognizes revenue at the time collection becomes reasonably assured, which is generally upon receipt of cash.

Stock-based compensation for obtaining employee services

The Company accounted for its stock based compensation under the recognition and measurement principles of the fair value recognition provisions of paragraph 718-10-30-3 of the FASB Accounting Standards Codification using the modified prospective method for transactions in which the Company obtains employee services in share-based payment transactions.  All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.  The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the third-party performance is complete or the date on which it is probable that performance will occur.

The fair value of options, if any, is estimated on the date of grant using a Black-Scholes option-pricing valuation model.  The ranges of assumptions for inputs are as follows:

-

The Company uses historical data to estimate employee termination behavior.  The expected life of options granted is derived from paragraph 718-10-S99-1 of the FASB Accounting Standards Codification and represents the period of time the options are expected to be outstanding.

-	The expected volatility is based on a combination of the historical volatility of the comparable companies’ stock over the contractual life of the options.
-	The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the contractual life of the option.
-	The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the contractual life of the option.

The Company’s policy is to recognize compensation cost for awards with only service conditions and a graded vesting schedule on a straight-line basis over the requisite service period for the entire award, if any.  Additionally, the Company’s policy is to issue new shares of common stock to satisfy stock option exercises.

The Company’s board of directors approved the adoption of the “2008 Non-Qualified Stock Option and Stock Appreciation Rights Plan” by unanimous consent on June 6, 2008.  This plan was initiated to encourage and enable officers, directors, consultants, advisors and other key employees of the Company to acquire and retain a proprietary interest in the Company by ownership of its common stock.  1,000,000 of the authorized shares of the Company’s common stock may be subject to, or issued pursuant to, the terms of the plan.

The Board of Directors did not grant the issuance of any non-statutory stock options from the Company’s 2008 Non-Qualified Stock Option Plan for the year ended December 31, 2009 or the period from June 6, 2008 (inception) through December 31, 2008.

Equity instruments issued to parties other than employees for acquiring goods or services

The Company accounted for instruments issued to parties other than employees for acquiring goods or services under the recognition and measurement principles of the fair value recognition provisions of section 505-50-30 of the FASB Accounting Standards Codification(“FASB ASC Section 505-50-30”).  Pursuant to FASB ASC Section 505-50-30, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.  The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the third-party performance is complete or the date on which it is probable that performance will occur.

The fair value of the warrants is estimated on the date of grant using a Black-Scholes option-pricing valuation model.  The ranges of assumptions for inputs are as follows:

-

The expected life of warrants granted is derived from paragraph 718-10-S99-1 of the FASB Accounting Standards Codification and represents the period of time the warrants are expected to be outstanding.

-	The expected volatility is based on a combination of the historical volatility of the comparable companies’ stock over the contractual life of the warrants.
-	The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the contractual life of the warrants.
-	The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the contractual life of the warrants.

Income tax

The Company accounts for income taxes under paragraph 710-10-30-2 of the FASB Accounting Standards Codification.  Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

The Company adopted the provisions of paragraph 740-10-25-13 of the FASB Accounting Standards Codification.  Paragraph 740-10-25-13.addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement.  Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

Net loss per common share

Net loss per common share is computed pursuant to paragraph 260-10-45-10 of the FASB Accounting Standards Codification.  Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.  Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period to reflect the potential dilution that could occur from common shares issuable through stock warrants.

The following table shows the weighted-average number of potentially outstanding dilutive shares excluded from the diluted net loss per share calculation for the year ended December 31, 2009 and for the period from June 6, 2008 (inception) through December 31, 2008 as they were anti-dilutive:

	Weighted average number of potentially outstanding dilutive shares
	For the Year Ended December 31, 2009	For the Period from June 6, 2008 (inception) to December 31, 2008
Warrants issued on June 11, 2008 in connection with the Company’s June 11, 2008 acquisition of the software reseller agreement with an exercise price of $0.10 per share and expiring three (3) years from the date of issuance	100,000	100,000

Total potentially outstanding dilutive shares	100,000	100,000

Recently issued accounting pronouncements

In June 2003, the Securities and Exchange Commission (“SEC”) adopted final rules under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”), as amended by SEC Release No. 33-9072 on October 13, 2009.  Under the provisions of Section 404 of the Sarbanes-Oxley Act, public companies and their independent auditors are each required to report to the public on the effectiveness of a company’s internal controls.  The smallest public companies with a public float below $75 million have been given extra time to design, implement and document these internal controls before their auditors are required to attest to the effectiveness of these controls.  This extension of time will expire beginning with the annual reports of companies with fiscal years ending on or after June 15, 2010.  Commencing with its annual report for the fiscal year ending December 31 2010, the Company will be required to include a report of management on its internal control over financial reporting. The internal control report must include a statement

-	Of management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;
-	Of management’s assessment of the effectiveness of its internal control over financial reporting as of year end; and
-	Of the framework used by management to evaluate the effectiveness of the Company’s internal control over financial reporting.

Furthermore, it is required to file the auditor’s attestation report separately on the Company’s internal control over financial reporting on whether it believes that the Company has maintained, in all material respects, effective internal control over financial reporting.

In June 2009, the FASB approved the “FASB Accounting Standards Codification” (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009.  The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place.  All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The Codification is effective for interim and annual periods ending after September 15, 2009.

In August 2009, the FASB issued the FASB Accounting Standards Update No. 2009-04 “Accounting for Redeemable Equity Instruments - Amendment to Section 480-10-S99” which represents an update to section 480-10-S99, distinguishing liabilities from equity, per EITF Topic D-98, Classification and Measurement of Redeemable Securities.  The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In August 2009, the FASB issued the FASB Accounting Standards Update No. 2009-05 “Fair Value Measurement and Disclosures Topic 820 – Measuring Liabilities at Fair Value”, which provides amendments to subtopic 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities.  This update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following techniques: 1. A valuation technique that uses: a. The quoted price of the identical liability when traded as an asset b. Quoted prices for similar liabilities or similar liabilities when traded as assets. 2. Another valuation technique that is consistent with the principles of topic 820; two examples would be an income approach, such as a present value technique, or a market approach, such as a technique that is based on the amount at the measurement date that the reporting entity would pay to transfer the identical liability or would receive to enter into the identical liability. The amendments in this update also clarify that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. The amendments in this update also clarify that both a quoted price in an active market for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements.  The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-08 “Earnings Per Share – Amendments to Section 260-10-S99”,which represents technical corrections to topic 260-10-S99, Earnings per share, based on EITF Topic D-53, Computation of Earnings Per Share for a Period that includes a Redemption or an Induced Conversion of a Portion of a Class of Preferred Stock and EITF Topic D-42, The Effect of the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock. The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-09 “Accounting for Investments-Equity Method and Joint Ventures and Accounting for Equity-Based Payments to Non-Employees”.  This update represents a correction to Section 323-10-S99-4, Accounting by an Investor for Stock-Based Compensation Granted to Employees of an Equity Method Investee. Additionally, it adds observer comment Accounting Recognition for Certain Transactions Involving Equity Instruments Granted to Other Than Employees to the Codification. The Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-12 “Fair Value Measurements and Disclosures Topic 820 – Investment in Certain Entities That Calculate Net Assets Value Per Share (or Its Equivalent)”, which provides amendments to Subtopic 820-10, Fair Value Measurements and Disclosures-Overall, for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). The amendments in this update permit, as a practical expedient, a reporting entity to measure the fair value of an investment that is within the scope of the amendments in this update on the basis of the net asset value per share of the investment (or its equivalent) if the net asset value of the investment (or its equivalent) is calculated in a manner consistent with the measurement principles of Topic 946 as of the reporting entity’s measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with Topic 820. The amendments in this update also require disclosures by major category of investment about the attributes of investments within the scope of the amendments in this update, such as the nature of any restrictions on the investor’s ability to redeem its investments at the measurement date, any unfunded commitments (for example, a contractual commitment by the investor to invest a specified amount of additional capital at a future date to fund investments that will be make by the investee), and the investment strategies of the investees. The major category of investment is required to be determined on the basis of the nature and risks of the investment in a manner consistent with the guidance for major security types in U.S. GAAP on investments in debt and equity securities in paragraph 320-10-50-1B. The disclosures are required for all investments within the scope of the amendments in this update regardless of whether the fair value of the investment is measured using the practical expedient. The Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In January 2010, the FASB issued the FASB Accounting Standards Update No. 2010-01 “Equity Topic 505 – Accounting for Distributions to Shareholders with Components of Stock and Cash”, which clarify that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in EPS prospectively and is not a stock dividend for purposes of applying Topics 505 and 260 (Equity and Earnings Per Share (“EPS”)).  Those distributions should be accounted for and included in EPS calculations in accordance with paragraphs 480-10-25- 14 and 260-10-45-45 through 45-47 of the FASB Accounting Standards codification.  The amendments in this Update also provide a technical correction to the Accounting

Standards Codification.  The correction moves guidance that was previously included in the Overview and Background Section to the definition of a stock dividend in the Master Glossary.  That guidance indicates that a stock dividend takes nothing from the property of the corporation and adds nothing to the interests of the stockholders.  It also indicates that the proportional interest of each shareholder remains the same, and is a key factor to consider in determining whether a distribution is a stock dividend.

In January 2010, the FASB issued the FASB Accounting Standards Update No. 2010-02 “Consolidation Topic 810 – Accounting and Reporting for Decreases in Ownership of a Subsidiary – a Scope Clarification”, which provides amendments to Subtopic 810-10 and related guidance within U.S. GAAP to clarify that the scope of the decrease in ownership provisions of the Subtopic and related guidance applies to the following:

1.

A subsidiary or group of assets that is a business or nonprofit activity

2.

A subsidiary that is a business or nonprofit activity that is transferred to an equity method investee or joint venture

3.

An exchange of a group of assets that constitutes a business or nonprofit activity for a noncontrolling interest in an entity (including an equity method investee or joint venture).

The amendments in this Update also clarify that the decrease in ownership guidance in Subtopic 810-10 does not apply to the following transactions even if they involve businesses:

1.

Sales of in substance real estate.  Entities should apply the sale of real estate guidance in Subtopics 360-20 (Property, Plant, and Equipment) and 976-605 (Retail/Land) to such transactions.

2.

Conveyances of oil and gas mineral rights.  Entities should apply the mineral property conveyance and related transactions guidance in Subtopic 932-360 (Oil and Gas-Property, Plant, and Equipment) to such transactions.

If a decrease in ownership occurs in a subsidiary that is not a business or nonprofit activity, an entity first needs to consider whether the substance of the transaction causing the decrease in ownership is addressed in other U.S. GAAP, such as transfers of financial assets, revenue recognition, exchanges of nonmonetary assets, sales of in substance real estate, or conveyances of oil and gas mineral rights, and apply that guidance as applicable. If no other guidance exists, an entity should apply the guidance in Subtopic 810-10.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying consolidated financial statements.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company had a deficit accumulated during the development stage of $113,945 at December 31, 2009 and had a net loss of $27,036 and cash used in operations of $28,026 for the year ended December 31, 2009, respectively, with nominal amount of revenues since inception.

While the Company is attempting to commence operations and generate sufficient revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations.  Management intends to raise additional funds by way of a public or private offering.  Management believes that the actions presently being taken to further implement its business plan and generate sufficient  revenues provide the opportunity for the Company to continue as a going concern.  While the Company believes in the viability of its strategy to generate sufficient revenues and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – SOFTWARE RESELLER AGREEMENT

On June 11, 2008, the Company acquired an exclusive Software Reseller Agreement (“Software Reseller Agreement”) for the People’s Republic of China (“PRC”) to market an interactive multimedia language education software package.  The Software Reseller Agreement was originally granted by Strokes International AG to Peter Schmid, an individual, who later sold and conveyed his legal interest in the Software Reseller Agreement to Multisys Language Solutions, Inc.  The Company purchased the Software Reseller Agreement in consideration of (i) $10,000 in cash and (ii) a warrant to purchase 100,000 shares of the Company’s common stock at $0.10 per share expiring three (3) year from the date of the issuance, and (iii) a royalty equal to 4% of all revenue received from the sale of all language education software sold in the PRC.  Pursuant to the Software Reseller Agreement the Company is required to pay Strokes International AG (“Strokes”) 40% of the suggested retail price on each unit sold.

The fair value of warrant grant estimated on the date of grant uses the Black-Scholes option-pricing model with the following weighted-average assumptions:

June 11, 2008

Risk-free interest rate	3.16%
Dividend yield	0.00%
Expected volatility	0.00%
Expected option life (year)	3.00

The warrant to purchase 100,000 shares of the Company’s common stock at $0.10 per share was valued at its fair market value at the date of issuance, using the Black-Scholes valuation model, of nil.

On June 23, 2008, the Company entered into an Exclusive Marketing and Distribution Agreement (“Distribution Agreement”) with Xiamen Eurotech Intelligence Commercial & Trading Co., Ltd. (“Xiamen”), effective July 1, 2008 for a term of one and a half years expiring on December 31, 2009 with automatic renewal if Xiamen achieves defined objectives of the sales.  Pursuant to the Distribution Agreement, Xiamen assumed the underlying financial obligations of the Software Reseller Agreement and will directly remit proceeds from the sale of Language Education Software to Strokes.  Under the terms and conditions of the Resellers Agreement the Company agreed to sell three different interactive multimedia language education software programs for the following Net Retail Prices (NRP): (1) 385 RMB for the beginners program; (2) 556 RMB for the intermediate program; and (3) 726 RMB for the advanced program.  Since the products will be produced in the PRC by Xiamen, the costs for production, duplication, packaging, printing and marketing expenses in the amount of 45 RMB for the beginners program, 55 RMB for the intermediate program, and 65 RMB for the advanced program will be deducted from the NRP before calculating 40% of the NRP payable to Strokes.  Xiamen retains 60% of the NRP to cover all operating costs and will pay the Company $4.00 (equivalent to RMB27.38 using the currency exchange rate at December 31, 2008) for each unit of language education software sold by XIAM in the Territory.

Software reseller agreement at cost at December 31, 2009 and 2008 consisted of the following:

	December 31, 2009	December 31, 2008

Software reseller agreement	$10,0000	$10,000
Accumulated amortization	(1,583)	(583)
	$8,667	$9,417

Amortization expense

Amortization expense for the year ended December 31, 2009 and for the period from June 6, 2008 (inception) through December 31, 2008 was $1,000 and $583 respectively.  Amortization expense for the next five years is $1,000 per year.

NOTE 5 – STOCKHOLDERS’ EQUITY

Common stock

The Company sold 500,000 shares of common stock at par to the president, CEO and Chairwoman of the Board of the Directors for $500 in cash in June, 2008 upon its formation.

In August, 2008 the Company sold 250,000 shares at par to two (2) officers and directors for $250 in cash.

In September, 2008, the Company sold 1,092,500 shares of common stock at $0.10 per share to 41 individuals for $109,250 in cash.

In October, 2008, the Company sold 10,000 shares of common stock at $0.10 per share to one (2) individuals for $1,000 in cash.

Stock options

The Company’s board of directors approved the adoption of the “2008 Non-Qualified Stock Option and Stock Appreciation Rights Plan” by unanimous consent on June 6, 2008.  This plan was initiated to encourage and enable officers, directors, consultants, advisors and other key employees of the Company to acquire and retain a proprietary interest in the Company by ownership of its common stock.  1,000,000 of the authorized shares of the Company’s common stock may be subject to, or issued pursuant to, the terms of the plan.

The Board of Directors had not approved or granted any non-statutory stock options from the Company’s 2008 Non-Qualified Stock Option Plan for the year ending December 31, 2009 or the period from June 6, 2008 (inception) through December 31, 2008.

Warrants

In connection with the entry into the Software Reseller Agreement, the Company issued a warrant to purchase 100,000 shares of the Company’s common stock at $0.10 per share expiring three (3) year from the date of the issuance, all of which has been earned upon issuance.  The fair value of these warrants granted, estimated on the date of grant, was nil at the date of grant, using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Expected warrant life (year)	3.00
Expected volatility	0.00%
Risk-free interest rate	3.16%
Dividend yield	0.00%

The table below summarizes the Company’s warrants activity for the period from June 6, 2008 (inception) through December 31, 2009:

	Number of Warrant Shares	Exercise Price Range Per Share	Weighted Average Exercise Price	Fair Value at Date of Issuance	Aggregate Intrinsic Value

Balance, June 6, 2008	-	$-	$-	$-	$-
Granted	100,000	0.10	0.10	-	-
Canceled	-	-	-	-	-
Exercised	-	-	-	-	-
Expired	-	-	-	-	-

Balance, December 31, 2008	100,000	$0.10	$0.10	$-	$-
Granted	-	-	-	-	-
Canceled	-	-	-	-	-
Exercised	-	-	-	-	-
Expired	-	-	-	-	-

Balance, December 31, 2009	100,000	$0.10	$0.10	$-	$-

Earned and exercisable, December 31, 2009	100,000	$0.10	$0.10	$-	$-
Unvested, December 31, 2009	-	$0.10	$0.10	$-	$-

The following table summarizes information concerning outstanding and exercisable warrants as of December 31, 2009:

	Warrants Outstanding			Warrants Exercisable
Range of Exercise Prices	Number Outstanding	Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Number Exercisable	Average Remaining Contractual Life (in years)	Weighted Average Exercise Price
$0.10	100,000	1.50	$0.10	100,000	0.10	$0.10

$0.10	100,000	1.50	$0.10	100,000	0.10	$0.10

NOTE 6 – INCOME TAXES

Deferred tax assets

At December 31, 2009, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $113,945 that may be offset against future taxable income through 2029.  No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the

Company’s net deferred tax assets of approximately $38,741 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance of $38,741.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards.  The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability.  The valuation allowance increased approximately $9,192 and $29,549 for the year ended December 31, 2009 and 2008, respectively.

Components of deferred tax assets as of December 31, 2009 and 2008 are as follows:

	December 31, 2009	December 31, 2008
Net deferred tax assets – Non-current:

Expected income tax benefit from NOL carry-forwards	$38,741	29,549
Less valuation allowance	(38,741)	(29,549)
Deferred tax assets, net of valuation allowance	$-	$-

Income taxes in the statements of operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Year Ended December 31, 2009	For the Period from June 6, 2008 (inception) through December 31, 2008

Federal statutory income tax rate	34.0%	34.0%
Change in valuation allowance on net operating loss carry-forwards	(34.0)%	(34.0)%
Effective income tax rate	0.0%	0.0%

NOTE 7 – RELATED PARTY TRANSACTIONS

Note payable – officer

On November 9, 2009, the Company entered into a promissory note with the President, Chief Executive Officer and Director, whereby the President made a loan to the Company in the amount of $6,500 for a period of One Hundred Eighty (180) days.  The promissory note bears interest at 6% per annum, and matures on May 8, 2010.

Consulting services provided by and compensation booked to officer

Consulting services provided by and compensation booked to the President, Chief Executive Officer and Director were $6,000 and $9,000 for the year ended December 31, 2009 and for the period from June 6, 2008 (inception) through December 31, 2008, respectively.

Free office space from the President, Chief Executive Officer and Director

The Company has been provided office space at no cost by the President, Chief Executive Officer and Director.  The management determined that such cost is nominal and did not recognize rent expense in its financial statements.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after the balance sheet date of December 31, 2009 through March 22, 2010, the date when the financial statements were issued to determine if they must be reported.  The Management of the Company determined that there were no reportable subsequent events to be disclosed.

Quarterly Financial Statements for the Quarter Ended June 30, 2010 and Notes Thereto:

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,	December 31,
	2010	2009
ASSETS
CURRENT ASSETS:
Cash	$1,657	$3,855
Accounts receivable	4,008	2,036
Total Current Assets	5,665	5,891

Software reseller agreement, net of accumulated
amortization of $2,083 and $1,583, respectively	7,917	8,417

Total Assets	$13,582	$14,308

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$6,236	$3,919
Accrued expenses	2,667	6,834
Note payable – related party	13,000	6,500
Total Current Liabilities	21,903	17,253

STOCKHOLDERS' DEFICIT:
Preferred stock, $.001 par value, 10,000,000 shares authorized,
none issued or outstanding	-	-
Common stock, $.001 par value, 100,000,000 shares authorized,
6,157,500 and 5,557,500 shares issued and outstanding, respectively	6,158	5,558
Additional paid-in capital	114,842	105,442
Deficit accumulated during the development stage	(129,321)	(113,945)
Total Stockholders' Deficit	(8,321)	(2,945)

Total Liabilities and Stockholders' Deficit	$13,582	$14,308

See accompanying notes to the consolidated financial statements.

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

					June 6, 2008
	Three Months Ended		Six Months Ended		(Inception)
	June 30,		June 30,		through
	2010	2009	2010	2009	June 30, 2010

REVENUES EARNED
DURING THE DEVELOPMENT STAGE	$1,680	$-	$4,008	$-	$7,692

OPERATING EXPRENSES:
Distribution and advertising	-	-	-	-	60,000
Amortization	250	250	500	500	2,083
Professional fees	14,984	7,588	17,359	16,862	69,505
Royalty	84	-	201	-	385
General and administrative expenses	1,070	220	1,127	1,435	4,810
Total Operating Expenses	16,388	8,058	19,187	18,797	136,783

LOSS FROM OPERATIONS	(14,708)	(8,058)	(15,179)	(18,797)	(129,091)

OTHER EXPENSES:
Interest expense	(132)	-	(197)	-	(230)
Total other expenses	(132)	-	(197)	-	(230)

NET LOSS	$(14,840)	$(8,058)	$(15,376)	$(18,797)	$(129,321)

NET LOSS PER COMMON SHARE
- BASIC AND DILUTED:	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Weighted average common shares outstanding
- basic and diluted	6,052,005	5,557,500	5,806,119	5,557,500

See accompanying notes to the consolidated financial statements.

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
June 6, 2008 (Inception) through June 30, 2010
(UNAUDITED)

				Deficit
				Accumulated	Total
			Additional	during the	Stockholders'
	Common stock		Paid-in	Development	Equity
	Shares	Amount	Capital	Stage	(Deficit)

Balances - June 6, 2008 (Inception)	-	$-	$-	$-	$-

Issuance of common stock for cash
upon formation at $0.0003 per share	1,500,000	1,500	(1,000)	-	500

Issuance of common stock for cash
in August 2008 at $0.0003 per share	750,000	750	(500)	-	250

Issuance of common stock for cash
in September 2008 at $0.0333 per share	3,277,500	3,278	105,972	-	109,250

Issuance of common stock for cash
in October 2008 at $0.0333 per share	30,000	30	970	-	1,000

Net loss	-	-	-	(86,909)	(86,909)
Balances - December 31, 2008	5,557,500	5,558	105,442	(86,909)	24,091

Net loss	-	-	-	(27,036)	(27,036)
Balances - December 31, 2009	5,557,500	5,558	105,442	(113,945)	(2,945)

Issuance of common stock for cash
in April 2010 at $0.0167 per share	600,000	600	9,400	-	10,000

Net loss	-	-	-	(15,376)	(15,376)
Balances - June 30, 2010	6,157,500	$6,158	$114,842	$(129,321)	$(8,321)

See accompanying notes to the consolidated financial statements.

MULTISYS LANGUAGE SOLUTIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

			June 6, 2008
	Six Months Ended		(Inception)
	June 30,		through
	2010	2009	June 30, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(15,376)	$(18,796)	$(129,321)
Adjustments to reconcile net loss to net cash
used in operating activities
Amortization expense	500	500	2,083
Changes in operating assets and liabilities:
Accounts receivable	(1,972)	-	(4,008)
Accounts payable	2,317	1,544	6,236
Accrued expenses	(4,167)	(8,375)	2,667
NET CASH USED IN OPERATING ACTIVITIES	(18,698)	(25,127)	(122,343)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Software Reseller Agreement	-	-	(10,000)
NET CASH USED IN INVESTING ACTIVITIES	-	-	(10,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related party note payable	15,000	-	21,500
Repayment of related party note payable	(8,500)		(8,500)
Proceeds from sale of common stock	10,000	-	121,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	16,500	-	134,000

NET CHANGE IN CASH	(2,198)	(25,127)	1,657
Cash at beginning of period	3,855	25,349	-
Cash at end of period	$1,657	$222	$1,657

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Interest paid	$197	$-	$230
Taxes paid	-	-	-

See accompanying notes to the consolidated financial statements.

Multisys Language Solutions, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

(Unaudited)

NOTE 1 - ORGANIZATION AND OPERATIONS

Multisys Language Solutions, Inc. (a development stage company) (“MLS” or the “Company”) was incorporated on June 6, 2008 under the laws of the State of Nevada.  The Company intends to distribute interactive multimedia language education software developed by Strokes International AG., an Austria based software company in the Great China Region including the People’s Republic of China (“PRC”), Hong Kong Special Administrative Region of PRC (“Hong Kong SAR”), Macao Special Administrative Region of PRC (“Macao SAR”) and Taiwan (“Territory”) pursuant to an exclusive Software Reseller Agreement (“Software Reseller Agreement”) via an independent third party software distribution company in the Territory.

Formation of Multisys Acquisitions, Inc.

On June 3, 2010, the Company formed a wholly owned subsidiary, Multisys Acquisitions, Inc. under the laws of the State of Nevada.  For the quarter ending June 30, 2010, Multisys Acquisitions, Inc. was inactive.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited interim consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America and with the rules and regulations of the Securities and Exchange Commission to Form 10-Q and Article 8 of Regulation S-X.  These unaudited interim consolidated financial statements should be read in conjunction with the financial statements of the Company for the year ended December 31, 2009 and notes thereto contained in the information as part of the Company’s Annual Report on Form 10-K filed with the SEC on April 7, 2010. Notes to the consolidated financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2009 as reported in the Form 10-K have been omitted. In the opinion of management, the unaudited interim consolidated financial statements furnished reflect all adjustments (consisting of normal recurring adjustments) which are necessary to present fairly the financial position and the results of operations for the interim periods presented herein.  Unaudited interim results are not necessarily indicative of the results for the full year.

Reclassification

Certain amounts in the prior period consolidated financial statements have been reclassified to conform to the current period presentation.

NOTE 3 – GOING CONCERN

As reflected in the accompanying consolidated financial statements, the Company had a working capital deficit of $16,238 and deficit accumulated during the development stage of $129,321 at June 30, 2010. In addition, the Company incurred a net loss of $15,376 and net cash used in operations of $18,698 for the six months ended June 30, 2010, with nominal amount of revenues since inception. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern.

While the Company is attempting to commence operations and generate sufficient revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations.  Management intends to raise additional funds by way of a public or private offering.  Management believes that the actions presently being taken to further implement its business plan and generate sufficient  revenues provide the opportunity for the Company to continue as a going concern.  While the Company believes in the viability of its strategy to generate sufficient revenues and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – OPTION TO PURCHASE ASSET AGREEMENT

On June 21, 2010 Holms Energy, LLC granted Multisys Acquisitions, Inc., a wholly owned subsidiary of Multisys Language Solutions, Inc. an option to purchase certain assets.  Such assets are related to certain interests in oil and gas rights on acreage located in McKenzie County, North Dakota (Holms Property), and potential production royalty income from wells to be drilled on the Holms

Property whose mineral rights are owned by Holms Energy, LLC, and the transfer of all right, title and interest to an Option to Purchase Mineral Rights Agreement related to purchasing additional mineral rights and production royalty income on the Holms Property from a third party for One Million Six Hundred Forty Nine Thousand ($1,649,000) Dollars.  The option may be exercised to purchase the mineral rights assets by the issuance of 40 million shares of common stock by Multisys Language Solutions and the payment of $100,000.  The exercise of the option by Multisys will also involve a change of control of Multisys pursuant to which members of Holms Energy, LLC, will become the majority shareholders of Multisys and the board of directors and management of Multisys will be replaced by nominees of Holms.

The Option to Purchase Asset Agreement is contingent on the receipt of at least the minimum offering amount of $1,500,000, the private placement offering currently underway by Multisys Language Solution, Inc. (see Note 5). If both the offering and the execution of the Asset Purchase Agreement are not completed by August 31, 2010, all funds held will be returned to the investors in the private placement, and the Option to Purchase Asset Agreement will be void.

NOTE 5 – STOCKHOLDERS’ EQUITY

Common stock

On April 16, 2010, the Company sold 600,000 shares of common stock to one individual for $10,000 in cash.

On June 10, 2010, the Company effected a 3 for 1 forward split of its outstanding common stock.  The record date for the stock split was June 24, 2010. Each outstanding share of common stock was converted into three shares. All share and per share amounts herein have been retroactively restated to reflect this stock split.

On June 28, 2010, the Company initiated a private placement of a minimum of 3,000,000 units and a maximum of 5,000,000 units of its restricted common stock at $0.50 per Unit.  Each Unit consists of two shares of common stock and one common stock purchase warrant that is exercisable at $0.50 per share for a period of three years.  No Units will be sold unless the Company receives and accepts subscriptions for at least 3,000,000 Units on or before August 31, 2010.  All subscription funds will be held in a special account pending the closing of a proposed Asset Purchase Agreement between Multisys Acquisition, Inc. and Holms Energy, LLC. (see Note 4).

Common Stock Options

On June 25, 2010, the Company increased the total common stock, available in the Company's 2008 Non-Qualified Stock Option and Stock Appreciation Rights Plan from one million (1,000,000) shares to five million (5,000,000) shares.

As of June 30, 2010, no common stock options have been granted.

Common Stock Warrants:

As of June 30, 2010, the Company has 300,000 common stock warrants outstanding. The 300,000 warrants are exercisable as of June 30, 2010, have an exercise price of $0.033 and expire June 11, 2011. No common stock warrants were granted, exercised or cancelled during the six months ended June 30, 2010.

NOTE 6 – RELATED PARTY TRANSACTIONS

Note payable – officer

On November 9, 2009, the Company borrowed $6,500 from its President, Chief Executive Officer and Director. The note is unsecured, matures May 8, 2010 and bears interest at 6% per annum. On April 2, 2010, the note was repaid in full.

On May 28, 2010, the Company borrowed $15,000 from its President, Chief Executive Officer and Director. The note is unsecured, matures November 23, 2010 and bears interest at 6% per annum. The Company made a partial repayment of $2,000 on June 8, 2010 leaving $13,000 outstanding at June 30, 2010.

Consulting services provided by and compensation booked to officer

Consulting services provided by and compensation booked to the President, Chief Executive Officer and Director were $0 and $6,000 for the six months ended June 30, 2010 and 2009, respectively.

Free office space from the President, Chief Executive Officer and Director

The Company has been provided office space at no cost by the President, Chief Executive Officer and Director.  The management determined that such cost is nominal and did not recognize rent expense in its consolidated financial statements.

Selected Financial Data

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Supplementary Financial Information

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

THIS INFORMATION FROM OUR QUARTERLY REPORT ON FORM 10-Q CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVES A HIGH DEGREE OF RISK AND UNCERTAINTY. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN OR INCORPORATED BY REFERENCE INTO THIS FORM 10-Q ARE FORWARD-LOOKING STATEMENTS. IN ADDITION, WHEN USED IN THIS DOCUMENT, THE WORDS “ANTICIPATE,” “ESTIMATE,” “PROJECT,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS DUE TO RISKS AND UNCERTAINTIES THAT EXIST IN OUR OPERATIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS INCLUDING AMONG OTHERS, THE RISK THAT OUR PRODUCT DEVELOPMENT PROGRAMS WILL NOT PROVE SUCCESSFUL, THAT WE WILL NOT BE ABLE TO OBTAIN FINANCING TO COMPLETE ANY FUTURE PRODUCT DEVELOPMENT, THAT OUR PRODUCTS WILL NOT PROVE COMPETITVE IN THEIR MARKETS. THESE RISKS AND OTHERS ARE MORE FULLY DESCRIBED IN OUR MOST RECENT 10-K ANNUAL REPORT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE ANTICIPATED, ESTIMATED OR PROJECTED.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS INCLUDED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT GIVE ANY ASSURANCES THAT THESE EXPECTATIONS WILL PROVE TO BE CORRECT. WE UNDERTAKE NO OBLIGATION TO PUBLICLY RELEASE THE RESULT OF ANY REVISIONS TO SUCH FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

The following discussion and analysis should be read in conjunction with our consolidated financial statements and the notes thereto appearing in Part I, Item 1.

General.

Multisys Language Solutions, Inc. (“MLS”) was organized under the laws of the State of Nevada on June 6, 2008, and is doing business as a marketer of language education software in the People’s Republic of China.  We are structured expressly as a marketing entity and therefore we do not engage in the design, development or manufacturing of language education software.  We intend to operate only in China under the terms of our exclusive Software Reseller Agreement with Strokes International AG, an unaffiliated Austrian company.  We purchased the Software Reseller Agreement in June 2008 for (i) $10,000 in cash, (ii) warrants to purchase 300,000 shares of our common stock at $0.033 per share valid for three years from the date of issuance, and (iii) a royalty equal to 5% of all revenue received by us from the sale of all language education software sold in China.  Since commencement of operations in 2008, our efforts to date have been principally devoted to and limited primarily to organization, initial capitalization, business development, identifying a marketing partner in China, preparing a comprehensive business and operating plan, and evaluating, with our exclusive marketing agent in China, the market in China to which to market language education software.  Substantial research has been undertaken on competing software currently being offered in China to teach residents of China to learn how to speak English and German.

Under our exclusive Software Resellers Agreement with Strokes International, AG (or Strokes) we are required to pay a royalty fee equal to 40% of the net retail price on each unit sold after the production and marketing fee to Xiamen Eurotech Intelligence Commercial & Trading Co. (“Xiamen”) is taken out.  In July 2008, we entered into an Exclusive Marketing and Distribution Agreement with Xiamen under which Xiamen acts as our exclusive marketing agent to produce, market, and sell the language education software products in the covered territories of China, Taiwan, Hong Kong, and Macao.  As part of that agreement,

Xiamen has assumed the underlying financial obligations of the Software Reseller Agreement and will remit proceeds from the sale of language education software products to Strokes on a direct basis.

Under the terms and conditions of the Resellers Agreement with Strokes we agreed to sell three different interactive multimedia language education software programs for the following net retail prices: 1) 385 RMB ($56.83) for the beginner program; 2) 556 RMB ($82.07) for the intermediate program; and 3) 726 RMB ($107.16) for the advanced program.  Because the products will be produced in China by Xiamen, the costs for production, duplicated, packaging, printing, and marketing expenses in the amount of 45 RMB for the beginners program, 55 RMB for the intermediate program, and 65RMB for the advanced program will be deducted from the net retail price before calculating 40% of the net retail price payable to Strokes. Out of the 60% net retail price to be retained by Xiamen for all operating costs and MLS will receive $4.00 per unit sold or 27.10 RMB, using the currency conversion calculation as of this date.

Xiamen is marketing the software over the internet in China on a direct basis, using other direct marketing programs, and is also attempting to distribute the software through one or more of the large retail chains that specialize in selling software in China.  Examples of these large chain stores that Xiamen is working towards getting as a distributor of the Strokes software are Dang Dang, Amazon China, and Danwei Bookstores.  The primary focus of Xiamen has been establishing and defining multiple sales channels and supporting them with meaningful marketing programs, promotions, and advertising to the extent that funds are available to Xiamen from outside sources or by reinvesting income from sales. Xiamen duplicates the software and assumes responsibility for its packaging and distribution.  We provided $60,000 to Xiamen in September 2008 to financially assist in the organization and launch of the language education software products.   They have completed initial production, packaging, and marketing and have sold 1,923 units as of June 30, 2010, of which 921 were sold prior to December 31, 2009, 572 units were sold in the quarter ending March 31, 2010, and 420 were sold in the quarter ending June 30, 2010.  They will continue to advertise and market the product throughout 2010 and try to increase sales volume.

We required Xiamen to meet certain minimum annual sales volumes under the terms of the Exclusive Marketing and Distributions Agreement, beginning in 2009 through the end of 2012.  Pursuant to an amendment of the agreement with Xiamen, we agreed to waive the minimum sales requirement for 2008 and 2009.  This waiving of the minimum was necessary because the regulatory review of the product by the Chinese government took far longer than originally anticipated and the product was not cleared for sales in China until June of 2009.  The minimum annual sales requirements for 2010-2012, which are 6,000, 12,000 and 12,000 units, respectively, remain in effect at this time.

On June 3, 2010 we formed a wholly owned subsidiary of MLS, Multisys Acquisition, Inc., under the laws of the State of Nevada.

On June 9, 2010, we changed our independent registered public accounting firm, dismissing Li & Company, PC.  The reports of Li & Company on our financial statements as of December 31, 2009 and 2008, for the fiscal years then ended and for the period from June 6, 2008 (inception) through December 31, 2009, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.  The decision to change independent registered public accounting firm was recommended and approved by our Board of Directors.  On June 9, 2010, concurrently with the dismissal of Li & Company, upon approval of our Board of Directors, we engaged MaloneBailey, LLP as our new independent registered public accounting firm to audit and review the Registrant’s financial statements.

On June 10, 2010, our Board of Directors authorized a 3 for 1 forward stock split in the form of a dividend.  The record date for this stock dividend was June 24, 2010, and the payment and effective date was June 24, 2010.  Each of our shareholders holding one share of common stock received an additional two shares of common stock.  The total number of shares of common stock issued and outstanding pre-forward stock split was 2,052,500.  The total number of shares of common stock issued and outstanding post-forward stock split is 6,157,500.  The total number of warrants for common stock issued and outstanding pre-forward stock split was 100,000.  The total number of warrants for common stock issued and outstanding post-forward stock split is 300,000. All share and per share amounts herein have been retroactively restated to reflect this stock split.

On June 21, 2010 Holms Energy, LLC granted Multisys Acquisitions, Inc., a wholly owned subsidiary of MLS an option to purchase certain assets.  Such assets are related to certain interests in oil and gas rights on acreage located in McKenzie County, North Dakota (Holms Property), and potential production royalty income from wells to be drilled on the Holms Property whose mineral rights are owned by Holms Energy, LLC, and the transfer of all right, title and interest to an Option to Purchase Mineral Rights Agreement related to purchasing additional mineral rights and production royalty income on the Holms Property from a third party for One Million Six Hundred Forty Nine Thousand ($1,649,000) Dollars.  The option may be exercised to purchase the mineral rights assets by the issuance of 40 million shares of common stock by Multisys Language Solutions and the payment of $100,000.  The exercise of the option by Multisys Acquisition will also involve a change of control of MLS pursuant to which members of Holms Energy, LLC, will become the majority shareholders of MLS and the board of directors and management of MLS will be replaced by nominees of Holms.

The Option to Purchase Asset Agreement is contingent on the receipt of at least the minimum offering amount of $1,500,000 in the private placement offering currently underway by MLS (see Note 4).  If both the offering and the execution of the Asset

Purchase Agreement are not completed by November 15, 2010, all funds held will be returned to the investors in the private placement, and the Option to Purchase Asset Agreement will be void.

Effective June 25, 2010, pursuant to unanimous written consent by the Board of Directors and the majority of shareholders (60.9%) authorized an increase in the total common stock, $.001 par value, available in our 2008 Non-Qualified Stock Option and Stock Appreciation Rights Plan from one million (1,000,000) shares to five million (5,000,000) shares, to be granted to our officers, directors, consultants, advisors, and other key employees.

Results of Operations

Since MLS was formed on June 6, 2008, it has earned only $7,692 in revenue and has incurred a net loss of $129,321 for the period from June 6, 2008 (inception) through June 30, 2010.  $4,008 was earned during the six months ended June 30, 2010 based on the sale of 992 units of the language education software products in China, compared to $0 earned for the six months ended June 30, 2009.

For the period from June 6, 2008 (inception) through June 30, 2010, we incurred $60,000 in distribution and advertising expenses and $4,810 in general and administrative expenses.  The $60,000 in distribution and advertising was paid in September of 2008 to Xiamen and we did not have any additional distribution and advertising expenses for the six months ended June 30, 2009 or the six months ended June 30, 2010.  Our general and administrative costs decreased slightly from $1,435 for the six months ended June 30, 2009, to $1,127 for the six months ended June 30, 2010.  This decrease was attributable to lower banking fees.

The following table provides selected financial data about our company as of June 30, 2010, December 31, 2009, and December 31, 2008.

Balance Sheets Data	June 30, 2010 (Unaudited)	December 31, 2009	December 31, 2008
Cash	$1,657	$3,855	$25,349
Software Reseller Agreement, net	7,917	8,417	9,417

Total assets	$13,582	$14,308	$34,766

Total current liabilities	$21,903	$17,253	$10,675
Stockholders’ equity (deficit)	(8,321)	(2,945)	24,091
Total liabilities and stockholders’ equity (deficit)	$13,582	$14,308	$34,766

Our cash in the bank at June 30, 2010 was $1,657.  Net cash provided by financing activities since June 8, 2008 (inception) through June 30, 2010 was $134,000 from the sale of our common stock and a related party note payable.

Net cash used in operating activities for the period from June 6, 2008 (inception) through June 30, 2010, was $122,343.  For the six months ended June 30, 2010, our total expenses were $15,376 as compared to $18,797 for the six months ended June 30, 2009, both periods were similar.  We do not presently expect our expenses to increase or decrease in next twelve months.  Our material financial obligations include our public reporting expenses, transfer agent fees, bank fees, and other recurring fees.

In its report on our December 31, 2009 audited financial statements, our auditors expressed an opinion that there is substantial doubt about our ability to continue as a going concern.  Our financial statements do not include any adjustments that may result from the outcome of this uncertainty.  We have been in the developmental stage and have had revenues of only $7,692 since inception.  For the period from June 8, 2008 (inception) through June 30, 2010, we realized a net loss of $129,321.  Our continuation as a going concern is dependent upon including our ability to raise additional capital and to generate positive cash flows.

Liquidity and Capital Resources.

Our recent rate of use of cash in our operations over the last six months has been approximately $2,500 per month.  We expect that cash burn rate to stay fairly constant until either revenues increase dramatically or until it is economically viable to explore other languages with our educational software pursuant our business plan.  Given this recent rate of use of cash in our operations, we do not have sufficient capital to carry on operations past August 2010.  Our long term capital requirements and the adequacy of our available funds will depend on many factors, including the eventual reporting company costs, public relations fees, and operating expenses, among others.  If we are unable to raise additional capital, generate sufficient revenue, or receive loans from the officers on an as needed basis, we will have to curtail or cease our operations.

Net cash provided by financing activities for the period from June 6, 2008 (inception), through June 30, 2010, was $134,000.  This funding came from 43 investors in an offering of common stock at $0.033 per share totaling $110,250 that ended in October of 2008, $750 from our three officers for common stock at $0.0003 per share, a private common stock sale of 600,000 common shares for $10,000 on April 16, 2010, and then borrowings of $21,500 on related party notes payable offset by payments on related party notes payable of $8,500.

On June 28, 2010, we initiated a private placement of a minimum of 3,000,000 units and a maximum of 5,000,000 units of its restricted common stock at $0.50 per Unit.  Each Unit consists of two shares of common stock and one common stock purchase warrant that is exercisable at $.50 per share for a period of three years.  No Units will be sold unless we receive subscriptions for at least 3,000,000 Units on or before November 15, 2010.  All subscription funds will be held in a special account pending the closing of a proposed Asset Purchase Agreement between Multisys Acquisition, Inc., the wholly owned subsidiary of MLS and Holms Energy, LLC.

We cannot assure you that we will generate sufficient additional capital or revenues, if any, to fund our operations beyond August 2010, that any future equity financings will be successful, or that other potential financings through bank borrowings, debt or equity offerings, or otherwise, will be available on acceptable terms or at all.

If we cannot generate sufficient financing or revenues to continue operations, we will suspend or cease operations.  By virtue of our inability to secure financing or generate revenues over the preceding year, we have begun to seek out other sources of cash, including new investors, joint venture and strategic partners or loans from our officers or directors.  If we cease operations, we do not know what we would do subsequently and we have no plans to do anything in such event.  We have no plans to dissolve statutorily at this time, under any circumstances.  We are engaged in general discussions with multiple companies who may be interested in acquiring us.  As of this date there is no definitive agreement signed and there is no assure that any acquisition will be feasible in the future and in the event there is an acquisition, there is no assurance that it will be in the best interest of our shareholders.

Critical Accounting Policies and Estimates.

This discussion and analysis of our financial condition and results of operations are based on our financial statements that have been prepared under accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. All significant accounting policies have been disclosed in Note 2 to the consolidated financial statements for the years ended December 31, 2009 and 2008 filed with the SEC on Form 10-K.  Our critical accounting policies are:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Intangible Assets

Multisys Language Solutions’ intangible assets are composed of an exclusive Software Reseller Agreement with Strokes International AG and a Sales and Marketing Agreement with Xiamen Eurotech Intelligence Commercial & Trading Co.

Revenue Recognition

The Company follows the guidance of paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition.  The Company recognizes revenue when it is realized or realizable and earned.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.  The Company will derive royalties from distribution of interactive multimedia language education software sold by an independent third party distributor assigned by the Company in the Territory.  The Company entered into a Sales and Marketing Agreement (“Sales Agreement”) with Xiamen Eurotech Intelligence Commercial & Trading Co., Ltd. (“Xiamen”).  Pursuant to the Sales Agreement, Xiamen will pay the Company $4.00 (equivalent to 27.17 RMB using the currency exchange rate at August 13, 2010) for each unit of language education software sold by Xiamen in the Territory.  The royalty is calculated on a quarterly basis, and a royalty report detailing the total number of units sold by Xiamen during the reporting period at the applicable royalty rate of $4.000 per unit sold as well as the royalty payment is due within thirty (30) days after the last day of the reporting period.  The Company recognizes revenues upon receipts of the royalty report.  If the Company determines that collection of the royalty is not reasonably assured, the Company defers the fee and recognizes revenue at the time collection becomes reasonably assured, which is generally upon receipt of cash.

Quantitative and Qualitative Disclosure of Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

(1)  Previous Independent Registered Public Accounting Firm

(i)

On June 9, 2010, Multisys Language Solutions, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Li & Company, PC (“Li & Company”).

(ii)

The reports of Li & Company on the financial statements of the Registrant as of December 31, 2009 and 2008, for the fiscal years then ended and for the period from June 6, 2008 (inception) through December 31, 2009, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)

The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Registrant.

(iv)

During the Registrant’s most recent fiscal year ended December 31, 2009 and for the period from June 6, 2008 (inception) through December 31, 2008, and the subsequent interim period through June 9, 2010, (a) there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Company, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On June 9, 2010, the Registrant provided Li & Company with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)  New Independent Registered Public Accounting Firm

On June 9, 2010, concurrently with the dismissal of Li & Company, upon approval of the Registrant’s Board of Directors the Registrant engaged MaloneBailey, LLP (“MaloneBailey”) as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective immediately.  During the most recent fiscal year ended December 31, 2009 and for the period from June 6, 2008 (inception) through December 31, 2008, the subsequent interim period through June 9, 2010, the date of the engagement of MaloneBailey, neither the Registrant, nor anyone on its behalf, has consulted MaloneBailey regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR the above-mentioned proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING THE ISSUANCE OF FORTY MILLION SHARES TO PURCHASE CERTAIN MINERAL RIGHTS FROM HOLMS ENERGY, LLC (ITEM 1 ON THE ENCLOSED PROXY CARD).  PLEASE NOTE THAT THE APPROVAL OF THIS PROPOSAL 1 BY THE STOCKHOLDERS IS CONTINGENT UPON THE APPROVAL BY THE STOCHOLDERS OF PROPOSAL 2 CONCERNING AMENDMENT OF THE 2008 NON-STATUTORY AND NON-QUALIFIED STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN TO INCREASE THE STOCK OPTIONS AVAILABLE UNDER THE PLAN FROM 1,000,000 SHARES TO 5,000,000 SHARES.  IF PROPOSAL 1 IS APPROVED BUT PROPOSAL 2 IS NOT APPROVED, THE ISSUANCE OF FORTY MILLION SHARES AND THE PROPOSED TRANSACTION TO PURCHASE CERTAIN MINERAL RIGHTS FROM HOLMS ENERGY WILL NOT OCCUR.

PROPOSAL 2
RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING AN AMENDMENT OF

THE 2008 NON-STATUTORY AND NON-QUALIFIED STOCK OPTION AND

STOCK APPRECIATION RIGHTS PLAN TO INCREASE THE STOCK OPTIONS AVAILABLE

UNDER THE PLAN FROM 1,000,000 SHARES TO 5,000,000 SHARES

Summary

The Board of Directors of MLS has, on September 26, 2010, subject to stockholder approval, authorized the amendment to the 2008 Non-Statutory and Non-Qualified Stock Option and Stock Appreciation Rights Plan ("2008 Stock Option Plan"), pursuant to which the Board would be authorized to increase the numbers of shares available for issuance pursuant to stock options in the plan from 1,000,000 up to 5,000,000 incentive or non-statutory stock options and restricted shares of common stock to employees, officers, directors, consultants and advisors of MLS.  Under the terms of the proposed amended 2008 Stock Option Plan, the total number of stock options or restricted shares that the Board would be authorized to issue under the plan may be adjusted by the Board if MLS undertakes a stock split.  The full text of the proposed amended 2008 Stock Option Plan is attached hereto as Appendix A.

Purpose

Stock option plans are intended to encourage stock ownership in MLS by its officers, directors, employees, consultants and advisors in order to promote their interest in the success of our company and to encourage their continued affiliation.

Administration

The Board of Directors, or a committee of the Board if created in the future, will determine whether, when and on what terms the grant of stock options under the 2008 Stock Option Plan may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of stockholders.  The grant of stock options or restricted common shares under the 2008 Stock Option Plan may, among other things, involve a non-cash charge to earnings if the options are granted below the market price on the date of grant.  The issuance of additional shares of common stock upon exercise of the options granted pursuant to the 2008 Stock Option Plan will have a dilutive effect on stockholder’s equity and voting rights and may also adversely affect the market price of the common stock.

Options

Grant of Options

The date of grant of an Option is the date on which the Board makes the determination to grant the Option unless a different date is specified by the Board. Option grants are evidenced by a written stock option grant. MLS will receive no consideration for the granting of Options. Subject to the express provisions of the Plan, the exercise of an Option will be subject to such terms, conditions and restrictions as the Board may impose in its sole discretion, including restrictions concerning transferability, repurchase and forfeiture.

Options are exercisable on the terms set forth in the stock option grant; provided that no incentive stock option (“ISO”) will be exercisable after the expiration of ten years from the Option grant date, and no ISO granted to an employee who is a ten percent stockholder of MLS will be exercisable after the expiration of five years from the Option grant date.  The Board may accelerate the earliest exercise date of any Option.  Options will expire following the termination of employment or other service with MLS on the terms set forth in the stock option grant.

Stock option grants will impose a $100,000 limit to the aggregate fair market value (calculated as set forth in “Option Price” below) of stock with respect to which ISOs, whether granted under the Plan or any other ISO plan of MLS or its parent or subsidiary, are exercisable for the first time by an optionee during any calendar year.  The above limitations are driven by provisions of the Code and are subject to change in the event that the relevant sections of the Code or regulations promulgated thereunder are amended.

Option Price

The exercise price of a non statutory stock option (“NSSO”) shall be the price per share set by the Board or Committee.  The exercise price of an ISO will be no less than one hundred percent (100%) of the fair market value of the shares on the date the Option is granted, unless the person to whom the Option is granted is a ten percent (10%) stockholder of MLS in which case the exercise price will be not less than one hundred ten percent (110%) of the fair market value of the shares on the date the Option is granted.

For purposes of the Plan, the fair market value of a share of MLS’ common stock on a given date will be the mean between closing representative bid and ask prices per share of the stock as reported by the over the counter market (Bulletin Board) on the date of grant, as publicly reported, or the prior trading day if the market is closed on the date of grant.

The method of payment for shares issued upon exercise of Options granted under the Plan will be determined by the Board and may consist of cash, cancellation of indebtedness, other shares of MLS Common Stock and certain other methods permitted by law.

Plan Amendment and Termination

Except as described below, the Board of Directors may amend the Plan at any time or may terminate the Plan without stockholder approval except that, without approval of the stockholders, no such revision or amendment shall change the number of shares for which Options may be granted under the Plan, change the designation of the class of persons eligible to receive Options under the Plan, materially increase the benefits accruing to Optionees under the Plan, or decrease the price at which Incentive Stock Options may be granted.  The Plan will remain in effect until terminated by the Board of Directors, provided, however that no ISOs may be awarded under the Plan on or after the 10th anniversary of the later of the date the Board of Directors adopted the Plan or the date when the Board of Directors adopted the most recent increase in the number of shares available for issuance under the Plan that was approved by the stockholders of MLS.

Certain United States Federal Income Tax Information Regarding Options

Options granted under the Plan may be either ISOs, as defined in Section 422 of the Code, or NSSOs.

Incentive Stock Options

If an Option granted under the Plan is an ISO, the optionee will recognize no income as a result of the ISO grant and will incur no income tax liability at the time of exercise unless the optionee is subject to the alternative minimum tax. MLS will not be allowed a deduction for federal income tax purposes as a result of the exercise of the ISO regardless of the applicability of the alternative minimum tax.  Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of option exercise or the sale price of the stock.  MLS will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non Statutory Stock Options

All Options that do not qualify as ISOs under the Code are NSSOs.  Generally, an optionee will not recognize any taxable income at the time the optionee is granted a NSSO.  However, upon exercise of the Option, the optionee will recognize ordinary income for income tax purposes equal to the excess of the then fair market value of the shares over the exercise price.  The income recognized by an optionee who is also an employee of MLS will be subject to tax withholdings by MLS by payment in cash or out of the current earnings paid to the optionee. MLS will be allowed a deduction for federal tax purposes in an amount equal to the income recognized by the optionee so long as MLS has met all applicable withholding requirements and so long as the exercise of the option by optionee does not cause MLS to violate the limits on executive compensation set forth in Section 162(m) of the Code.  If the optionee holds such shares for more than one year following exercise of the option, any gain realized upon disposition will be treated as long-term capital gain. If the shares are sold within one year after the exercise date, any gain realized upon disposition will be treated as short-term capital gain.  The gain realized upon disposition will be the excess, if any, of the sales price over the tax basis of the shares.

Tax Summary Only

The foregoing summary of the effect of federal income taxation upon the optionee and MLS with respect to the purchase of MLS’ shares under the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the provisions of the income tax laws of any municipality, state, or foreign country.

To date, none of the current directors have received any compensation for their services to MLS and as it grows, MLS will need to attract qualified and motivated employees, management and directors.  In the judgment of the Board of Directors, MLS needs to have a stock option plan to allow the company to have the flexibility to grant sufficient stock options to obtain necessary employees, management, directors and consultants and to retain the services of those parties in a competitive market for qualified personnel.  The number of stock options that the Board of Directors or its committee may grant in the future under the 2008 Stock Option Plan on an annual basis is not currently determinable.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR the above-mentioned proposal.  The amendment of the 2008 Stock Option Plan will be deemed authorized if a majority of the shares of common stock present at the Meeting, either in person or by proxy, and voting on the matter, votes in favor of the proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING AN AMENDMENT OF THE 2008 STOCK OPTION PLAN TO INCREASE THE STOCK OPTIONS AVAILABLE UNDER THE PLAN FROM 1,000,000 SHARES TO 5,000,000 SHARES.

PROPOSAL 3

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE

NAME OF OUR COMPANY TO BAKKEN RESOURCES, INC.

On August 23, 2010, our board of directors adopted a resolution authorizing an amendment to our company’s Articles of Incorporation to change the name of our company from Multisys Language Solutions, Inc. to Bakken Resources, Inc., predicated on the successful completion of our current 2010 private placement, the consent of the majority of shareholders and the completion of the acquisition of the Holms Assets.  A copy of the proposed Amended Articles of Incorporation is attached as Appendix B hereto.

Name Change of the Company

Our current Articles of Incorporation states that the name of our company is Multisys Language Solutions, Inc.

On August 23, 2010, our Board of Directors unanimously approved, subject to majority stockholder approval, the Certificate of Amendment to change our name from “Multisys Language Solutions, Inc.” to “Bakken Resources, Inc.”, predicated on the successful completion of the June 28, 2010 Private Placement with a closing date on or before November 15, 2010, or any date thereto extended by the Board of Directors and upon the closing of the purchase of certain oil and gas production royalty rights from Holms Energy, LLC pursuant to the Option to Purchase Assets Agreement on or before November 15, 2010.  Please see our description of the proposed acquisition of the Holms Assets in Terms of the Transaction, and the description of our current private placement offering under Options on Assets of Holms Energy, LLC under Proposal 1 above.

Purpose of Changing the Name of the Company

After the closing of the purchase of certain oil and gas production royalty rights from Holms Energy, LLC pursuant to the Option to Purchase Assets Agreement on or before November 15, 2010, with the subsequent change in our board of directors and management, we intend to change our principal business activity from software marketing to oil and gas exploration.  The change in our corporate name will reflect the change in our business focus.  Please see our description of the proposed acquisition of the Holms Assets in Terms of the Transaction, and the description of our current private placement offering under Options on Assets of Holms Energy, LLC under Proposal 1 above.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR the above-mentioned proposal.  The amendment of the Articles of Incorporation as described in this proposal will be deemed authorized if a majority of the shares of common stock present at the Meeting, either in person or by proxy, and voting on the matter, votes in favor of the proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING AN AMENDMENT OF THE ARTICLES OF INCORPORATION CHANGING THE NAME OF OUR COMPANY TO BAKKEN RESOURCES, INC.

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of Multisys Language Solutions, Inc. are Janelle Edington, President and Chief Executive Officer; Christopher Wetzel, Vice President; and Raymond Kuh, Chief Financial Officer, Secretary and Treasurer.

A.   Summary Compensation Table

The table below sets forth the aggregate annual and long-term compensation paid by us since inception on June 6, 2008, through the fiscal year ended December 31, 2008, and the fiscal year ended December 31, 2009, to our Chief Executive Officer (the “Named Executive Officer”). Other than as set forth below, no executive officer’s salary and bonus exceeded $100,000 for the fiscal year 2009.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non-Qualified Deferred Compensation Earnings ($) (h)	All other Compensation ($) (i)	Total ($) (j)
Janelle Edington Pres. & CEO, Dir.	2008	0	0	0	0	0	0	$4,000	$4,000
	2009	0	0	0	0	0	0	$6,000	$6,000

B. Narrative Disclosure to Summary Compensation Table

Janelle Edington has not entered into formal written employment agreement with Multisys Language Solutions.  Janelle Edington entered into a consulting agreement of $1,000 per month beginning September 2008, and it was terminated after June of 2009 because of financial conditions of our company.

C. Outstanding Equity Awards at Fiscal Year End

Janelle Edington had not been granted any equity compensation, including option grants as of December 31, 2009.

Stock Awards			Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expira- tion Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested ($) (j)
Janelle Edington	0	0	0	0	0	0	0	0	$ 0

We have not issued any stock options since our inception.  We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans. Similarly, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers or any other persons following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of us or a change in a named executive officer’s responsibilities following a change in control.  As of the date hereof, we have not entered into employment contracts with any of our officers and do not intend to enter into any employment contracts until such time as it is profitable to do so.

D.

Compensation of Directors

None of our directors receive any compensation for serving as such, for serving on committees of the Board of Directors or for special assignments.  During the fiscal year ended December 31, 2009, there were no other arrangements between us and our directors that resulted in our making payments to any of our directors for any services provided to us by them as directors.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity incentive Plan Com- pensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All other Compensa- tion ($) (g)	Total ($) (h)
Janelle Edington	0	0	0	0	0	0	0
Raymond Kuh	0	0	0	0	0	0	0
Christopher Wetzel	0	0	0	0	0	0	0

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

Multisys Language Solutions, Inc. does not have an employment contract with its Named Executive Officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known by us with respect to the beneficial ownership of our common stock as of September 1, 2010 by (i) each person who is known by us to own beneficially more than 5% of common stock, (ii) our Named Executive Officer (see the section above entitled “Executive Compensation”), (iii) each of our directors and (iv) all of our current officers and directors as a group.  As of September 1, 2010, there were 6,157,500 shares of common stock outstanding.  Except as otherwise listed below, the address of each person is: c/o Multisys Language Solutions, Inc., Dolce Volpe Ave., Las Vegas, NV 89178.

The percentage of shares beneficially owned is based on 6,157,500 shares of common stock outstanding as of September 1, 2010.  Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of September 1, 2010 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Janelle Edington, Pres. & CEO(1)	1,500,000 shares	24.4%
Christopher Wetzel, Vice President, Dir. (2)	375,000 shares	6.1%
Raymond Kuh, CFO, Treas, Sec, Dir. (3)	375,000 shares	6.1%
Southwest Consulting Services, Inc. (4) Schottegatweg Oost 9E, Willemstad Curacao, Netherlands Antilles	600,000 shares	9.7%
Executive officers and directors as a group 3 persons (5)	2,250,000 shares	36.5%

(1)	Janelle Edington, President, Chief Executive Officer, and director. The holdings of Janelle Edington include 1,500,000 shares of common stock.
(2)	Christopher Wetzel, Vice President, director. The holdings of Mr. Wetzel include 375,000 shares of common stock.
(3)	Raymond Kuh, Chief Financial Officer, Treasurer, Secretary, and director. The holdings of Mr. Kuh include 375,000 shares of common stock.
(4)	The holdings of this named beneficial holder includes only shares of common stock and do not include any vested derivative securities.
(5)	The holdings of the executive officers and directors as a group include an aggregate of 2,250,000 shares of common stock as of September 1, 2010.

Legal Proceedings

To the best knowledge of the management of Multisys Language Solutions, Inc., no director, officer, affiliate of Multisys Language Solutions, Inc., owner of record or beneficially of more than 5% of any class of securities of Multisys Language Solutions, Inc., or security holder is a party adverse to Multisys Language Solutions, Inc. or has a material interest adverse to Multisys Language Solutions, Inc. in any material legal proceeding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock.  Based solely upon the review of the Forms 3, 4 and 5 furnished to our company and certain representations made to our company, we believe that during 2009, the members of the Board of Directors, our executive Officers, and person(s) who hold more than 10% of our outstanding common stock timely filed all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of our company.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Meeting.  If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

PROXY SOLICITATION

We will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  We will bear the expenses of calling and holding the Meeting and the soliciting of proxies therefore.

We may consider the engagement of a proxy solicitation firm. Our directors, officers, and employees may also solicit proxies by mail, telephone, and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR NOVEMBER 12, 2010 MEETING

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our November 12, 2010 Meeting of Stockholders would have needed to be received no later than June 23, 2010.  Stockholders wishing to propose other business at the November 12, 2010 Meeting of Stockholders, but not intending to include such proposal in the Multisys Language Solutions, Inc. proxy statement for such meeting, must give advance written notice us pursuant to our bylaws.  Our bylaws provide that notice of any such nomination or proposal must be received at our principal executive offices not less than 120 days prior to the date of a Meeting of Stockholders and must contain the information specified by our bylaws.  If this notice is not timely, then the nomination or proposal will not be brought before the Meeting of Stockholders.

ANNUAL REPORT AND OTHER FILED MATERIALS

A copy of our most recent Annual Report will not accompany this mailed proxy statement.  If you wish to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2009 with the proxy material, a copy of the Form 10-K will be made available (without exhibits), free of charge, to interested stockholders upon written request to Raymond Kuh; 8045 Dolce Volpe Ave., Las Vegas, NV 89178, telephone (702) 499-3990.  The Annual Report on Form 10-K, including exhibits, and any of our other materials filed with the Securities and Exchange Commission (“SEC”) are available to read or copy at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our filed materials are also available online at the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov, where the SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically

By Order of the Board of Directors

November 1, 2010  /s/ Janelle Edington

Janelle Edington

President, Chief Executive Officer

Appendix  A

Amended 2008 Stock Option Plan:

MULTISYS LANGUAGE SOLUTIONS, INC.

 Non-Qualified Stock Option and Stock Appreciation Rights Plan

1.

Purpose.

This 2008 Stock Option Plan is intended to encourage stock ownership in Multisys Language Solutions, Inc. by the officers, directors, employees, consultants, and advisors of the Company or its affiliates in order to promote their interest in the success of the Company and to encourage their continued affiliation.  All options granted under this 2008 Stock Option Plan are intended to be either (a) Incentive Stock Options or (b) Non-Statutory Stock Options.

2.

Definitions.

As used herein the following definitions shall apply:

"Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Advisor” shall mean an individual who provides bona fide services to the Company or Affiliate pursuant to a written contract.

"Affiliate" shall mean any corporation defined as a "parent corporation" or a "subsidiary corporation" by Code Section 424(e) and (f), respectively.

"Agreement" shall mean either a 2008 Incentive Stock Option Agreement or a 2008 Non-Statutory Stock Option Agreement, embodying the terms of the agreement between the Company and the Optionee with respect to Optionee's Option.

"Board" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Company" shall mean Multisys Language Solutions, Inc., a Nevada corporation.

"Consultant" shall mean any person who is placed on the Company's Consultants List by the Board and who agrees in writing to be included thereon.

"Disability" or "Disabled" shall mean the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

"Director" shall mean an individual member of the Board.

“Disinterested Person” means a Non-Employee Director as defined in Rule 16b-3 of the Exchange Act of 1934, as amended.

"Employee" shall mean any salaried employee of the Company or its Affiliates, including those employees who are officers of the Company or its Affiliates.

"Fair Market Value" of Stock on a given date shall mean an amount per share as determined by the Board or its delegates by applying any reasonable valuation method determined without regard to any restriction other than a restriction which, by its terms, will never lapse.  Notwithstanding the preceding, if the Stock is traded upon an established stock exchange, then the "Fair Market Value" of Stock on a given date per share shall be deemed to be the average of the highest and lowest selling price per share of the Stock on the principal stock exchange on which the Stock is then trading or, if there was no trading of the Stock on that day, on the next preceding day on which there was such trading; if the Stock is not traded upon an established stock exchange but is quoted on a quotation system, the "Fair Market Value" of Stock on a given date shall be deemed to be the mean between the closing representative "bid" and "ask" prices per share of the Stock on such date as reported by such quotation system or, if there was no trading of the Stock on that day, on the next preceding day on which there was such trading.

Appendix A – Amended 2008 Stock Option Plan

"Incentive Stock Option" shall mean an option granted pursuant to the Plan which is designated by the Board or its delegates as an "Incentive Stock Option" and which qualifies as an incentive stock option under Section 422 of the Code or any successor provision.

"Non-Statutory Stock Option" shall mean a stock option granted pursuant to the Plan which is not an Incentive Stock Option.

"Option" shall refer to either or both an Incentive Stock Option or Non-Statutory Stock Option, as the context shall indicate.

"Optionee" shall mean the recipient of an Incentive Stock Option or a Non-Statutory Stock Option.

"Option Price" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option.

"Option Stock" shall mean the total number of shares of Stock the Optionee shall be entitled to purchase pursuant to the Agreement.

"Plan" shall mean this Multisys Language Solutions 2008 Stock Option Plan, as amended from time to time.

"Reporting Person" shall mean an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the SEC pursuant to Section 16(a) of the Act.

"Rule 16b-3" shall mean Rule 16b-3 (as amended from time to time), promulgated by the SEC under the Act, and any successor thereto.

"SEC" shall mean the Securities and Exchange Commission.

"Stock" shall mean the $0.001 par value Common Stock of the Company.

3.

Administration.

The Plan shall be administered by the Board; provided, however, that the Board may delegate all or any part of its authority to administer the Plan in its entirety or, with respect to any group or groups of persons eligible to receive Options hereunder, to such committee as the Board shall in its sole discretion determine.  Such committee shall be composed of not fewer than two members (the “Committee”), all of the members of which Committee shall be Disinterested Persons, if required.  Any Disinterested Person shall comply with the requirements of Rule 16b-3.  The Board or its Committee may adopt, amend and rescind such rules and regulations for carrying out the Plan and implementing agreements and take such actions as it deems proper.  The interpretation, construction and application by the Board or its Committee of any of the provisions of the Plan or any Option granted thereunder shall be final and binding on the Company, all Optionees, their legal representatives, and any person who may acquire an Option directly from an Optionee by permitted transfer, bequest or inheritance.  Reference to administrative acts by the Board in the Plan shall also refer to acts by its Committee, unless the context otherwise indicates.  Whether or not the Board has delegated administrative authority, the Board has the final power to determine all questions of policy or expediency that may arise in administration of the Plan.

4.

Eligibility.

Only Employees are eligible to receive Incentive Stock Options under the Plan.  Employees, Officers, Directors, Consultants and Advisors of the Company or its Affiliates are eligible to receive Non-Statutory Stock Options under the Plan.

No person shall be eligible to receive an Option for a larger number of shares than is recommended for him or her by the Board.  Any Optionee may hold more than one Option (whether Incentive Stock Options, Non-Statutory Stock Options, or both, but only on the terms and conditions and subject to the restrictions set forth herein.

Incentive Stock Options granted to an Employee who owns stock at the time the Incentive Stock Option is granted, representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Affiliates, shall be granted at an Option Price at least one hundred ten percent (110%) of the Fair Market Value of the Stock at the time the Incentive Stock Option is granted.  In determining ownership of Stock by an Employee, the attribution standards set forth in Code Section 424(d) shall be applicable.

5.

Stock Subject to the Plan.

Appendix A – Amended 2008 Stock Option Plan

Options granted under the Plan shall be for shares of the Company's authorized but unissued or re-acquired Stock.  The aggregate number of shares of Stock which may be subject to Options pursuant to the Plan shall not exceed five million (5,000,000) shares, unless adjusted by the Board pursuant to Paragraph 6(l).  Stock issued under other stock option plans of the Company shall not be counted against the maximum number of shares that can be issued under the Plan.

In the event that any outstanding Option expires or is terminated for any reason, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

If an Optionee pays all or part of any Option Price with shares of Stock, the number of shares deemed to be issued to the Optionee (and counted against the maximum number of shares that can be issued under the Plan) shall be the number of shares transferred to the Optionee by the Company, less the number of shares transferred by the Optionee to the Company as payment.  Stock issued on the exercise of an Option which is forfeited in accordance with the conditions contained in the grant by the Optionee after issuance shall be deemed to have never been issued under the Plan and, accordingly, shall not be counted against the maximum number of shares that can be issued under the Plan.  Notwithstanding the terms of the previous two sentences, the maximum number of shares for which Incentive Stock Options may be issued under the Plan shall be five million (5,000,000) shares, subject to adjustment by the Board as provided under Paragraph 6(l), regardless of the fact that under the terms of the preceding sentences, a lesser number of shares is deemed to be issued pursuant to the exercise of Incentive Stock Options.

6.

Terms and Conditions of Options.

The Board or its delegates shall authorize the granting of all Options under the Plan with such Options to be evidenced by Incentive Stock Option Agreements or Non-Statutory Stock Option Agreements, as the case may be.  Each Agreement shall be in such form as the Board may approve from time to time.  Each Agreement shall comply with and be subject to the following terms and conditions:

(a)

Type of Option; Number of Shares.  Each particular Option Agreement shall state the type of Options to be granted (whether Incentive Stock Options or Non-Statutory Stock Options) and the number of shares to which the Option pertains.  Under no circumstances shall the aggregate Fair Market Value of the Stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all incentive stock option plans of the Company and its Affiliates) exceed $100,000.

(b)

Option Price.  Each particular Option Agreement shall state the Option Price.  The Option Price for an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of Stock on the date the Incentive Stock Option is granted.  The Option Price for a Non-Statutory Stock Option shall be the price per share of Stock set by the Board or its delegates.

(c)

Certificate Legends.  Certificates for shares of Stock issued and delivered to Reporting Persons may be legended, as the Board deems appropriate, if required by the provisions of any applicable rule or regulation.

(d)

Medium and Time of Payment.  The aggregate Option Price shall be payable upon the exercise of the Option and shall be paid in any combination of:

(i)

United States cash currency;

(ii)

a cashier's or certified check to the order of the Company;

(iii)

a personal check acceptable to the Company;

(iv)

to the extent permitted by the Board, shares of Stock of the Company (including previously owned Stock or Stock issuable in connection with the Option exercise), properly endorsed to the Company, whose Fair Market Value on the date of exercise equals the aggregate Option Price of the Option being exercised; or

(v)

to the extent permitted by the Board, the Optionee's entering into an agreement with the Company, whereby a portion of the Optionee's Options are terminated and where the "built-in gain" on any Options which are terminated as part of such agreement equals the aggregate Option Price of the Option being exercised.  The Company may establish, from time to time, procedures for a “cashless exercise” of options. "Built-in gain" means the excess of the aggregate Fair Market Value of any Stock otherwise issuable on exercise of a terminated Option, over the aggregate Option Price otherwise due the Company on such exercise.

Appendix A – Amended 2008 Stock Option Plan

The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates.  Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of any such Option Price.  Without limiting the foregoing, the Board may cause the Company to loan the Option Price to the Optionee or to guarantee that any Stock to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the Option Price.  The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with payment of the Option Price at any particular time, in any particular form, or with the Company's assistance.  If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any plan of the Company (including this Plan), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on such Stock by the terms of the Optionee's Agreement or by the Plan.

(e)

Vesting.  The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal).  The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.  During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), any unexercised Option Stock may be exercised from time to time.

(f)

Duration of Options.  Each particular Option Agreement shall state the term of the Option; provided, however, that all Incentive Stock Options granted under this Plan shall expire and not be exercisable after the expiration of ten (10) years from the date granted; provided, further, that any Incentive Stock Option granted to an Employee who owns stock at the time the Incentive Stock Option is granted representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Affiliates shall expire and not be exercisable after the expiration of five (5) years from the date granted.  Non-Statutory Stock Options shall expire and not be exercisable after the date set by the Board or its delegates in the particular Option Agreement, or on any later date subsequently approved by the Board or its delegates.

(g)

Exercise of Options.

(i)

Each particular Option Agreement shall state when the Optionee's right to purchase Stock pursuant to the terms of an Option are exercisable in whole or in part, provided, however, that Incentive Stock Options shall not be exercisable by an Employee more than 90 days after the date that the employment of such Employee is voluntarily or involuntarily terminated, except in the case of death or disability of the Employee as provided below.  Subject to the earlier termination of the right to exercise the Options as provided under this Plan, Options shall be exercisable in whole or in part as the Board, in its sole and exclusive discretion, may provide in the particular Option Agreement, as amended.  The Board may at any time increase the percentage of an Option that is otherwise exercisable under the terms of a particular Option Agreement.  The Board, in its sole and exclusive discretion, may permit the issuance of Stock underlying an Option prior to the date the Option is otherwise exercisable, provided such Stock is subject to repurchase rights which expire pro rata as the Option would otherwise have become exercisable.

(ii)

If the Optionee does not exercise in any one (1) year period the full number of shares to which he or she is then entitled to exercise, the Optionee may exercise those shares in any subsequent year during the term of the Option.

(h)

Transfer of Options.  An Option shall not be transferable except by will or by the laws of decent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person, except as specifically provided for by the Board.  An attempted non-permitted transfer of an Option shall be void.

(i)

Disability of Optionee.  In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

(j)

Death of Optionee.  In the event of the death of an Optionee, the Option may be exercised, at any time within sixteen (16) months following the date of death (or such other period specified in the Option Agreement but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person

Appendix A – Amended 2008 Stock Option Plan

who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death.  If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan.  If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

(k)

Termination of Employment or Relationship as an Officer, Director, Consultant or Advisor.  In the event that an Optionee who is an Employee, Officer, Director, Consultant or Advisor of the Company or its Affiliates shall cease to be employed by or perform services for the Company or its Affiliates prior to the Option's expiration date (other than upon the Optionee's death or Disability), the exercise of Options held by such Optionee shall be subject to such limitations on the periods of time during which such Options, except for Incentive Stock Options limitations under section 6(g)(i) herein, may be exercised as may be specified in the particular Option Agreement, as amended, between the Optionee and the Company.  Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board in their sole and exclusive discretion.  No provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company for any period of specific duration.

(l)

Recapitalization.

(i)

The number of shares issuable under the Plan and the number and amount of the Option Stock and the Option Price of outstanding Options may be proportionately adjusted by the Board, in its sole and exclusive discretion, for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares, or for the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company in order to preclude the dilution or enlargement of benefits under the Plan.

(ii)

The Board, in its sole and exclusive discretion, may make such equitable adjustments to the Plan and outstanding Options as it deems appropriate in order to preclude the dilution or enlargement of benefits under the Plan, upon exchange of all of the outstanding stock of the Company for a different class or series of capital stock or the separation of assets of the Company, including a spin-off or other distribution of stock or property by the Company.

(iii)

If the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Option Stock would have been entitled.  A dissolution or liquidation of the Company, a merger (other than a merger the principal purpose of which is to change the state of the Company's incorporation) or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the Company's Common Stock outstanding immediately preceding the merger is converted by virtue of the merger into other property, or other capital reorganization in which more than fifty percent (50%) of the Company's Common Stock is exchanged (unless the dissolution or liquidation plan, merger or consolidation agreement or capital reorganization corporate documents expressly provide to the contrary) shall cause each outstanding Option to terminate, provided, that each Optionee shall, immediately prior to such event, have the right to exercise his or her Option in whole or in part, unless the Option in connection with such event is either to be assumed by the successor corporation or parent thereof, or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or the Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the Option on the date of such event.  Notwithstanding the preceding, if, within one (1) year from the date of such event, an Employee's employment is involuntarily terminated, then the Employee's outstanding Options, if any, shall become immediately exercisable.

(iv)

All adjustments required by the preceding paragraphs shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, provided, that adjustments shall not be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an "incentive stock option" within the meaning of Code Section 422.

(v)

Except as expressly provided in this Paragraph 6(l), an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend, or any other increase in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, consolidation, reorganization, or separation of assets, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or amount of the Option Stock or the Option Price of outstanding Options.

Appendix A – Amended 2008 Stock Option Plan

(vi)

The grant or existence of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(m)

Rights as a Shareholder.  An Optionee shall not have rights as a shareholder with respect to any shares until the date of the issuance of a stock certificate to him or her for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate, except as provided in Paragraph 6(l) above.

(n)

Modification, Extension and Renewal of Options.  Subject to the terms and conditions of the Plan, the Board may modify (including lowering the Option Price or changing Incentive Stock Options into Non-Statutory Stock Options), extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options under this Plan and/or other stock option plans of the Company (to the extent not previously exercised) and authorize the granting of new Options in substitution therefore.  Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan.

(o)

Securities Compliance.  The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock.  These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  Unless an Optionee could otherwise exercise a Stock Option or dispose of Stock delivered upon exercise of a Stock Option granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, at least six months shall elapse from the date of acquisition of the Stock Option to the date of disposition of its underlying Stock.

(p)

Transfer and Exercise of Options.  To the extent required by Code Section 422, each Incentive Stock Option shall state that it is not transferable or assignable by Optionee otherwise than by will or the laws of descent and distribution, and that during an Optionee's lifetime, such Incentive Stock Option shall be exercisable only by the Optionee.

(q)

Other Provisions.  Each Option Agreement may contain such other provisions, including without limitation, restrictions upon the exercise or transferability of the Option, as the Board may deem advisable.  Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such Incentive Stock Option shall be an "incentive stock option" as defined in Code Section 422, or to conform to any change in the law.

(r)

Withholding Taxes.  When the Company becomes required to collect federal and state income and employment taxes in connection with the exercise of an Option ("withholding taxes"), the Optionee shall promptly pay to the Company the amount of such taxes in cash, unless the Board permits or requires payment in another form.  Subject to such conditions as it may require, the Board, in its sole discretion, may allow an Optionee to reimburse the Company for payment of withholding taxes with shares of Stock.  If an Optionee is a Reporting Person at the time of exercise and is given an election to pay any withholding taxes with Stock, the Board shall have sole discretion to approve or disapprove such election.

7.

Term of Plan.

The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall not extend beyond a date ten (10) years from the date of adoption hereof by the Board.  No Incentive Stock Options or Non-statutory Stock Options may be granted under the Plan while the Plan is suspended or after it is terminated.  Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

8.

Amendment of Plan.

Appendix A – Amended 2008 Stock Option Plan

With respect to any shares at the time not subject to Options, the Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, except that, without approval of the stockholders, no such revision or amendment shall change the number of shares for which Options may be granted under the Plan, except as provided in Section 6(l), change the designation of the class of persons eligible to receive Options under the Plan, materially increase the benefits accruing to Optionees under the Plan, or decrease the price at which Incentive Stock Options may be granted.  Furthermore, without the approval of the stockholders, the Plan may not be amended in any manner that will cause Incentive Stock Options issued under it to fail to meet the requirements of "incentive stock options" as defined in Code Section 422.  The Board may amend the Plan from time to time to the extent necessary to comply with any applicable law, rule or other regulatory requirement.

9.

Application of Funds.

The proceeds received by the Company from the sale of Stock pursuant to the exercise of an Option will be used for general corporate purposes.

10.

No Obligation to Exercise Option.

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

11.

Indemnification.

In addition to such other rights of indemnification as they may have as Directors, Employees or agents of the Company, the Directors, or any individuals who are delegated authority by the Board to administer the Plan, shall be indemnified by the Company against: (i) their reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder; and (ii) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action. suit or proceeding, except in actions to matters as to which it shall be adjudged in such action, suit or proceeding that such Director or individual is liable for negligence or misconduct in the performance of his duties; this indemnification is expressly conditioned upon the indemnified party, within ninety (90) days after institution of any such action, suit or proceeding, offering the Company in writing the opportunity, at its own expense, to handle and defend the same.

12.

Approval of Stockholders.

The portions of the Plan dealing with Incentive Stock Options shall take effect immediately, but cannot be amended or modified unless approved by the stockholders of the Company's preferred (if any) and Common Stock, which approval must occur within a period commencing twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board.  Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including the right of the Company to grant Non-Statutory Options for proper corporate purposes.

Appendix A – Amended 2008 Stock Option Plan

Appendix  B - Proposed Amended Articles of Incorporation

AMENDED ARTICLES OF INCORPORATION

Formerly MULTISYS LANGUAGE SOLUTIONS, INC., now BAKKEN RESOURCES, INC.

The undersigned, being a citizen of the United States of America and over the age of twenty-one (21) years, for the purpose of forming a corporation under the Nevada Revised Statutes, states the following:

ARTICLE I

Name

The name of this corporation is BAKKEN RESOURCES, INC.

ARTICLE II

Registered Agent/Office

The registered agent is Janelle Edington, whose business address is 8045 Dolce Volpe, Las Vegas, NV 89178.

ARTICLE III

Purposes

The purpose for which this Corporation is organized is to engage in any activity and all lawful activities for which Corporations may be organized under the Corporation Law of the State of Nevada, as amended.

ARTICLE IV

Authorized Stock

The Corporation is authorized to issue two class of stock, designated "Common Stock" and “Preferred Stock.”  The total number of shares of stock authorized shall be One Hundred Ten Million shares consisting of One Hundred Million (100,000,000), par value $0.001 per share of Common Stock and Ten Million (10,000,000), par value $0.001 per share of Preferred Stock.  Any and all shares of stock may be issued, reissued, transferred or granted by the Board of Directors, as the case may be, to persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors shall have the authority pursuant to the Nevada Revised Statutes, to set, by resolution, the particular designation, preferences and relative, participating, optional or other special rights and qualification, limitations or restriction of any class of stock or any series of stock within any class of stock issued by this Corporation.

ARTICLE V

Duration

The Corporation’s period of duration shall be perpetual.

ARTICLE V

Board of Directors

The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation, provided that the number of the directors shall

Appendix B – Proposed Amended Articles of Incorporation

not be reduced to less than two (2), except that, in cases where all the shares of the Corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than two (2) but not less than the number of stockholders.

The names and post office addresses of the First Board of Directors, which shall be one (1) in number is as follows:

NAME

ADDRESS

Janelle L. Edington

8045 Dolce Volpe

Las Vegas, NV. 89178

The Board of Directors shall be limited to not less than two (2) nor more than nine (9), subject to the provisions set forth above.

Directors of the Corporation need not be residents of the State of Nevada and need not own shares of the Corporation's stock.

ARTICLE VI

Authority of Board of Directors

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

Subject to the Bylaws, if any, adopted by the stockholders, to make alter or amend the Bylaws of the Corporation and the Articles of Incorporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and to cause to be executed mortgages and liens upon the real and personal property of this Corporation.

ARTICLE VIII

Shareholders’ Meetings

Meetings of the stockholders may be held at such place within or without the State of Nevada, if the By-laws so provide.  The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX

Incorporator

The name and post office address of the incorporator signing these Articles of Incorporation is set forth below:

NAME

ADDRESS

Janelle L. Edington

8045 Dolce Volpe

Las Vegas, NV. 89178

ARTICLE X

Indemnification

The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all personals who it shall have power to indemnify under this section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.  Pursuant to the Revised Nevada Statutes, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to

Appendix B – Proposed Amended Articles of Incorporation

repay the amount if it is ultimately determined by the court of the competent jurisdiction that he/she is not entitled to be indemnified by the Corporation.

ARTICLE XI

Director Indemnification for Breach of Fiduciary Duty

To the fullest extent permitted by the Revised Nevada Statutes, as the same exists or may hereafter be amended, a director or officer of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer of the Corporation.

ARTICLE XII

Non-Assessable Stock

The capital stock of this Corporation shall not be assessable to pay the debts of the Corporation.

ARTICLE XIII

Non Cumulative Voting

At each election of directors, every shareholder entitled to vote as such election has the right to vote, in person or by proxy, the number of shares of stock held by him for as many personas as there are directors to be elected.  No cumulative voting for directors shall be permitted.

ARTICLE XIV

No Preemptive Rights with Common Stock

All shareholders are denied preemptive rights regarding additional shares of Common Stock of this Corporation.

ARTICLE XV

Related Party Transactions

No contracts or other transactions between the Corporation and any other corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporations; and

Any director individually, or any firm of which any director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contracts or transactions of the Corporation, provided that the fact that he/she or such firm is so interested shall be fully disclosed or shall have been known to the Board of Directors of the Corporation or a majority thereof

ARTICLE XVI

Right to Amend Articles

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter prescribed in the By-laws of the corporation, and all rights and powers conferred herein prescribed in the By-laws of the corporation, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

DATED this _______ day of _____________, 2010

_____________________

President

Appendix B – Proposed Amended Articles of Incorporation

Appendix  C

OPTION TO PURCHASE ASSETS AGREEMENT

THIS OPTION is granted and effective as of June 21, 2010 (the "DATE OF GRANT"), by HOLMS ENERGY, LLC, a Nevada Limited Liability Company (the “OPTIONOR"), MULTISYS ACQUISITION, INC., a Nevada Subsidiary Corporation (the “OPTIONEE”) and MULTISYS LANGUAGE SOLUTIONS, INC., a Nevada Parent Corporation (“PARENT”).  This OPTION TO PURCHASE ASSETS AGREEMENT (the "AGREEMENT") is executed, effective as of the DATE OF GRANT, by and between the OPTIONOR and the OPTIONEE.

RECITALS

A.

The OPTIONOR is desirous to grant an option to purchase the HOLMS ENERGY ASSETS (defined below) to the OPTIONEE (the “OPTION”) for good and valuable consideration and the OPTIONEE is willing to accept this OPTION pursuant to the terms and conditions defined below.

NOW, THEREFORE, the parties covenant and agree as follows:

1.

Assets Subject to Option and Option Price

The OPTIONOR hereby grants to the OPTIONEE the OPTION to purchase those specific assets owned by the OPTIONOR (the “HOLMS ASSETS”), as more specifically defined on Schedule A annexed hereto, which is also Exhibit A of the form of Asset Purchase Agreement  annexed hereto as Exhibit B (the “ASSET PURCHASE AGREEMENT”).  The OPTION may be exercised by the OPTIONEE in consideration for the payment of (i) One Hundred Thousand $100,000) Dollars, (ii) the issuance of Forty Million (40,000,000) Shares of the $.001 par value restricted Common Stock of MULTISYS LANGUAGE SOLUTIONS, INC. (the “SHARES”), with the fair market value of $.001 per share and (iii) the agreement, to be set forth in full in the ASSET PURCHASE AGREEMENT.

The OPTION shall be exercisable by the OPTIONEE from the date of execution of this AGREEMENT until August 31, 2010.  If, however, the OPTIONEE successfully raises and closes on at least $1,500,000 in equity capital prior to the end of such period, the OPTIONEE shall be obligated to exercise the OPTION no later than five (5) business days following such closing if the OPTIONOR has delivered to the OPTIONEE a certificate to the effect that there has been no material adverse effect or change with respect to the OPTIONOR, its business or the HOLMS ASSETS since June 10, 2010.  The OPTION shall be subject to all of the terms and conditions contained herein.

2.

Terms of the Option

The OPTION shall be subject to the following terms and conditions:

2.1

The total purchase price will consist of Forty Million (40,000,000) Shares of the $.001 par value restricted common stock of MULTISYS LANGUAGE SOLUTIONS, INC. and One Hundred Thousand ($100,000) Dollars cash.  It being understood that the OPTIONEE is a wholly owned subsidiary of MULTISYS LANGUAGE SOLUTIONS, INC.

a.

Upon exercise of the OPTION by the OPTIONEE, OPTIONEE shall deliver, within five (5) business days a total of Forty Million (40,000,000) shares of par value $.001 restricted common stock of PARENT and a cashier’s check or certified funds wired to the bank account of HOLMS ENERGY, LLC in the amount of One Hundred Thousand ($100,000) dollars.

2.3

The OPTION may, subject to any limitations set forth in this Agreement, be exercised at any time until August 31, 2010, subject to the terms, conditions and events specified in Section 2.1 (a) above.

Appendix C – Option to Purchase Holms Assets Agreement

2.4

The OPTION must be exercised, if at all, on an all or none basis.

2.5

Any shares of Common Stock of issued by the OPTIONEE to the OPTIONOR pursuant to the exercise of the OPTION, shall not be subject to repurchase by the OPTIONEE.

3.

Limitations on Exercisability of the Option

The exercise of the OPTION hereby granted, shall be subject to all of the terms and conditions of this AGREEMENT, including, without limitation, the provisions relating to termination of the OPTION.

4.

Exercise of the Option

The OPTION shall be exercised by: (a) delivering to the OPTIONOR a written notice of exercise in the form of letter attached hereto as Exhibit "D", and an executed copy of the ASSEST PURCHASE AGREEMENT , (b) tendering within five (5) business days thereafter the full payment of the cash portion of Option Price for the HOLMS ASSETS for which exercise is made (and any payment with respect to withholding requested by the OPTIONEE pursuant to Section 10 below, (c) if required by the OPTIONOR at OPTIONEE'S expense, the OPTIONEE will provide a legal opinion letter, satisfactory in form and substance to the OPTIONOR, to the effect that the exercise of the OPTION by the OPTIONEE, the acquisition of the HOLMS ASSETS from the OPTIONOR and the issuance of the SHARES to the OPTIONOR,  may be effected without registration of such stock under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

Within Five (5) business days after the OPTION is exercised, a certificate for Forty Million (40,000,000) shares of par value $.001 restricted Common Stock  issued by the PARENT represents the full payment for the purchase of the HOLMS ASSETS by the OPTIONEE, shall be delivered by the OPTIONEE.

5.

Transferability of the Option

The OPTION shall NOT be transferable or exercisable by any person other than the OPTIONEE, without prior written approval of the OPTIONOR.

6.

Warranties and Representations

By executing this Agreement, the OPTIONEE accepts the OPTION and represents and warrants to the OPTIONOR and covenants and agrees with the OPTIONOR as follows:

6.1

The OPTIONEE agrees to abide by all of the terms and conditions of this AGREEMENT.

6.2

The OPTIONOR recognizes, agrees and acknowledges that no registration statement under the 1933 Act, or under any state securities laws, has been or will be filed with respect to any of the SHARES issued by the PARENT and to be acquired by the OPTIONOR as part of this transaction and the exercise of the OPTION.  The SHARES will be issued pursuant to available exemptions.  THE SHARES will be deemed to be restricted and non-saleable.

6.3

Except for the initial distribution of the Forty Million (40,000,000) shares to the Members of the HOLMS ENERGY LLC., the OPTIONOR or it assigns agree not to sell, transfer or otherwise dispose of the any of the SHARES

Appendix C – Option to Purchase Holms Assets Agreement

acquired upon exercise of the OPTION, except as specifically permitted by exemptions available, the filing of a registration statement and any applicable state and federal securities laws.

7.

Indemnification

Each of the parties, the OPTIONOR, the OPTIONEE and the PARENT agrees to indemnify the other party, and hold the other party harmless from and against any loss, claim or liability, including attorney's fees or other legal expenses incurred in the defense thereof, incurred by the such other party, as a result of any breach by a party of, or any inaccuracy in, any representation, warranty, covenant or other provision contained in this AGREEMENT.

8.

Access to Information

The OPTIONEE agrees to make available to the OPTIONOR upon written request, such public information regarding MULTISYS LANGUAGE SOLUTIONS, INC. that has in the past or is from time to time hereafter made generally available to its shareholders and on file with the Securities Exchange Commission.

9.

Rights as Shareholder

The OPTIONOR shall have no rights as a shareholder of MULTISYS LANGUAGE SOLUTIONS, INC on account of this AGREEMENT nor on account of the OPTIONEE’s currently holding the OPTION to acquire the SHARES.

10.

Tax Withholding

If, in connection with the exercise of the OPTION or any sale, transfer or other disposition of any of the SHARES acquired from the OPTIONOR in connection with the exercise of the OPTION, the OPTIONOR may be required by applicable federal, state or local law to withhold any amount on account of income or similar taxes, the OPTIONOR agrees to pay and assume full legal liability for all taxes due as a result of the exercise of this OPTION TO PURCHASE ASSETS AGREEMENT.

11.

Further Assurances

The OPTIONEE and PARENT along with the OPTIONOR agrees from time to time to execute such additional documents as the parties to this AGREEMENT may reasonably require in order to effectuate the purposes of the this Agreement.

12.

Binding Effect

This Agreement shall be binding upon the OPTIONEE and its heirs, successors and assigns.

13.

Entire Agreement; Modifications

Appendix C – Option to Purchase Holms Assets Agreement

This AGREEMENT constitutes the entire agreement and understanding between the OPTIONOR, the OPTIONEE, and the PARENT, regarding the subject matter hereof.  No waivers, alterations or modifications of the OPTION or this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought.  The failure of any party to enforce any of its rights against the other party for breach of any of the terms of the OPTION or this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

14.

Governing Law

The laws of the State of North Dakota shall govern the OPTION and this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"OPTIONOR"

"OPTIONEE"

By:___________________

By:________________________

HOLMS ENERGY, LLC

MULTISYS ACQUISITION,INC.

Name: Val M. Holms, Managing Partner

Name: Janelle Edington, President

“PARENT”

By:______________________

MULTISYS LANGUAGE SOLUTIONS, INC

Name:  Janelle Edington, President

Appendix C – Option to Purchase Holms Assets Agreement

SCHEDULE A TO

OPTION TO PURCHASE ASSETS AGREEMENT

HOLMS ASSETS

At closing following will be acquired by the OPTIONEE:

I.

All right, title and interest in 14 mineral leases made by and between Val and Mari Holms, as individuals and Oasis Petroleum, Inc. down to and including the Bakken Formation only as defined on the Spread Sheet designated Exhibit A.

II.

All right, title and interest in The Mineral Rights for the land described in Exhibit “A” down to and including the Bakken Formation.

III.

All right, title and interest in the Option to Purchase Mineral Rights Agreement down to and including the Bakken Formation only dated June 18, 2010 by and between HOLMS ENERGY LLC and Rocky and Evenette Greenfield attached at Exhibit C.

Appendix C – Option to Purchase Holms Assets Agreement

EXHIBIT A

DESCRIPITON OF PROPERTY AND LEASES

Legal	Lease	Gross	Net	Original	Current	Percentage	Bakken Res	Holmes	TOTAL	Drilling
Description	Period	Acres	Acres	Leasee	Leasee		Percentage	Percentage		Commitment
151N, R100W, Sec 5: Lots 3, 4, S1/2NW4, SW4 NE4, W2SE4	12/10/09-12/10/12	280.8	23.5	Armstrong	Armstrong	17%	2.833%	5.666%	8.499%	YES
152N, R100W Sec 29: NE, N2NW	11/24/08-11/24/11	800	83.92	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R101W, Sec 24: SW	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R101W, Sec 25: NWNE, S2NE, N2NW, SENW, NESW, N2SE, SESE "				Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 22: W2, SE	7/14/08-7/14/11	480	104.38	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 7: Lot 1, Lot 2, E2NW4, NE4	3/1/05-3/1/12	307.08	100.91	Sundance	Oasis Petroleum	17.5%	2.833%	5.666%	8.499%
152N, R100W, Sec 17: W2SW	9/9/03-9/9/11	2227.22	491.81	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 19: Lots 1, 2, E2NW, NE	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec:7: Lots 3(33.63), 4(33.59), E2SW, SE Plus all accretions and riparian rights				Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 20 All	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 21 All	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R101W, Sec 24: SW4	BEERS WELL P & A	160.68	4.06	Empire Oil	Oasis Petroleum	17%	0.05%	0.10%	0.15%	No
152N, R101W, Sec 26: SW4	4/8/08-4/8/11	153.68	4.62	Diamond Res.	Bringham	17%	2.833%	5.666%	8.499%	YES
152N, R101W, Sec 35: E2NE4, SW4NE4, SE4NW4	Lyle Well P & A	640	9.62	Oasis	Bringham	12.50%	0.05%	0.10%	0.15%	No
152N, R100W, Sec 8: NW4NW4, S2NW4, SW4, S2SE4	7/29/08-7/29/13	1003.1	329.59	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 9: Lots 1,2,3,4 SW4NW4, SW4, S2SE4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 10: Lots 2,3,4 S2SW4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 15: NE4NW4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R101W, Sec 1: SE4SE4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N R100W, Sec 18: Lot 1 NENW, N2NE	5/21/09-5/21/12	393.63	102.67	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	Yes
152N, R101W, Sec 13: NW, N2NE	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 23: W2SW	7/14/08-7/14/11	80	19.63	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 31: Lot 1, 2, 3, 4, E2W2, E2	7/14/08-7/14/11	858.08	167.11	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 32: W2W2, NENW, NESW	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R100W, Sec 5: SWSW	7/14/08-7/14/13	193.38	63.54	Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%	YES
152N, R100W, Sec 6: Lot 14 S2SE4, SE4SW4	"			Empire Oil	Oasis Petroleum	17%	2.833%	5.666%	8.499%
152N, R101W, Sec 12 E2NE, E2SE	Lindvig HBP	160	53.33	Empire Oil	Oasis Petroleum	15.00%	0.650%	1.30%	1.950%	No
151N, R100W, Sec 5: SWSW	Bratcher Forthun HBP	400.08	23.35	Murphy Oil	Texon L.P.	12.50%	1.015%	2.03%	3.045%
152N, R100W, Sec 30 (all of it)	Schmitz HBP	163.38	13.63	Bill Barrett	Oasis Petroleum	17%	0.500%	1.00%	1.500%
151N, R100W, Sec 6, Lots 2, 3, SENW, SWNE	NOT LEASED	80	53.33
			1649

Appendix C – Option to Purchase Holms Assets Agreement

EXHIBIT  B

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT dated as of ____________, 2010 (this “Agreement”) by and among Multisys Acquisition, Inc, a wholly owned Subsidiary of Multisys Language Solutions, Inc., both Nevada corporations (collectively the “Buyer”) and Holms Energy LLC,  a Nevada LLC(the “Seller”; each a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, the Seller and the Buyer executed an Option to Purchase Assets Agreement dated June 21, 2010, pursuant to which the Buyer was granted an option (the “Option”) to acquire certain assets of Seller known as the “Holms Assets”.  Simultaneously with the execution of this Agreement, the Buyer gave written notice of its intent to exercise the Option in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the Buyer and the Seller hereto agree as follows:

ARTICLE I.

PURCHASE AND SALE OF ASSETS

Section 1.1

Purchase and Sale of the Holms Assets.  Upon the terms and subject to the conditions of this Agreement, at the Closing the Seller shall sell, transfer, convey, assign and deliver free from all liens, charges and encumbrances to the Buyer, and the Buyer shall purchase, acquire and accept from the Seller, on the Closing Date (as defined herein), all right, title and interest in and to the Holms Assets owned by the Seller as described in Exhibit A and to the contracts and agreements listed in Exhibit C (the “Assumed Contracts”).

Section 1.2

Assumption of Liabilities; Excluded Liabilities.

(a)

Except for the Assumed Contracts listed in Exhibit C, the Buyer shall not assume or be bound by any obligations or liabilities of the Seller or any Affiliate of the Seller of any kind or nature, known, unknown, accrued, absolute, contingent or otherwise, whether now existing or hereafter arising.

Section 1.3

Purchase Price.

(a)

The aggregate purchase price (the “Purchase Price”) for the Holms Assets shall be (i) One Hundred Thousand ($100,000) dollars plus (ii) 40,000,000  unregistered shares of Common Stock of Multisys Language Solutions, Inc., at an agreed-upon fair market value of $0.001 per share.

(b)

Additionally, the Buyer shall pay to the Seller a royalty for a period of ten (10) years following the purchase of the Holms Assets of 5% over-riding royalty on all revenue received by Buyer from production of oil and gas on the Holms Property.

(c)

On the Closing Date, the Seller shall deliver all the necessary documentation to confirm that all right, title and interest to the Holms Assets have been legally conveyed to the Buyer and deeds to the mineral rights filed in the appropriate county in the state of North Dakota.    The Multisys Language Solutions, Inc. within Five (5) business days will deliver a physical stock certificate to the Seller in the amount of Forty Million (40,000,000) shares.  It being understood that these shares will be subsequently broken down and transferred to the members of the Holms Energy LLC.  If required, the Buyer and each beneficial owner will agree to execute a standard investment letter and deliver to the Buyer’s independent stock transfer agent.  Each Party (beneficial owner or member of the Holms LLC) shall in a timely manner sign and agree to return documentation, receipts or audit confirmations required in connection with this transaction.

Section 1.4

Closing; Closing Date.   The closing of the purchase and sale provided for in this Agreement (herein called the “Closing”) shall be held at the offices of the Seller or such location at to me mutually agreed upon by the Buyer and Seller  on or before the fifth business date after the date hereof or such other location, date and time as to which the parties may agree (such date and time being referred to herein as the “Closing Date”).

Holms Asset Purchase Agreement

Section 1.5

Items to be Delivered at the Closing by Seller.  At the Closing, the Seller shall deliver or cause to be delivered to Multisys Acquisition, Inc.:

(a)

An executed Bill of Sale in form reasonably satisfactory to the Buyer .

(b)

If required by the Buyer, lien searches and such other instruments showing that there were no financing statements, judgments, taxes or other liens outstanding against the Holms Assets sold pursuant to this Agreement.

(c)

All consents required with respect to the assignment of the Assumed Contracts.

(d)

Requisite consent or approval of Val and Mari Holms the Managing Partners of the Seller, related to the conveyance of the Holms Assets.

Section 1.6

Items to be Delivered at the Closing by Buyer.  At the Closing, the Buyer shall deliver to the Seller:

(a)

Cash payment of $100,000.

(b)

Within Five (5) business days, a physical stock certificate in the amount of Forty Million (40,000,000) shares of $.001 par value restricted common stock.

Section 1.7

Post-Closing Access.

(a)

After the Closing, the Buyer agrees upon request to provide to the Seller and its accountants and attorneys, for any reasonable legal or business purpose, including defending third party claims and preparing such tax returns of the Seller as may be reasonably required after the Closing, copies of relevant portions of the books and records of the Seller delivered to the Buyer under this Agreement.

Section 1.8

Further Assurances.

(a)

Each Party shall, from time to time on being reasonably required to do so by the other Party, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the other Party as the other Party may reasonably consider necessary for giving full effect to this Agreement and securing to the other Party the full benefit of the rights, powers and remedies conferred upon the other Party in this Agreement.

(b)

The Seller shall promptly transfer or deliver to the Buyer any of the Holms Assets delivered to, or retained or received by, Seller after the Closing Date.

Section 1.9

Allocation of Purchase Price.  The Purchase Price shall be allocated among the Assets being sold and transferred hereunder in the manner required by Treasury Regulation §1.1060-1T as determined by the Buyer (the “Allocation”).  The Parties agree that: except as otherwise required by law (i) the Allocation shall be binding on the parties for all federal, state, local and foreign tax purposes, and (ii) the parties, if required, shall file respective federal income tax returns consistent IRS Forms 8594 - Asset Acquisition Statements under Section 1060, including any required IRS forms, Schedules or amendments thereto, which shall reflect the allocation set forth in the Allocation pursuant to this Section.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Buyer as follows:

Section 2.1

Organization and Qualifications of Seller.  The Seller is a corporation duly formed, validly existing and in good standing under the laws of the state of Nevada with all requisite power and authority to own, sell and transfer the Holms Assets and to carry on its business as currently conducted.

Section 2.2

Authority; Binding Obligation.  The Seller has the requisite authority and power to enter into, execute and deliver this Agreement and each agreement, document and instrument to be executed and delivered by the Seller, pursuant to this Agreement (collectively the “Seller Documents”) and to perform their respective obligations hereunder.  The execution, delivery and performance by the Seller of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action of the Seller.  This Agreement has been duly executed and delivered by the Seller and constitutes a valid and binding

Holms Asset Purchase Agreement

obligation of the Seller, enforceable in accordance with its terms hereof and each of the Seller Documents constitutes, or when executed and delivered will constitute, valid and binding obligations of the Seller, enforceable in accordance with their terms.

Section 2.3

No Conflict; Required Consents.  The execution, delivery and performance by the Seller of this Agreement and the Seller Documents, the fulfillment of and compliance with the terms and provisions hereof and the consummation by the Seller of the transactions contemplated hereby, do not and will not: (i) as to the Seller only, conflict with, or result in any violation pursuant to any provision of, the Articles of Organization, the Existing Operating Agreements and all amendments thereto (collectively, the “Governing Documents”) of Seller; (ii) conflict with, result in any material breach of, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) or result in the termination or acceleration under any agreement to which Seller is a party or by which Seller, or any of the Holms Assets, may be bound; (iii) result in or require the creation or imposition of, or result in the acceleration of, any indebtedness or any lien of any nature upon, or with respect to any of the Holms Assets transferred to the Buyer; (iv) require any consent, approval, authorization or permit of, or filing with or notification to, any Person not party to this Agreement.

Section 2.4

Personal Property.

(a)

The Seller has good title to, or a valid legal interests in or valid rights under contract to sell and transfer, all of the mineral rights and existing leases to the Buyer.  None of mineral assets or mineral leases are subject to any mortgage, pledge, lien, conditional sale agreement, security agreement, encumbrance, fixed charge or floating charge, or other charge except as specifically disclosed.

The Holms Assets will be sufficient to allow the Buyer to utilize in any manner deemed appropriate subsequent to the Closing.  The Seller is the legal and beneficial owner of the Holms Assets, free and clear of any lien, encumbrance, pledge, mortgage, security interest, lease charge, conditional sale’s contract, option, restriction, reversionary interest right of first refusal, voting trust arrangement, preemptive right, claim under bailment or storage contract, easement or any other adverse claim or right whatsoever, and the Seller has full right, power and authority to sell, transfer, assign, convey and deliver all of the Holms Assets to be sold by it hereunder and delivery thereof will convey to the Buyer good, absolute and marketable title to said Holms Assets, free and clear of any s.  Upon delivery of the Holms Assets to the Buyer pursuant to the provisions of this Agreement, the Buyer will acquire good, valid and marketable title to the Holms Assets, free and clear of any and all liens.

Section 2.5

Taxes.

(a)

The Seller confirms that it shall pay any taxes of any kind due relating to itself or the sale of the Holms Assets that have or may become due for all periods which end prior to or which include the Closing Date.

Section 2.6

Material Contracts.  The Seller has provided to the Buyer a true, correct and complete list of all material contracts (the “Material Contracts”) to which the Seller is a party or bound which affect, directly or indirectly, any of the Holms Assets.  All the Material Contracts are assignable and the Seller is not a party to or subject to any written agreement, arrangement or understanding, which, either individually or in the aggregate, are material to the sale of the Holms Assets by the Seller to the Buyer.  All such Material Contracts are valid, subsisting, in full force and effect and binding upon the Seller and the other Parties thereto and enforceable in accordance with their terms, subject to the qualifications that enforcement of the rights and remedies created thereby are subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally or subject to the effects of general equitable principles (whether considered in a proceeding in equity or at law).  The Seller confirms that it has satisfied in full or provided for all its liabilities and obligations thereunder requiring performance prior to the date hereof, is not in default under any of them, nor does any condition exist that with notice or lapse of time would constitute such a default

Section 2.7

Compliance With Laws.   The Seller has all permits, registrations, licenses, certifications, orders and other approvals which are material to the Holms Assets and is in compliance in all material respects with all applicable Federal, state, local or foreign statutes, ordinances, orders, judgments, decrees and rules and regulations promulgated by any governmental authority which is required for it to operate the Holms Assets as presently conducted and all such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is pending or, to the  knowledge of the officers and directors of the Seller, threatened and Seller has not received notice of a violation or alleged violation of any such statute, ordinance, order, rule or regulation relating to the Holms Assets.

Section 2.8

Certain Business Practices.   No officer, director or stockholder of the Seller, and no employee, consultant, agent or other representative of the Seller or any other person acting on behalf of the Seller has, directly or indirectly, ever given or agreed to give any illegal, unethical or improper gift or similar benefit to any customer, supplier, distributor, governmental employee or other Person who is or may be in a position to help or hinder the Seller or assist the Seller in connection with any actual or proposed transaction relating to the Holms Assets.

Holms Asset Purchase Agreement

Section 2.9

Copies of Documents.   The Seller has made available for inspection and copying by the Buyer and its counsel complete and correct copies of all documents that are material to the Holms Assets.

Section 2.10

Broker Fees.   No broker or finder is entitled to any brokerage fees, commission or finders’ fee in connection with the transactions contemplated by this Agreement or any other agreement contemplated hereby.

Section 2.11

Holms Assets.   Upon the Closing, the Seller shall have conveyed, transferred and assigned to the Buyer all assets, contracts and information with respect to the Holms Assets required to be delivered pursuant to this Agreement, which will allow the Buyer to operate the Holms Assets after the Closing Date in the manner reasonably conducted and utilized by the Seller prior to the Closing Date.

Section 2.12

Disclosure.   None of the representations or warranties of the Seller contained in this Agreement and in the certificates, exhibits and schedules delivered by the Seller pursuant to this Agreement contain any untrue statement of a material fact, or omit to state a material fact necessary in order to prevent such representations and warranties from being misleading in light of the circumstances under which they were made.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE BUYER; COVENANTS

The Buyer hereby makes the following representations and warranties to the Seller.

Section 3.1

Organization; Authority; Binding Obligation.    The Buyer is duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Buyer has the requisite authority and power, pursuant to a resolution passed by the majority of its board of directors to enter into, execute and deliver this Agreement and each agreement, document and instrument to be executed and delivered by the Buyer pursuant to this Agreement (collectively the “Buyer Documents”) and to perform its obligations hereunder.  The execution, delivery and performance by the Buyer of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action of the Buyer.  This Agreement has been duly executed and delivered by the Buyer and each of the Buyer Documents constitutes, or when executed and delivered will constitute, valid and binding obligations of the Buyer, as the case may be, enforceable in accordance with their terms.

Section 3.2

No Conflict; Required Consents.   The execution, delivery and performance by the Buyer of this Agreement and the Buyer Documents, the fulfillment of and compliance with the terms and provisions hereof and thereof and the consummation by  the Buyer of the transactions contemplated hereby and thereby, do not and will not: (i) conflict with, or violate or result in any violation pursuant to any provision of, the Governing Documents of the Buyer, as the case may be; (ii) conflict with, result in any material breach of, or constitute a material default (or an event that with notice or lapse of time or both would become a default) or result in the termination or acceleration under any material agreement to which the Buyer is a party or by which the Buyer may be bound; or (iii) except as set forth herein, require any consent, approval, authorization or permit of, or filing with or notification to, any Person not party to this Agreement.

Section 3.3

Broker Fees.   No broker or finder is entitled to any brokerage fees, commission or finders’ fee in connection with the transactions contemplated by this Agreement or any other agreement contemplated hereby.

Section 3.4

Disclosure.   None of the representations or warranties of the Buyer contained in this Agreement and in the certificates, exhibits and schedules delivered by the Buyer pursuant to this Agreement contain any untrue statement of a material fact, or omit to state a material fact necessary in order to prevent such representations and warranties from being misleading in light of the circumstances under which they were made.

Section 3.5

Notice of Default.   Promptly upon the occurrence of, or promptly upon the Parties becoming aware of the impending or threatened occurrence of, any event which would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to such Party prior to the date hereof, of any of the representations, warranties or covenants of such Party contained in or referred to in this Agreement or in any Schedule referred to in this Agreement, or of its inability to satisfy any conditions of Closing, such Party shall give detailed written notice thereof to the other Party and shall use its best efforts to prevent or promptly remedy the same.

Section 3.6

Consummation of Agreement.   The Parties hereto shall use their best efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out.  Until the Closing or the termination of this Agreement, except as mutually agreed in writing by the Parties, neither the Seller nor any of their employees, representatives or agents shall, directly or indirectly, solicit, encourage, initiate or induce the making of any inquiries or proposals for the acquisition of any of the Holms Assets, any capital stock

Holms Asset Purchase Agreement

of the Seller or furnish information to, or engage in negotiations relating to the foregoing or otherwise cooperate in any way with, or accept any proposal relating to the foregoing from, any Person or group other than the Buyer and their respective officers, employees, representatives or agents, and the Seller shall restrict any such employee, representative or agent from doing any of the foregoing.

Section 3.7

Notice to Third Parties.  After the Closing, at the request of the Buyer, the Seller and the Buyer shall send a jointly executed letter to those persons and entities as the Buyer may request notifying such persons or entities of the consummation of the transactions contemplated by this Agreement.

Section 3.8

Confidentiality.   The Seller agrees that, after the Closing has been consummated, that each Party and its respective officers, directors, agents, representatives and employees and affiliates (collectively, its “Representatives”) will hold in strict confidence, and will not distribute or make available, any confidential or proprietary data or information that is used in connection with or related to the Holms Assets:

(a)

information which, as of the date hereof, is published or otherwise generally available to the public;

(b)

information which after the date hereof becomes available to the public other than through an act or omission of the Seller or its Representatives which is in violation of the provisions hereof;

(c)

information rightfully acquired from a third party which did not obtain such information under a pledge of confidentiality;

(d)

information which is developed by the disclosing Party independently of the relationship established by this Agreement; or

(e)

information which is compelled to be disclosed by legal process, in which case the Seller shall notify the Buyer as soon as practicable after it becomes aware of such requirement, and shall cooperate with the Buyer in obtaining a protective order.

Section 3.9

Maintenance of Insurance.  Until the Closing Date, the Seller will maintain in full force and effect all applicable insurance policies, and will comply with all laws affecting the operation of the Holms Assets consistent with prior practices and will give the Buyer notice of any unusual event or circumstance affecting the Holms Assets which the Seller becomes aware of; provided, however, that the Buyer shall be responsible for procuring its own insurance policies on and after the Closing.

Section 3.10

Supplements to Schedules.  Prior to the Closing, the Parties will supplement or amend the Schedules hereto with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedules.  No supplement or amendment of the Schedules made pursuant to Section 4.9 shall be deemed to cure any breach of any representation or warranty made in this Agreement unless the other Parties specifically agree thereto in writing.

Section 3.11

Compliance.   Each Party shall use its best efforts to take or cause to be taken, all action and do or cause to be done all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including, without limitation, to obtain all consents, approvals and authorization of third parties, and to make all filings with and give all notices to third parties which may be necessary or required to be obtained by it in order to effectuate the transactions contemplated hereby and to otherwise comply and fulfill such Party’s obligations hereunder and thereunder.

Section 3.12

Severability of Covenants.  The Seller and the Buyer agree that the foregoing covenants are reasonable and valid in geographical and temporal scope and in all other respects and that the Seller has received full and adequate consideration therefore.  If any court determines that any of such covenants or any part thereof is invalid or unenforceable, the remainder of such covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.  If any court determines that any of the foregoing covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, and should such court reduce the duration or scope of such provision, as the case may be, such provision in its reduced form shall then be enforceable.

ARTICLE IV.

CONDITIONS OF CLOSING

Section 4.1

Conditions to the Obligations of the Buyer.   The obligation of the Buyer to consummate this Agreement and the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of all of the following conditions precedent and the delivery of the following documents:

Holms Asset Purchase Agreement

(a)

Representations and Warranties.  Each of the representations and warranties of the Seller contained in Article II shall be true and correct in all material respects as though made on and as of the Closing.

(b)

Covenants.  The covenants and agreements contained in this Agreement to be complied with by the Seller at or before the Closing shall have been complied with in all material respects.

(c)

Delivery of Required Consents.  The Seller shall deliver to the Buyer the consents required pursuant to Section 1.5(d).

(d)

Certificate From Officers.  The Seller shall deliver to the Buyer a certificate signed by the Seller and addressed to the Buyer dated as of the Closing to the effect that the statements set forth in paragraph (a), (b) and (c) above in this Section 4.1 are true and correct.

(e)

Deliveries of the Seller. All deliveries required to have been made by the Seller under Section 1.5 at the Closing shall have been delivered.

Section 4.2

Conditions to Obligations of Seller.   The Seller’s obligation to consummate this Agreement and the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of all of the following conditions precedent and the delivery of the following documents:

(a)

Representations and Warranties.  Each of the representations and warranties the Buyer contained in Article III shall be true and correct in all material respects as though made on and as of the Closing.

(b)

Covenants.  The covenants and agreements contained in this Agreement to be complied with by the Buyer at or before the Closing shall have been complied with in all material respects.

(c)

Certificate From Officers.  The Buyer shall deliver to the Seller a certificate signed by the Buyer and addressed to the Seller dated as of the Closing to the effect that the statements set forth in paragraph (a) and (b) above in this Section are true and correct.

(d)

Deliveries of the Buyer.  All deliveries required to have been made by the Buyer under Section 1.6 at the Closing shall have been delivered.

Section 4.3

Conditions to Obligations of All Parties to Close.   The respective obligations of each Party hereunder are subject to the satisfaction, at or before the Closing, of all of the conditions set out below.

Absence of Litigation.  There shall not have been issued and be in effect any preliminary or permanent injunction or other order of any court or tribunal of competent jurisdiction which (i) prohibits or makes illegal the purchase by the Buyer of the Holms Assets, (ii) would require the divestiture by the Buyer of all or a material portion of the Holms Assets as a result of the transactions contemplated hereby, or (iii) would impose limitations on the ability of the Buyer to effectively exercise full rights of ownership of the Holms Assets, or of a material portion of the Holms Assets as a result of the transactions contemplated by this Agreement, or (iv) under any Applicable Law, enjoins or otherwise materially impairs the consummation of the transactions contemplated by this Agreement.  “Applicable Law” shall mean, with respect to any Person, any domestic or foreign, federal, state or local statute law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any authority applicable to such Person or any of its affiliates or any of their respective properties, assets, officers, directors general partners, managers, employees, consultants or agents (in connection with such officer’s director’s general partner’s, manager’s employees, consultant’s or agent’s activities on behalf of such Person or by one of its affiliates).

(a)

No Injunction.  On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby which the Buyer deems unacceptable in its sole discretion.

ARTICLE V.

RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING

Section 5.2

Survival of Warranties.   With the exception of those covenants which are to be performed after the Closing which shall survive until a claim thereon is barred by the applicable statute of limitation, each representation, warranty, covenant and agreement contained herein or in any Seller Document or Buyer Document shall survive the execution and delivery of this Agreement and the Closing and shall thereafter terminate and expire on the third (3rd) anniversary of the Closing Date (or such longer period as set forth in the succeeding sentences).  The obligation of the Seller to indemnify the Buyer with respect to any liability of the Seller not expressly assumed hereunder by the Buyer, shall survive until the third (3rd) anniversary of the Closing Date.  There shall be no limit on

Holms Asset Purchase Agreement

the survival of the indemnification obligations of the Seller for breaches of the representations or warranties made as to the transfer of legal and valid title to the Holms Assets.  The indemnification obligations of the Seller for breaches of the representation and warranties made with respect to Taxes or Tax matters shall survive until ninety days following the expiration of the applicable statute of limitations.  If written notice of a claim has been given prior to the expiration of the applicable representation, warranty, covenant or agreement, than such claim shall survive the expiration of the relevant representation, warranty, covenant or agreement until the final resolution of such claim.

Section 5.2

Delivery of Property Received by the Seller or the Buyer After Closing.  From and after the Closing, the Buyer shall have the right and authority to collect, for the account of the Buyer, all Holms Assets which shall be transferred or are intended to be transferred to the Buyer as part of the Holms Assets as provided in this Agreement.  The Seller agrees that it will transfer or deliver to the Buyer promptly after the receipt thereof, any other property which the Seller received after the Closing Date in respect of any assets transferred or intended to be transferred to the Buyer as part of the Holms Assets under this Agreement.

ARTICLE VI.

TERMINATION

Section 6.1

Right to Terminate.   Notwithstanding anything to the contrary set forth in this Agreement, this Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

(a)

by mutual written consent of the Parties hereto;

(b)

by either the Buyer or the Seller if the Closing shall not have occurred within 30 days of the date of this Agreement; provided, however, that the right to terminate this Agreement shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing Date to occur on or before such date;

(c)

by the Seller if the Buyer (i) breaches its representations and warranties, (ii) fails to comply with any of its covenants or agreements contained herein, or (iii) if any of the conditions to closing set forth are not satisfied or capable of being satisfied on or before the Closing Date; or

(d)

by the Buyer if the Seller (i) breaches its representations and warranties, (ii) fails to comply with any of its covenants or agreements contained herein, or (iii) if any of the conditions to closing set forth are not satisfied or capable of being satisfied on or before the Closing Date.

Section 6.2

Obligations to Cease.   Subject to the next sentence, if this Agreement is terminated pursuant to Section 6.1 hereof, all rights and obligations of the Parties under this Agreement shall thereafter terminate and there shall be no liability of any party hereto to any other Party except for the obligations set forth in Sections 8.1 and 8.8 hereof.  Termination of this Agreement pursuant to Section 6.1 shall not, however, limit or impair any remedies that the terminating Party may have with respect to a breach or default by the other Party prior to the date of termination of its representations, warranties, covenants or agreements or obligations under this Agreement.

Section 6.3

Termination Upon Default.   Either party may terminate this Agreement by giving notice to the other on or prior to the Closing Date, without prejudice to any rights or obligations it may have, if (a) after written notice of termination specifying the subsection of Section 6.1 in the case of a breach which  is by nature incapable of being cured, or written notice of the termination specifying the subsection of Section 6.1 and the passage of ten (10) Business Days, or such shorter period as may end upon the scheduled Closing Date in the case of grounds for termination which by its nature is capable of being cured, the other party has failed in the due and timely performance of any of its covenants or agreement.

ARTICLE VII.

INDEMNIFICATION

Section 7.1

Indemnification of the Seller.

(a)

The Buyer shall, from and after the Closing, defend and promptly indemnify and hold harmless Seller, each of its affiliates, and each of their respective stockholders, members, partners, directors, officers, managers, employees, agents, attorneys and representatives (collectively the “Seller Indemnified Parties”), from, against any and all Losses, suffered or incurred by any such party and which may arise out of or result from (i) any breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement or in any other Buyer Documents, (ii) any breach or failure of observance or performance of any covenant, agreement or commitment made by the Buyer hereunder or under any document or instrument relating hereto or executed pursuant hereto, and (iii)

Holms Asset Purchase Agreement

the enforcement by any Seller Indemnified Party of any of its rights under any other covenants contained in this Agreement or any other Buyer Document.

Section 7.2

Indemnification of the Buyer.

(a)

The Seller shall, from and after the Closing, defend, indemnify, and hold harmless the Buyer, and its officers, directors, stockholders and affiliates (collectively “Buyer Indemnified Parties”) from, against, for and in respect of and pay any and all Losses suffered, sustained, incurred or required to be paid by the Buyer by reason of (i) any and all obligations and liabilities of Seller, other than obligations arising and required to be performed under the Assumed Contracts after the Closing; (ii) any breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement or any other Seller Document, (iii) the enforcement by any Buyer Indemnified Party of any of its rights under any other indemnification covenant contained in this Agreement or any other Seller Document, (iv) any claims, suits, actions, complaints, allegations or demands which have been or may be brought against Seller or any of its affiliates and any of their respective officers, directors, employees or agents with respect to infringement of or by the Intellectual Property; (v) any failure to comply with the laws relating to bulk transfers or fraudulent conveyances applicable to the transaction contemplated by this Agreement; (vi) any failure to obtain any consents to assign the Assigned Contracts hereto.

Section 7.3

Notice to Indemnifying Party.   Any party (the “Indemnified Party”) seeking indemnification pursuant to this Agreement shall promptly give the party from whom such indemnification is sought (the “Indemnifying Party”) written notice of the matter with respect to which indemnification is being sought, which notice shall specify in reasonable detail, if known, the amount or an estimate of the amount of the liability arising therefrom and the basis of the claim or indemnification obligation.  Such notice shall be a condition precedent to any liability of the Indemnifying Party for indemnification hereunder, but the failure of the Indemnified Party to give such prompt notice shall not adversely affect the Indemnified Party’s right to indemnification hereunder except, and only to the extent that, in the case of a claim made by a third party, the defense of that claim is materially prejudice by such failure.

Section 7.4

Third Party Claims.

Defense by Indemnifying Party.  In connection with any indemnification claim arising out of a claim or legal proceeding (a “Third Party Claim”) by a Person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such Third Party Claim if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to such Third Party Claim (subject to any limitations on such liability contained in this Agreement and provides reasonable assurances that it has the resources (both financial and personnel) to maintain the assumption of such defense (the “Reasonable Assurances”).  If the Indemnifying Party assumes the defense of any such Third Party Claim, it may use counsel of its choice to prosecute such defense, subject to the approval of such counsel by the Indemnified Party, which approval shall not be unreasonably withheld or delayed.  The Indemnified Party shall be entitled to participate in (but not control) the defense of any such Third Party Claim, with its counsel and at its own expense.  If the Indemnifying Party assumes the defense of any such Third Party Claim, the Indemnifying Party shall take all steps necessary to pursue the resolution thereof in a prompt and diligent manner, and the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or its control relating thereto as are reasonably required by the Indemnifying Party, without cost to the Indemnifying Party.  The Indemnifying Party shall be entitled to consent to a settlement of, or the stipulation of any judgment arising from, any such Third Party Claim, with the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however that no such consent shall be required from the Indemnified Party if (i) the Indemnifying Party pays or causes to be paid all Losses (defined below) arising out of such settlement or judgment concurrently with the effectiveness thereof (as well as all other Losses theretofore incurred by the Indemnified Party which then remain unpaid or unreimbursed), (ii) in the case of a settlement, the settlement is conditioned upon a complete release by the claimant of the Indemnified Party, and (iii) such settlement or judgment does not require the encumbrance of any asset of the Indemnified Party or impose any restriction upon its conduct of business or otherwise adversely effect its business.  “Losses” shall be defined as all damages, awards, judgments, assessments, fines, penalties, charges, costs, expenses and other payments however suffered or characterized, all interest thereon, all costs and expenses of investigating any claim, lawsuit of arbitration and any appeal therefrom, all reasonable attorneys’, accountants’, investment bankers’, and expert witness’ fees incurred in connection therewith, whether or not such claim, lawsuit or arbitration is ultimately defeated and, subject to ARTICLE VII, all amounts paid incident to any compromise or settlement of any such claim, lawsuit or arbitration; provided, however, that “Losses” shall not include any punitive or consequential damages.

(a)

Defense by Indemnified Party.  If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party with respect to such Third Party Claim but declines to assume and control the defense thereof or fails to give notice of its intention to do so to the Indemnified Party within fifteen (15) days after its receipt of notice of such Third Party Claim from the Indemnified Party or fails to provide the Reasonable Assurances, the Indemnified Party shall have the right to assume and control the defense of such Third Party Claim; the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under its control relating thereto as are reasonably required by the Indemnified Party; and the

Holms Asset Purchase Agreement

Indemnifying Party shall be permitted to join in the defense of (but not control) such Third Party Claim and employ counsel at its expense.  No such Third Party Claim may be settled by the Indemnified Party without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld.

(b)

Dispute as to Indemnification Responsibility.  If the Indemnifying Party does not acknowledge in writing its obligation to indemnify the Indemnified Party with respect to such Third Party Claim, the Indemnified Party may assume and control the defense thereof and the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnified Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under its control relating thereto as are reasonably required by the Indemnified Party.  The Indemnifying Party shall be permitted to join in the defense of (but not control) such Third Party Claim and employ counsel at is expense.  No such Third Party Claim may be settled by either party without the prior written consent of the other party, which shall not be unreasonably withheld.  In the event that it is ultimately determined that the Indemnified Party is not entitled to indemnity hereunder with respect to such Third Party Claim, the Indemnifying Party shall have no liability to the Indemnified Party with respect to any Losses relating thereto.  In the event that it is ultimately determined that the Indemnified Party is entitled to indemnity hereunder with respect to such Third Party Claim, the Indemnifying Party shall be liable to the Indemnified Party for all Losses sustained by the Indemnified Party relating thereto; provided, however, that in the event that a settlement offer solely for money damages is made by the Third Party Claimant, and the Indemnifying Party notifies the Indemnified Party in writing of the Indemnifying Party’s willingness to accept the settlement offer and pay the amount called for by such offer together with all of the legal fees incurred by Indemnified Party to the extent it has assumed the defense of such Third Party Claim, in the event that it is ultimately determined that the Indemnified Party is entitled to indemnity hereunder with respect to such Third Party Claim, and the Indemnified Party declines to accept such offer, the liability, if any, of the Indemnifying Party hereunder shall be limited to the lessor of (i) the amount of the settlement offer the Indemnified Party declined to accept or (ii) the aggregate Losses of the Indemnified Party with respect to such claim.

(c)

Mixed Responsibility.  If a Third Party Claim presents an issue of mixed responsibility among the parties, or a circumstances as to which each of them may be required hereunder to indemnify the other in part, each of the parties shall be entitled to assume and control the defense of such portion of such Third Party Claim for which it will bear responsibility at its expense and through counsel of its choice.  Each Party shall cooperate with the other in such defense and make available to the other party, at the other party’s expense, all witnesses, pertinent records, materials and information in such party’s possession or under such party’s control relating thereto as are reasonably required by the other party.  No such Third Party Claim may be settled by either party without the prior written consent of the other party, which shall not be unreasonably withheld.

(d)

Unauthorized Settlement.  If the Indemnified Party settles a Third Party Claim without the consent of the Indemnifying Party in contravention of any of the provisions contained herein, the Indemnified Party shall not be entitled to indemnity hereunder with respect to such Third Party Claim.

Section 7.5

Limitations Upon Indemnification.

(a)

Indemnification Threshold.

(i)

The Seller.  Notwithstanding anything to the contrary in this Article VII, the Seller shall not be liable under this Article VII for any Losses resulting from any breach of a representation, warranty, covenant or agreement contained in this Agreement or in any other Seller Document unless such claim involves Losses in excess of Ten Thousand Dollars ($10,000) or the aggregate amount of all such indemnifiable Losses incurred or suffered exceeds Ten Thousand Dollars ($10,000), in which case the Seller shall thereafter be liable for all indemnifiable Losses on a dollar-for-dollar basis without regard to such Threshold.

(ii)

The Buyer.  Notwithstanding anything to the contrary in this Article VII, the Buyer shall not be liable under this Article VII for any Losses resulting from any breach of a representation, warranty, covenant or agreement contained in this Agreement or in any other Buyer Document unless such claim involves Losses in excess of Ten Thousand Dollars ($10,000) or the aggregate amount of all such indemnifable Losses incurred or suffered exceeds Ten Thousand Dollars ($10,000), and then in which case the Buyer shall thereafter be liable for all indemnifiable Losses on a dollar-for-dollar basis without regard to such Threshold.

(b)

Invoices.  Any request for indemnification of specific costs shall include invoices and supporting documents containing reasonably detailed information about the costs and/or damages for which indemnification is being sought.

(c)

Computation of Losses.  For purposes of calculating any Losses suffered by an Indemnified Party pursuant to this Agreement, or under any other specific indemnification covenant contained in this Agreement, each Loss shall bear interest at a fluctuating rate of interest equal to the prime rate (as published in the Wall Street Journal) from the date incurred to the date the indemnification payments with respect thereto is made.

Holms Asset Purchase Agreement

Section 7.6

Exclusive Remedy.   From and after the Closing, the indemnities set forth in Sections 7.1 and 7.2 shall be the exclusive remedies of Buyer and Seller and their officers, directors, employees, agents and affiliates for any breach by the other of any representation, warranty, covenant or agreement contained in this Agreement; no such Person shall be entitled to any further indemnification rights or claims of any nature whatsoever in respect thereof, all of which such Persons hereby waive; and the parties shall not be entitled to a rescission of this Agreement.

ARTICLE VIII

MISCELLANEOUS

Section 8.1

Fees and Expenses.  Except as otherwise provided in this Agreement, each Party will bear its own direct expenses incurred in connection with the negotiation and preparation of this Agreement and the other Seller Documents and Buyer Documents, as the case may be, and the consummation and performance of the transactions contemplated by herein and therein

Section 8.2

Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one day after deposit with an overnight courier, or if mailed, five days after the date of deposit in the United States mails, as follows:

To Buyer:

Multisys Acquisition, Inc and Multisys Language Solutions, Inc.

8045 Dolce Volpe Ave.

Las Vegas, NV 89178

Attention:  President

Facsimile:  (702) 685-7888

With a copy to:

Michael Espey, Esq.

318 18th Avenue E.

Seattle, WA 98112

To Seller:

Holms Energy, LLC

470 Holms Gulch Road

Helena, Montana 59601

Any notice given hereunder may be given on behalf of any Party by his counsel or other authorized representatives.  The address of any Party may be changed on notice to the other Party duly served in accordance with the foregoing provisions.

Section 8.3

Governing Law.   This Agreement is made pursuant to and shall be governed and construed in accordance with the laws of the State of North Dakota, without regard to the principles of conflict of laws thereof (the “Governing Law”).  Each Party hereto (A) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of North Dakota or any federal court sitting in the State of North Dakota for purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by any Party, (B) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (C) hereby agrees not to assert in any such action, suit, or proceeding any right to a jury trial.  Each Party hereby consents to service of process by certified mail at the address set forth in this Agreement and agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other Party hereto.  Final judgment against any Party, in any action, suit or proceeding shall be conclusive, and may be enforced in other jurisdictions (A) by suit, action or proceeding on the conclusive evidence of the fact and of the amount of any indebtedness or liability of the Party therein described or (B) in any other manner provided by or pursuant to the laws of such other jurisdiction.

Section 8.4

Entire Agreement.   This Agreement, including the Schedules and Exhibits hereto and the Seller Documents and Buyer Documents herewith are intended to embody the complete, final and exclusive agreement among the Parties with respect to the purchase of the Assets and the related transactions and are intended to supersede all previous negotiations, commitments and writings agreements and representations, written or oral, with respect thereto and may not be contracted by evidence of any such prior or contemporaneous agreement, understanding or representations, whether written of oral.

Section 8.5

Assignability; Binding Effect.   This Agreement may not be assigned by a Party without the prior written consent of the other Parties hereto, which shall not be unreasonably withheld.  Notwithstanding the foregoing, the Buyer may, in its

Holms Asset Purchase Agreement

discretion, transfer and assign its interests herein, or a portion thereof, to their respective affiliates.  This Agreement and the rights, covenants, conditions and obligations of the respective parties hereto and any instrument or agreement executed pursuant hereto shall be binding upon and enforceable by, and shall inure to the benefit of, the Parties hereto and their respective heirs, successors and permitted assigns and legal representatives.

Section 8.6

Execution in Counterparts.   For the convenience of the Parties and to facilitate execution, this Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart evidencing execution by each party hereto.   Delivery of a telecopied or facsimile version of one or more signatures on this Agreement shall be deemed adequate delivery for purposes of this Agreement.

Section 8.7

Amendments.   This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each Party hereto, or in the case of a waiver, the Party waiving compliance; provided, however that no such waiver shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure.  Whenever this Agreement requires or permits a waiver or consent by or on behalf of any Party hereto, such waiver or consent shall be given in writing.

Section 8.8

Publicity.  Prior to the Closing Date and except if and insofar as required by law (including any applicable stock exchange regulation), no press releases, announcements or public disclosure of this Agreement or the transactions contemplated by this Agreement, other than in connection with the efforts of the owners of the Buyer and key stockholders of the Seller, and their respective agents, to raise funds pursuant to a private placement transaction of the Buyer’s equity securities, shall be made by a Party to this Agreement without the prior knowledge and written consent of the Buyer and the Seller; provided that subsequent to the Closing Date the Buyer shall not be limited by this provision.

Section 8.9

Agreement to Continue in Full Force.  Subject to Article VI, this Agreement shall, insofar as it remains to be performed, continue in full force and effect notwithstanding Closing.

Section 8.10

Severability.   In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties hereto shall be enforceable to the fullest extent permitted by law.

Section 8.11

Section Headings.   The Section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

Section 8.12

Gender and Tenure.   Where the context or construction requires, all words applied in the plural shall be deemed to have been used in the singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tense shall include the past and future tense and vice versa.

Section 8.13

Third-Party Rights.   Nothing in this Agreement, whether express or implied, is intended to confer rights or remedies under or by reason of this Agreement on any Persons other than the parties to it, each Indemnified Party and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third Persons to any party to this Agreement, nor shall any provisions give any third Persons any right of subrogations over or action against any party to this Agreement.

Section 8.14

Construction.   The language in all parts of this Agreement shall in all cases be construed simply, accurately to its fair meaning, and not strictly for our against any of the parties hereto, without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Agreement or any part thereof, and any rule of law, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their respective names by their respective officers duly authorized, as of the date first written above.

Holms Asset Purchase Agreement

MULTISYS ACQUISITION, INC

MULTISYS LANGUAGE SOLUTIONS, INC.

By:     ______________________

By:      _______________________________

Name:  Janelle Edington

Name:  Janelle Edington

Title:  President

Title:  President

HOLMS ENERGY LLC

By:

_____________________

By:      _______________________________

Name:  Val Holms

Name:  Mari Holms

Title:  Managing Partner

Title:  Managing Partner

Holms Asset Purchase Agreement

EXHIBIT  A

HOLMS ASSETS

At closing the following assets of the Seller, defined as the “Holms Assets” will be acquired by the Buyer:

I.

All right, title and interest in 14 mineral leases made by and between Val and Mari Holms, as individuals and Oasis Petroleum, Inc. and other third party Lessees down to and including the Bakken Formation.

II.

All right, title and interest in mineral rights for the land described in Exhibit B down to and including the Bakken Formation.

III.

All right, title and interest in the Option to Purchase Mineral Rights Agreement dated June 18, 2010 by and between HOLMS ENERGY LLC and Rocky and Evanette Greenfield.

Holms Asset Purchase Agreement

EXHIBIT B

LAND DESCRIPTION

(Included as Exhibit A in the Option Agreement of Appendix C in this Schedule 14A)

Holms Asset Purchase Agreement

EXHIBIT C

ASSUMED CONTRACTS

All contracts, agreements, options to purchase mineral rights, arrangements, licenses, work for hire agreements, employee confidentiality agreements, instruments and documents of the Seller relating to the Holms Assets or acquired by the Seller entered into or issued prior to the Closing Date and which are listed in Exhibit A.

Holms Asset Purchase Agreement

EXHIBIT C

OPTION TO PURCHASE GREENFIELDS ASSETS

OPTION TO PURCHASE MINERAL RIGHTS AGREEMENT

THIS OPTION TO PURCHASE MINERAL RIGHTS is granted and effective as of June 18, 2010 (the "DATE OF GRANT"), by Rocky and Evenette G. Greenfield, as individuals, whose address is 14605 West Taylor Road, Cheney, Washington  (the “OPTIONORS"), and this OPTION TO PURCHASE MINERAL RIGHTS AGREEMENT (the "AGREEMENT") is executed, effective as of the DATE OF GRANT, by and between the OPTIONORS and Holms Energy LLC, a Limited Liability Company organized pursuant to the laws of the state of Nevada, whose address is 470 Holms Gulch Road, Helena, Montana 59601 (the "OPTIONEE")

RECITALS

A.

OPTIONORS are desirous to grant this OPTION for Seven Thousand Five Hundred ($7,500) Dollars and other good and valuable consideration, to apply to the purchase price.  The OPTIONORS have designated the OPTIONEE to receive this Option pursuant to certain terms and conditions outline below.

B.

The OPTIONORS, along with other owners of certain mineral right have collectively entered into certain oil and gas mineral leases which as of this date are held by Oasis Petroleum, Inc. of Houston, TX.  The properties and the specific terms of the lease agreements for each parcel of land are outlined in Exhibit A.

NOW, THEREFORE, THE PARTIES HERETO COVENANT AND AGREE AS FOLLOWS:

1.

Mineral Rights Subject to Option and Sale

The OPTIONORS hereby grant to the OPTIONEE the option to acquire from the OPTIONORS an undivided Fifty (50%) Percent of the mineral rights described in Exhibit “A” attached hereto (“Mineral Rights”), from the date of execution of this ARGREEMENT (the “OPTION”) until August 31, 2010.  The OPTION shall be subject to all of the terms and conditions contained herein.

2.

Terms of the Option

The OPTION shall be subject to the following terms and conditions:

2.1

The OPTION to purchase an undivided Fifty Percent (50%) Percent of the Mineral Rights from the surface down to and including the Bakken Formation pertaining to the property location described on Exhibit “A” attached to this Option Agreement.

a.

During the term of this AGREEMENT, to exercise the OPTION, the OPTIONEE agrees to deliver by August 31, 2010,, a total of Four Hundred Thousand ($400,000) dollars in the form of a cashier’s check, as a down payment to apply to the purchase of the Mineral Rights.  This AGREEMENT must be exercised by the OPTIONEE, by the delivery of a cashier’s check or certified funds wired to the bank account of the Escrow Agent, pursuant to a written Notice of Intent to Exercise the Option, attached hereto as Exhibit "B".  All funds paid to the OPTIONORS by the OPTIONEE will be credited toward the exercise of the Option and the purchase price.

b.

In the event the OPTION is exercised by the OPTIONEE, the OPTIONEE is entitled to purchase the Mineral Rights on an all or none basis for; (i) $400,000 as a cash down payment; (ii) quarterly installment payments consisting of a principle payment in the amount of Thirty Thousand ($30,000) Dollars for Eight (8) consecutive years or thirty two (32) quarters beginning ninety (90) days after the exercise of the Option Agreement and interest combined with the principle on a quarterly installment payments will be calculated on the unpaid principle balance at a rate equal to five (5%) percent per annum or pursuant to the accelerated payment provision; and (iii) a balloon payment in the

Option to Purchase Greenfield Assets

amount of Two Hundred Eighty Nine Thousand ($289,000) due at the end of the Thirty Two (32) quarterly payments, or whichever occurs first between (ii) and (iii).

c.

OPTIONORS and OPTIONEE agree that in the event commercial wells are successfully drilled by Oasis Petroleum or their assigns on the property covering said mineral rights and the royalty revenue from the undivided 50% of the Mineral Rights acquired pursuant to this Option exceeds the $30,000 quarterly payments, the quarterly payments will be accelerated to Thirty Five (35%) of the revenue attributed to the undivided Fifty Percent (50%) of the mineral rights ownership.  The amount of revenue generated by the Thirty Five (35%) will be paid by the OPTIONEE to the OPTIONORS, which amount will apply to the principal and any interest due OPTIONORS from OPTIONEE.

d.

OPTIONEE shall provide a Notice of Intent to Exercise to the Escrow Agent and to OPTIONORS informing them of its intent to exercise the OPTION within Ten (10) business days (Exhibit “B”).  OPTIONEE or its assign will transfer Four Hundred Thousand ($400,000) Dollars to the trust account or a special account of the Escrow Agent for the benefit of OPTIONORS.  The Mineral Deed will continue to be held by the Escrow Agent until such time as full payment in the amount of One Million Six Hundred Forty Nine Thousand ($1,649,000) Dollars has been made by the OPTIONEE to the OPTIONORS, excluding all interest payments and including the balloon payment after the payment of the thirty two (32) quarterly payments in the amount of $30,000 plus interest.  Within five (5) business days after receipt of funds representing the selling price and all accrued interest due to the SELLER, the Escrow Agent will deliver an executed and notarized Mineral Deed to the BUYER.

e.

OPTIONORS and OPTIONEE agree that the One Million Six Hundred Forty Nine Thousand ($1,649,000) purchase price is predicated on the SELLER conveying One Thousand (824.5) net mineral acres at Two Thousand ($2,000) dollars per mineral acre basis and in the event it is determined pursuant to a comprehensive mineral title search that the net acres owned by the SELLER is greater than or less than Eight Hundred Twenty Four and a half (824.5) net mineral acres, the purchase price shall be adjust accordingly.

f.

In the event that OPTIONEE receives any revenue derived from the grant of an extension, oil lease, bonus or entering into a top lease arrangement, fifty (50%) percent of the revenue received by OPTIONEE will be paid to the OPTIONORS and applied to the purchase price.

2.2

The OPTION shall vest as of the Date of Grant and thereby becomes exercisable subject to the events specified in Section 2.1 (a)(b)(c)(d)(e)(f) above.

2.3

The OPTION may, subject to any limitations set forth in this Agreement, be exercised at any time and from time to time, subject to the terms, conditions and events specified in Section 2.1 (a)(b)(c)(d)(e)(f) above.

2.4

The Mineral Rights purchased by the OPTIONEE purchased pursuant exercise of this OPTION, shall not be subject to obligatory repurchase by the OPTIONORS.

2.5

The term of this OPTION shall terminate on July 1, 2010, subject to certain conditions.

2.6

This OPTION to purchase an undivided fifty (50%) percent of the Mineral Rights may be assigned by the OPTIONEE to an unrelated third party at the option of the OPTIONEE, so long as the party receiving the assignment of this OPTION complies with and meets all the terms and conditions of this AGREEMENT.

3.

Exercise of the Option

The OPTION shall be exercised by delivering to the OPTIONORS a written notice in the form of the document attached hereto as Exhibit B, and by tendering full payment of the Option Price for the undivided Fifty (50%) percent of the mineral rights described in Exhibit A for which exercise is made.

Concurrent the execution of this OPTION AGREEMENT, OPTIONORS and OPTIONEE agree to execute the Escrow Agreement attached as Exhibit C and tender said Escrow Agreement to the designated Escrow Agent or Escrow Company. The OPTIONORS also agree to deliver to the Escrow Agent or Escrow Company all the necessary

Option to Purchase Greenfield Assets

documents to legally transfer all right, title and interest to the undivided fifty (50%) percent of the Mineral Rights defined in Exhibit A.

4.

Transferability of the Option

The OPTION shall be transferable or exercisable by any person or entity by the OPTIONEE, without prior written approval of the OPTIONORS.

5.

Right of First Refusal

The OPTIONORS agree to grant a right of first refusal to the OPTIONEE, to purchase any additional mineral right to be sold by the OPTIONORS.  In the event the OPTIONORS determine that they are desirous to selling additional mineral rights, they will provide the OPTIONEE a thirty (30) day prior written notice outlining the terms and conditions relating to the proposed sale of mineral rights owned by the OPTIONORS.  In the event the OPTIONEE matches the terms and conditions of any bonafide proposed sale, the OPTIONEE shall have the right to purchase said mineral rights pursuant to the same terms and conditions.

6.

Indemnification by the Optionee

The OPTIONEE agrees to indemnify the OPTIONORS, hold OPTIONORS harmless from and against any loss, claim or liability, including attorney's fees or other legal expenses incurred in the defense thereof, incurred by the OPTIONORS, as a result of any breach by the OPTIONEE of, or any inaccuracy in, any representation, warranty, covenant or other provision contained in this OPTION.

7.

Agreement to Further Legal Review

Both the OPTIONORS and the OPTIONEE confirm that this Option to Purchase Mineral Rights Agreement and the Asset Purchase Agreement (Exhibit D) have not been reviewed by a legal representative of the OPTIONORS, in accordance with and pursuant to the laws of the state of North Dakota.  However, time is of the essence for both the OPTIONORS and the OPTIONEE and both parties agree that even though this AGREEMENT will be duly execute by both the OPTIONORS and the OPTIONEE, the OPTIONORS and the OPTIONEE confirm that it is in the best interest of both parties to have this AGREEMENT and the Asset Purchase Agreement reviewed pursuant to the laws of North Dakota and be subject to amendment, if required, by an attorney licensed by the state of North Dakota.  The attorney to be utilized for the legal review will be determined solely by the OPTIONORS.  In the event there are; 1) amendments required to clarify the intent and purpose of either of the Agreements; 2) terms and conditions need to be added or removed as required to conform to North Dakota regulations or laws; or 3) additional language necessary to have the Option to Purchase and the Asset Purchase Agreement to be in compliance with the laws of the state of North Dakota, both the OPTIONORS and The OPTIONEE agree to accept the required and recommend changes to be consistent with the laws of the state of North Dakota and if a a material difference does exist, the OPTIONORS and the OPTIONEE agree to negotiate in good faith regarding any proposed modifications, except the financial terms and condition shall be fixed as written.

8.

Access to Information

The OPTIONORS agree to make available to the OPTIONEE upon written request, such additional information regarding the Mineral Rights as deemed necessary by the OPTIONEE.

Option to Purchase Greenfield Assets

9.

Further Assurances

The OPTIONEE agrees from time to time to execute such additional documents as the OPTIONORS may reasonably require in order to effectuate the purposes of the this Agreement.

10.

Binding Effect

This Agreement shall be binding upon the OPTIONEE and the OPTIONOS and their heirs, successors and assigns, including any qualified successor in interest of the OPTIONEE or OPTIONORS.

11.

Entire Agreement; Modifications

This OPTION and Agreement constitutes the entire agreement and understanding between the OPTIONORS and the OPTIONEE regarding the subject matter hereof.  No waivers, alterations or modifications of the OPTION or this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought.  The failure of any party to enforce any of its rights against the other party for breach of any of the terms of the OPTION or this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

12.

Governing Law

The laws of the State of North Dakota shall govern this OPTION Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"OPTIONEE"

"OPTIONORS"

By:__________________________

By:________________________

Val Holms for Holms Energy, LLC

Evenette Greenfield

By: ________________________

Rocky Greenfield

Option to Purchase Greenfield Assets

EXHIBIT A

Legal Description of the Mineral Rights Owned by Optionors

MINERAL DEED

KNOW ALL MEN BY THESE PRESENTS, that TOLL RESERVE CONSORTIUM, LLC 8883 West Flamingo Road, Suite 102, Las Vegas, NV. 89147, herein called "GRANTOR," whether one or more, for and in consideration of the sum of Ten and no/100 Dollars ($10.00), cash in hand paid and other good and valuable considerations, the receipt of which is hereby acknowledged, do hereby grant, bargain, sell, convey, transfer, assign, and deliver of the below described mineral rights unto the HOLMS ENERGY LLC, of 470 Holms Gulch Road, Helena, Montana 59601, a Nevada Limited Liability Company, hereinafter called "GRANTEE," all of Grantor's right, title, and interest in the oil, gas, and other minerals existing between the surface and down to and including the Bakken Formation which may be produced from the following described tracts of land, located in McKenzie County, State of North Dakota; towit:

TOWNSHIP 151 NORTH, RANGE 100 WEST

Section 6:

 Lots 2,3; SW1/4 NE1/4, SE1/4, NWI/4, NW1/4 SE1/4, SE1/4, SE1/4

TOWNSHIP 152 NORTH, RANGE 100 WEST

Section 5:

SW1/4 SW1/4

Section 6:

S1/2 SE1/4, SE1/4 SW1/4, Lot 14

Section 7:

Lots 1,2,3,4; E1I2SW1I4, E1I2, E1I2NW1I4

Section 8:

SE 1/4 SE 114, SW1I4, W1/2NWlf4,SE 114NW1I4, SW1I4SE1I4

Section 9:

Lots 1,2,3,4; SW 1I4NW1I4, NE 1/4SW1I4, SW1I4SE 114,

Sl12SW1I4, NW1/4SWl/4, SE1/4 SE1/4

Section 10:

Lots 2, 3,4; S 1/2 SW1/4

Section 15:

NE 1/4 NW1/4

Section 17:

NE 1/4, E1/2 NW1/4, NW1/4 NW1/4, N1/2SW1/4 NW1/4, SE

1/4, E1/2- SW1/4, S1/2 SW1/4, NW1/4, W1/2 SW1/4

Section 18:

N1/2 NE1/4, NE1/4 NW1/4, Lot 1

Section 20:

All

Section 21:

All

Section 22:

W /2 W1/2, SE1/4 SW1/4, NE1/4 SE1/4, 81/2, SE1/4, NE1/4

SW1/4 NW1/4 SE1/4, E1/2NWl/4

Section 23:

W1/2SWl/4

Section 29:

NE1/4, N1/2NW1/4

Section 30:

Lots 3,4; El/2SWl/4, W1/2SE 1/4

Section 31:

Lots 1,2,3,4; E1/2W1/2, E1/2

Section 32:

SE 1/4NW1/4, W1/2W1/2, NE 1/4SW 1/4

TOWNSHIP 152 NORTH, RANGE 101 WEST

Section 1:

SE 1/4SE 1/4

Section 12:

SE1/4NE1/4, E1/2SE1/4, NE1/4NE1/4

Section 13:

N1/2NE1/4, NW1/4

Section 24:

SW1/4

Option to Purchase Greenfield Assets

Section 25:

NW 1/4NE 1/4, S1/2NE 1/4, N1/2NW 1/4, SE1/4NW1/4, NE 1/4SW

1/4, N1/2SE1/4, SE1/4SE1/4

Section 26:

SE 1/4

Section 35:

NE 1/4NE 1/4, S1/2NE 1/4, SE 1/4NW1/4

together with the right to ingress and egress at all times for the purpose of mining, drilling, exploring, operating, and developing said lands for oil, gas, and other minerals and storing, handling, transporting, and marketing the same therefrom with the right to remove from said land all of Grantee's property and improvements.

This sale is made subject to any rights now existing to any lessee or assigns under any valid and subsisting mineral1ease of record heretofore executed; it being understood and agreed that said Grantee shall have, receive, and enjoy the herein granted undivided interest in and to all bonuses, rents, royalties, and other benefits which may accrue under the terms of said lease insofar as it covers the above-described land from and after the date hereof, precisely as if the Grantee herein had been at the date of the making of said lease the owner of a similar undivided interest in and to the lands described and Grantee one of the lessor therein.

Grantors agree to execute such further assurance as may be requisite for the full and completed enjoyment of the rights herein granted and likewise agrees that Grantee herein shall have the right at any time to redeem for said Grantors by payment any mortgage, taxes, or other liens on the above-described land, upon default in payment by Grantor, and be subrogated to the rights of the holder thereof.

TO HAVE AND TO HOLD, the above-described property and easement with all and singular the rights, privileges, and appurtenances thereto or in any wise belonging to said Grantee herein, their heirs, successors, personal representatives, successors, and assigns forever and does hereby agree to defend all and singular the said property unto the said Grantee herein, their heirs, successors, personal representatives, and assigns against every person whomsoever claiming or to claim the same or any part thereof.

Option to Purchase Greenfield Assets

EXHIBIT B

NOTICE OF INTENT TO EXERCISE PURCHASE OF MINERAL RIGHTS

To:

________________________

________________________

________________________

Please be advised that the undersigned hereby exercises the OPTION to purchase the Mineral Rights, granted to the undersigned pursuant to the terms of a Option to Purchase Mineral Rights Agreement (the "Agreement") dated _______ ____, 2010.

I/We hereby elect to purchase said mineral rights pursuant to the terms and conditions of the OPTION Agreement.  Prior deposits to be credited, certified check or wire transfer in the amount of Four Hundred Thousand ($400,000) dollars, the aggregate OPTION price for the Mineral Rights defined in Exhibit A, exercise is hereby made, accompanies this notice.

Date: ______________  ______, 20____.

OPTIONEE: _____________________

Option to Purchase Greenfield Assets

EXHIBIT C

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (“Agreement”) is made and entered into as of this _____ day of June, 2010, pertaining to the Option To Purchase Mineral Rights, by and among  Rocky and Evenette G. Greenfield, as individuals, whose address is 14605 West Taylor Road, Cheney, Washington  (the “OPTIONORS" or “SELLERS”), is executed, effective as of this date, by and between the OPTIONORS and Holms Energy LLC, a Limited Liability Company organized pursuant to the laws of the state of Nevada, whose address is 470 Holms Gulch Road, Helena, Montana 59601 (the "OPTIONEE"or “BUYER”) and _____________________, Esq. (“Escrow Agent”).

RECITALS

SELLERS and BUYER are parties to an existing Option to Purchase Mineral Rights Agreement (“Option Agreement”) dated June 18, 2010. In accordance with Section ____ of the Option Agreement, if Buyer desires to exercise the Option Agreement, Buyer agrees to deposit Four Hundred Thousand ($400,000) Dollars into the Escrow or Trust Account controlled by the Escrow Agent.

In accordance with the Option Agreement, the necessary documents, including a Mineral Deed to convey all right, title and interest to an undivided Fifty (50%) Percent interest in the mineral rights from the surface down to and including the Bakken Formation owned by the Sellers, will be deposited with and held by the Escrow Agent, as described in Exhibit A attached hereto.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

ESTABLISHMENT OF ESCROW

Within Ten (10) business days from the execution of this Agreement, a Mineral Deed will deliver to the Escrow Agent as holder.  From and after the Effective Date, the Option to Purchase Mineral Rights shall be available to exercise and the Mineral Rights shall be available to be purchased by Seller, pursuant to the terms and conditions defined in the Option to Purchase Agreement.  In the event the Option to purchase the Mineral Rights is not exercise during the term of this agreement, then the Mineral Rights shall be retained by the SELLERS and the seven thousand five hundred ($7,500) paid by the BUYER to the SELLER as a consideration of granting the Option to Purchase, shall be retained by the SELLER as liquidated damages.

ARTICLE 2

NOTICE OF INTENT TO EXERCISE

In accordance with the Option Agreement and pursuant to certain terms and conditions, BUYER is entitled to purchase the Mineral Rights on an all or none basis for; (i) $400,000 as a cash down payment; (ii) quarterly installment payments consisting of a principle payment in the amount of Thirty Thousand ($30,000) Dollars for Eight (8) consecutive years or thirty two (32) quarters, beginning ninety (90) days after the exercise of the Option Agreement and interest combined with the principle on a quarterly installment payments will be calculated on the unpaid principle balance at a rate equal to five

Greenfield Asset Purchase Escrow Agreement

(5%) percent per annum and a balloon payment in the amount of Two Hundred Eighty Nine Thousand ($289,000) due at the end of the Thirty Two (32) quarterly payments; or (iii) pursuant to the accelerated payment provision as defined in Option Agreement, whichever shall occur first.

BUYER and SELLER agree that in the event commercial wells are drilled on the property covering the said mineral rights and if Thirty Five (35%) of the revenue attributed to the undivided Fifty Percent (50%) of the mineral rights ownership exceeds Thirty Thousand ($30,000) per quarter, the BUYER will pay this amount to the SELLER, which will apply to the principle due SELLER from BUYER.

BUYER shall promptly provide notice to the Escrow Agent and to SELLER informing them of its intent to purchase the Mineral Rights.  Within five (5) business days after the issuance of the Notice of Intent to Exercise (Exhibit “B”), BUYER or its assign will transfer Four Hundred Thousand ($400,000) Dollars to the trust account of the Escrow Agent for the benefit of SELLER.  The Mineral Deed will continue to be held by the Escrow Agent until such time as full payment in the amount of One Million Six Hundred Forty Nine Thousand ($1,649,000) in principal payments have been made by the BUYER to the SELLER, excluding all interest payments.   Within five (5) business days after receipt of the principal amount of $1,649,000 and all interest due the SELLER, the Escrow Agent will deliver an executed and notarize Mineral Deed to the BUYER.

BUYER and SELLER agree that the One Million Six Hundred Forty Nine Thousand ($1,649,000) purchase price is predicated on the SELLER conveying Eight Hundred Twenty Four and One Half (824.5) net mineral acres at Two Thousand ($2,000) dollars on a net mineral per acre basis and in the event it is determined pursuant to a comprehensive mineral title search that the net acres owned by the SELLER is greater than or less than Eight Hundred Twenty Four and a Half  (824.5) net mineral acres, the purchase price shall be adjust accordingly using $2,000 per net mineral acres as the amount to be adjusted on a per acre basis.

ARTICLE 3

DUTIES; TERM; EXPIRATION; LIMITS

3.1

Rights and Obligations of the Parties.  The Escrow Agent shall be entitled to such rights and shall perform such duties of the escrow agent as set forth herein (collectively, the “Duties”).  BUYER and SELLER shall be entitled to their respective rights and shall perform their respective duties and obligations as set forth herein and in the Option Agreement, in accordance with the terms hereof and thereof.  Except as to the Duties of the Escrow Agent, in the event that the terms of this Agreement conflict in any way with the provisions of the Option Agreement shall control.

3.2

Term - General.  The term of escrow shall commence on the same Date as the Execution of the Option to Purchase Mineral Rights Agreement or this Agreement, which ever shall occur last and shall terminate upon the later of Forty Five (45) days, if the Option to Purchase is not exercised or Three (3) days after the date that the SELLER has received all of the funds from the BUYER and the transaction completed.

3.3

Expiration of Term - No Claim Pending.  If, at the expiration of the escrow term provided in Section 3.2 above, either (i) no Notice of Intent to Exercise has been received by Escrow Agent; or (ii) no written agreement signed by SELLER and BUYER to extend the Escrow have been received, the Escrow Agent shall deliver the Mineral Deed to SELLER and the Escrow will be closed.

3.4

Effect of Final Delivery.  Notwithstanding the expiration of the term of the escrow, this Agreement shall continue in full force and effect until the Escrow Agent has delivered Mineral Deed to the BUYER and the proceeds from the exercise of the Option to purchase the Mineral Rights pursuant to the terms hereof or until such time as the Mineral Purchase Agreement has been terminated by the

Greenfield Asset Purchase Escrow Agreement

SELER.  After the Mineral Deed and funds have been so delivered, all rights, duties and obligations of the respective parties hereunder shall terminate.

3.5

Dispute Resolution.  Except for claims relating to actual fraud or requesting an equitable remedy, including, without limitation, injunctive relief or specific performance, if the parties are unable to resolve any disputes hereunder, such dispute shall be submitted to final and binding arbitration before JAMS in Spokane, Washington, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1 et seq.  Either party may commence the arbitration process called for in this Agreement by filing a written demand for arbitration with JAMS, with a copy to the other parties.  The arbitration will be conducted in accordance with the provisions of JAMS’ Streamlined Arbitration Rules and Procedures in effect at the time of filing of the demand for arbitration.  The parties will cooperate with JAMS and with one another in selecting an arbitrator from JAMS’ panel of neutrals, and in scheduling the arbitration proceedings.  The parties covenant that they will participate in the arbitration in good faith, and that they will share equally in its costs.  The provisions of this Section 3.5 may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all Losses to be paid by the party against whom enforcement is ordered.

ARTICLE 4

THE ESCROW AGENT

4.1

Liability.  In performing any of its Duties under this Agreement, or upon the claimed failure to perform its Duties hereunder, the Escrow Agent shall not be liable to anyone for any damages, losses or expenses which they may incur as a result of the Escrow Agent so acting or failing to act; provided, however, that Escrow Agent shall be liable for damages arising out of its willful misconduct or gross negligence under this Agreement.  Accordingly, the Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted to be taken in good faith; or (ii) any action taken or omitted to be taken in reliance upon any document, including any written notice or instructions provided for in this Agreement, not only as to its due execution and to the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the purported proper person or persons and to conform with the provisions of this Agreement.  The limitation of liability provisions of this Section 5.1 shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

4.2

Resignation.  The Escrow Agent may resign at any time from its obligations under this Agreement by providing written notice to the parties hereto.  Such resignation shall be effective not later than sixty (60) days after such written notice has been given.  The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent.  If a successor escrow agent is not selected within sixty (60) days of the resignation of Escrow Agent, the Escrow Agent shall have the right to institute a bill of interpleader or other appropriate judicial proceeding in any court of competent jurisdiction, and shall be entitled to tender into the registry or custody of any court of competent jurisdiction all money or property in its possession under the terms of this Agreement, whereupon the parties hereto agree Escrow Agent shall be discharged from all further duties under this Agreement.  The Escrow Agent may be removed for cause by BUYER or SELLER.

4.3

Expenses of Escrow Agent.  BUYER and SELLER shall each be liable for Fifty Percent (50%) the fees and expenses of the Escrow Agent.  Said Expense shall be approved in advance by the SELLER and the BUYER.

4.4

Indemnification and Hold Harmless.  SELLER and BUYER hereby, jointly and severally, agree to indemnify and hold the Escrow Agent and its directors, employees, officers, agents, successors and assigns harmless from and against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable costs of investigation and counsel fees and disbursements (both at the trial and appellate levels) which may be imposed on the Escrow Agent or incurred by it in

Greenfield Asset Purchase Escrow Agreement

connection with its acceptance of this appointment as the Escrow Agent hereunder or the performance of its duties (except in connection with its willful misconduct or gross negligence), including, without limitation, all losses, damages, liabilities and expenses (including counsel fees and expenses) incurred in connection with any litigation arising from this Agreement, the Merger Agreement or the subject matter thereof.  The indemnification provisions contained in this Section 5.4 shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

ARTICLE V

TERMINATION OF MINERAL RIGHTS PURCHASE AGREEMENT

5.1

Financial Solvency of BUYER.  BUYER agrees that as a part of its material inducement to SELLER to enter this Agreement, it shall provide SELLER with at least one hundred and twenty (120) days’ written notice hereunder of its intent to file a petition in Bankruptcy, whether it be for a Chapter 7, 11, 13 or any other such petition.  SELLER shall have the right to immediately terminate this Mineral Purchase Agreement by giving written notice to BUYER, in the event BUYER does any of the following: a) provides notice hereunder of its intent to file (or does actually file without providing said notice) a petition in bankruptcy, b) attempts to make an assignment hereof for the benefit of creditors, c) discontinues or dissolves its business, or d) if a receiver is appointed for BUYER.

5.2

Financial Breach.  In the event BUYER has breached its obligations of this Agreement, SELLER shall provide BUYER with written registered notice of said breach, and BUYER shall have a period of thirty (30) days from the receipt of said notice to cure said breach.  In the event BUYER does not fully cure the breach within that thirty (30) day period and alleging grounds for its non-payment thereof, this Agreement shall be automatically terminated without further notice or action by SELLER.  Notwithstanding BUYER’s rights to cure herein, in the event BUYER commits a Financial Breach more than three times within any calendar year within the term of this License Agreement, SELLER shall have the option and be entitled to give notice of breach which shall become effective immediately upon BUYER’s receipt of said Notice, and for which BUYER shall not have any further right of “cure.”

5.3

Late Payment Penalty.  In the event any quarterly payment is more than ten (10) days late, there shall be a late payment penalty added in the amount equal to 1% of the then due quarterly payment.

ARTICLE 6

MISCELLANEOUS

6.1

Transferability.  The SELLER has the right to sell, convey and transfer all its right title and interest in this agreement to any third party without written consent from BUYER.  In the event the SELLER decides to sell its interest to a third party, they shall first grant the BUYER a thirty (30) day right of first refusal to match the proposed terms and conditions of the  proposed sale.  The same thirty (30) day right of first refusal shall be granted by the SELLER to the BUYER as it relates to the remaining undivided fifty (50) percent ownership in the mineral rights retained by the SELLER.

6.2

Prepayment.   There will be no pre-payment penalty in the event the BUYER purchases the undivided fifty (50%) mineral rights prior to the date the installment and balloon payments are due from the BUYER.

6.2

Notices.  Any notices or other communications required or permitted under this Agreement shall be in writing and shall be sufficiently given if sent by (i) registered or certified mail, postage prepaid, addressed as follows, (ii) facsimile to the facsimile numbers identified below or (iii) overnight courier (such as UPS or FedEx), addressed as follows:

If to BUYER:

Greenfield Asset Purchase Escrow Agreement

If to SELLER:

If to Escrow Agent:

Or such other person or address as shall be furnished in writing by any of the parties and any such notice or communication shall be deemed to have been given as of the date so mailed.

6.3

Construction.  The validity, enforcement and construction of this Agreement shall be governed by the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

6.4

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, assigns and transferees, as the case may be.  Escrow Agent shall not be charged with notice or knowledge of any such ancillary document, fact or information not specifically set forth herein.  Escrow Agent shall undertake to perform only such duties as are expressly set forth herein and no additional or implied duties or obligations shall be read into this Agreement against the Escrow Agent.

6.5

Severability.  If any provision or section of this Agreement is determined to be void or otherwise unenforceable, it shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain enforceable in accordance with their terms.

6.6

Interpretation.  The headings and subheadings contained in this Agreement are for reference only and for the benefit of the parties and shall not be considered in the interpretation or construction of this Agreement.  This Agreement shall be construed and interpreted without regard to any rule or presumption requiring that it be construed or interpreted against the party causing it to be drafted.

6.7

Execution in Counterparts.  This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

6.8

Amendments.  This Agreement may be amended from time to time but only by written agreement signed by all of the parties hereto.

6.9

Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes any and all prior understandings, agreements, negotiations and discussions, both written and oral, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Greenfield Asset Purchase Escrow Agreement

BUYER: HOLMS ENERGY, LLC. By:_______________________ Name: Val Holms Title: Managing Partner
ESCROW AGENT
________________________, as Escrow Agent

SELLERS By:___________________________ Name: ________________________ By:___________________________ Name:_________________________

Greenfield Asset Purchase Escrow Agreement

EXHIBIT D

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT dated as of ____________, 2010_ (this “Agreement”) by and among Holms Energy LLC, a Nevada Limited Liability Company (the “Buyer”) and Evenette and Rocky Greenfield, (the “Sellers”; each a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, the Sellers and the Buyer executed an Option to Purchase Assets Agreement dated June ___, 2010, pursuant to which the Buyer was granted an option (the “Option”) to acquire certain mineral rights owned by the Sellers known as the “Greenfield Assets”.  Simultaneously with the execution of this Agreement, the Buyer gave written notice of its intent to exercise the Option in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the Buyer and the Sellers hereto agree as follows:

PURCHASE AND SALE OF ASSETS

Purchase and Sale of the Greenfield Assets.  Upon the terms and subject to the conditions of this Agreement, at the Closing the Sellers shall sell, transfer, convey, assign and deliver free from all liens, charges and encumbrances to the Buyer, and the Buyer shall purchase, acquire and accept from the Sellers, on the Closing Date (as defined herein), all right, title and interest in and to the Greenfield Assets owned by the Sellers as described in Exhibit A and to the contracts, leases and agreements listed in Exhibit C (the “Assumed Contracts”).

Assumption of Liabilities; Excluded Liabilities.

Except for the Assumed Contracts listed in Exhibit C, the Buyer shall not assume or be bound by any obligations or liabilities of the Sellers or any Affiliate of the Sellers of any kind or nature, known, unknown, accrued, absolute, contingent or otherwise, whether now existing or hereafter arising.

Purchase Price.

(a)

The aggregate purchase price (the “Purchase Price”) for the Greenfield Assets shall be on an all or none basis for; (i) $400,000 as a cash down payment; (ii) quarterly installment payments consisting of a principle payments in the amount of Thirty Thousand ($30,000) Dollars for Eight (8) consecutive years or thirty two (32) quarters beginning ninety (90) days after the exercise of the Option Agreement and interest combined with the principle on a quarterly installment payments will be calculated on the unpaid principle balance at a rate equal to five (5%) percent per annum or pursuant to an accelerated payment provision defined in Section 1.3(b); and (iii) a balloon payment in the amount of Two Hundred Eighty Nine Thousand ($289,000) due at the end of the Thirty Two (32) quarterly payments, or whichever occurs first between (ii) and (iii).

(b)

In the event commercial wells are successfully drilled by Oasis Petroleum or their assigns on the property covering said mineral rights and the royalty revenue from the undivided 50% of the Mineral Rights acquired pursuant to this Option exceeds $30,000 quarterly payments, the quarterly payments will be accelerated to Thirty Five (35%) of the revenue attributed to the undivided Fifty Percent (50%) of the mineral rights ownership, whichever is greater.  The amount of revenue generated by the Thirty Five (35%) will be paid by the OPTIONEE to the OPTIONOR, which amount will apply to the principal and any interest due OPTIONOR from OPTIONEE.

(c)

On the Closing Date, the Sellers shall deliver all the necessary documentation to confirm that all right, title and interest to the Greenfield Assets have been legally conveyed to the Buyer and deeds to the mineral rights filed in the McKenzie county in the state of North Dakota.

Greenfield Asset Purchase Agreement

Closing; Closing Date.   The closing of the purchase and sale provided for in this Agreement (herein called the “Closing”) shall be held at the offices of _______________ on or before the fifth business date after the date hereof or such other location, date and time as to which the parties may agree (such date and time being referred to herein as the “Closing Date”).

Items to be Delivered at the Closing by Sellers.  At the Closing, the Sellers shall deliver or cause to be delivered to the Buyer:

An executed Bill of Sale in form reasonably satisfactory to the Buyer.

If required by the Buyer, lien searches and such other instruments showing that there were no financing statements, judgments, taxes or other liens outstanding against the Greenfield Assets sold pursuant to this Agreement.

All consents required with respect to the assignment of the Assumed Contracts.

Requisite consent or approval of the Seller related to the conveyance of the Greenfield Assets.

Items to be Delivered Pursuant to the Exercise of the Option at the Closing by Buyer.  At the Closing, the Buyer shall deliver to the Sellers:

Cash payment of $400,000.

Post-Closing Access.

After the Closing, the Buyer agrees upon request to provide to the Sellers and its accountants and attorneys, for any reasonable legal or business purpose, including defending third party claims and preparing such tax returns of the Sellers as may be reasonably required after the Closing, copies of relevant portions of the books and records of the Buyer under this Agreement.

Further Assurances.

Each Party shall, from time to time on being reasonably required to do so by the other Party, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the other Party as the other Party may reasonably consider necessary for giving full effect to this Agreement and securing to the other Party the full benefit of the rights, powers and remedies conferred upon the other Party in this Agreement.

The Sellers shall promptly transfer or deliver to the Buyer any of the Greenfield Assets delivered to, or retained or received by, Sellers after the Closing Date.

Allocation of Purchase Price.  The Purchase Price shall be allocated among the Assets being sold and transferred hereunder in the manner required by Treasury Regulation §1.1060-1T as determined by the Buyer (the “Allocation”).  The Parties agree that: except as otherwise required by law (i) the Allocation shall be binding on the parties for all federal, state, local and foreign tax purposes, and (ii) the parties, if required, shall file respective federal income tax returns consistent IRS Forms 8594 - Asset Acquisition Statements under Section 1060, including any required IRS forms, Schedules or amendments thereto, which shall reflect the allocation set forth in the Allocation pursuant to this Section.

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

The Sellers hereby represents and warrants to the Buyer as follows:

Organization and Qualifications of Sellers.  The Sellers is a corporation duly formed, validly existing and in good standing under the laws of the state of Nevada with all requisite power and authority to own, sell and transfer the Greenfield Assets and to carry on its business as currently conducted.

Authority; Binding Obligation.  The Sellers have the requisite authority and power to enter into, execute and deliver this Agreement and each agreement, document and instrument to be executed and delivered by the Sellers, pursuant to this Agreement (collectively the “Seller’s Documents”) and to perform their respective obligations hereunder.  The execution, delivery and performance by the Sellers of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action of the Sellers.  This Agreement has been duly executed and delivered by the Sellers and constitutes a valid and

Greenfield Asset Purchase Agreement

binding obligation of the Sellers, enforceable in accordance with its terms hereof and each of the Seller’s Documents constitutes, or when executed and delivered will constitute, valid and binding obligations of the Sellers, enforceable in accordance with their terms.

No Conflict; Required Consents.  The execution, delivery and performance by the Sellers of this Agreement and the Seller’s Documents, the fulfillment of and compliance with the terms and provisions hereof and the consummation by the Sellers of the transactions contemplated hereby.

Personal Property.

The Sellers have good title to, or a valid legal interests in or valid rights under contract to sell and transfer, all of the mineral rights and existing leases to be sold, transferred and conveyed to the Buyer.  None of mineral assets or mineral leases are subject to any mortgage, pledge, lien, conditional sale agreement, security agreement, encumbrance, fixed charge or floating charge, or other charge except as specifically disclosed.

The Greenfield Assets will be sufficient to allow the Buyer to utilize in any manner deemed appropriate subsequent to the Closing.  The Sellers are the legal and beneficial owner of the Greenfield Assets, free and clear of any lien, encumbrance, pledge, mortgage, security interest, lease charge, conditional sale’s contract, option, restriction, reversionary interest right of first refusal, voting trust arrangement, preemptive right, claim under bailment or storage contract, easement or any other adverse claim or right whatsoever, and the Sellers have full right, power and authority to sell, transfer, assign, convey and deliver all of the Greenfield Assets to be sold by it hereunder and delivery thereof will convey to the Buyer good, absolute and marketable title to said Greenfield Assets, free and clear of any liens.  Upon delivery of the Greenfield Assets to the Buyer pursuant to the provisions of this Agreement, the Buyer will acquire good, valid and marketable title to the Greenfield Assets, free and clear of any and all liens.  The Greenfield Assets will be transferred pursuant to a Mineral Deed in a form that is approved by the Buyer and the Sellers.

Taxes.

The Sellers confirm that they shall pay any taxes of any kind due relating to itself or the sale of the Greenfield Assets that have or may become due for all periods which end prior to or which include the Closing Date.

Material Contracts.  The Sellers have provided to the Buyer a true, correct and complete list of all material and contracts to be assumed (the “Material Contracts”) to which the Sellers are a party or bound which affect, directly or indirectly, any of the Greenfield Assets (“Exhibit ___”).  All the Material Contracts are assignable and the Sellers are not a party to or subject to any written agreement, arrangement or understanding, which, either individually or in the aggregate, are material to the sale of the Greenfield Assets by the Sellers to the Buyer.  All such Material Contracts are valid, subsisting, in full force and effect and binding upon the Sellers and the other Parties thereto and enforceable in accordance with their terms, subject to the qualifications that enforcement of the rights and remedies created thereby are subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally or subject to the effects of general equitable principles (whether considered in a proceeding in equity or at law).  The Sellers confirms that they has satisfied in full or provided for all its liabilities and obligations thereunder requiring performance prior to the date hereof, is not in default under any of them, nor does any condition exist that with notice or lapse of time would constitute such a default

Compliance With Laws.   The Sellers have all permits, registrations, licenses, certifications, orders and other approvals which are material to the Greenfield Assets and is in compliance in all material respects with all applicable Federal, state, local or foreign statutes, ordinances, orders, judgments, decrees and rules and regulations promulgated by any governmental authority which is required for it to operate the Greenfield Assets as presently conducted and all such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is pending or, to the  knowledge of the Sellers, threatened and Sellers have not received notice of a violation or alleged violation of any such statute, ordinance, order, rule or regulation relating to the Greenfield Assets.

Certain Business Practices.   The Sellers, consultants or other representative of the Sellers or any other person acting on behalf of the Sellers have, directly or indirectly, ever given or agreed to give any illegal, unethical or improper gift or similar benefit to any customer, supplier, distributor, governmental employee or other Person who is or may be in a position to help or hinder the Sellers or assist the Sellers in connection with any actual or proposed transaction relating to the Greenfield Assets.

Copies of Documents.   The Sellers have made available for inspection and copying by the Buyer and its counsel complete and correct copies of all documents that are material to the Greenfield Assets.

Broker Fees.   No broker or finder is entitled to any brokerage fees, commission or finders’ fee in connection with the transactions contemplated by this Agreement or any other agreement contemplated hereby.

Greenfield Asset Purchase Agreement

Greenfield Assets.   Upon the Closing, the Sellers shall have conveyed, transferred and assigned to the Buyer all assets, contracts and information with respect to the Greenfield Assets required to be delivered pursuant to this Agreement, which will allow the Buyer to operate the Greenfield Assets after the Closing Date in the manner reasonably conducted and utilized by the Sellers prior to the Closing Date.

Disclosure.   None of the representations or warranties of the Sellers contained in this Agreement and in the certificates, exhibits and schedules delivered by the Sellers pursuant to this Agreement contain any untrue statement of a material fact, or omit to state a material fact necessary in order to prevent such representations and warranties from being misleading in light of the circumstances under which they were made.

REPRESENTATIONS AND WARRANTIES OF THE BUYER; COVENANTS

The Buyer hereby makes the following representations and warranties to the Sellers.

Organization; Authority; Binding Obligation.    The Buyer is duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Buyer has the requisite authority and power, pursuant to a resolution passed by the majority of its board of directors to enter into, execute and deliver this Agreement and each agreement, document and instrument to be executed and delivered by the Buyer pursuant to this Agreement (collectively the “Buyer Documents”) and to perform its obligations hereunder.  The execution, delivery and performance by the Buyer of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action of the Buyer.  This Agreement has been duly executed and delivered by the Buyer and each of the Buyer Documents constitutes, or when executed and delivered will constitute, valid and binding obligations of the Buyer, as the case may be, enforceable in accordance with their terms.

No Conflict; Required Consents.   The execution, delivery and performance by the Buyer of this Agreement and the Buyer Documents, the fulfillment of and compliance with the terms and provisions hereof and thereof and the consummation by  the Buyer of the transactions contemplated hereby and thereby, do not and will not: (i) conflict with, or violate or result in any violation pursuant to any provision of, the Governing Documents of the Buyer, as the case may be; (ii) conflict with, result in any material breach of, or constitute a material default (or an event that with notice or lapse of time or both would become a default) or result in the termination or acceleration under any material agreement to which the Buyer is a party or by which the Buyer may be bound; or (iii) except as set forth herein, require any consent, approval, authorization or permit of, or filing with or notification to, any Person not party to this Agreement.

Broker Fees.   No broker or finder is entitled to any brokerage fees, commission or finders’ fee in connection with the transactions contemplated by this Agreement or any other agreement contemplated hereby.

Disclosure.   None of the representations or warranties of the Buyer contained in this Agreement and in the certificates, exhibits and schedules delivered by the Buyer pursuant to this Agreement contain any untrue statement of a material fact, or omit to state a material fact necessary in order to prevent such representations and warranties from being misleading in light of the circumstances under which they were made.

COVENANTS

Notice of Default.   Promptly upon the occurrence of, or promptly upon the Parties becoming aware of the impending or threatened occurrence of, any event which would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to such Party prior to the date hereof, of any of the representations, warranties or covenants of such Party contained in or referred to in this Agreement or in any Schedule referred to in this Agreement, or of its inability to satisfy any conditions of Closing, such Party shall give detailed written notice thereof to the other Party and shall use its best efforts to prevent or promptly remedy the same.

Consummation of Agreement.   The Parties hereto shall use their best efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out.  Until the Closing or the termination of this Agreement, except as mutually agreed in writing by the Parties, neither the Sellers nor any of their employees, representatives or agents shall, directly or indirectly, solicit, encourage, initiate or induce the making of any inquiries or proposals for the acquisition of any of the Greenfield Assets,  or engage in negotiations relating to the foregoing or otherwise cooperate in any way with, or accept any proposal relating to the foregoing from, any Person or group other than the Buyer and their respective representatives or agents, and the Seller shall restrict any representative or agent from doing any of the foregoing.

Greenfield Asset Purchase Agreement

Notice to Third Parties.  After the Closing, at the request of the Buyer, the Sellers and the Buyer shall send a jointly executed letter to those persons and entities as the Buyer may request notifying such persons or entities of the consummation of the transactions contemplated by this Agreement.

Confidentiality.   The Sellers agree that, after the Closing has been consummated, that each Party and its respective officers, directors, agents, representatives and employees and affiliates (collectively, its “Representatives”) will hold in strict confidence, and will not distribute or make available, any confidential or proprietary data or information that is used in connection with or related to the Greenfield Assets:

information which, as of the date hereof, is published or otherwise generally available to the public;

information which after the date hereof becomes available to the public other than through an act or omission of the Sellers or its Representatives which is in violation of the provisions hereof;

information rightfully acquired from a third party which did not obtain such information under a pledge of confidentiality;

information which is developed by the disclosing Party independently of the relationship established by this Agreement; or

information which is compelled to be disclosed by legal process, in which case the Sellers shall notify the Buyer as soon as practicable after it becomes aware of such requirement, and shall cooperate with the Buyer in obtaining a protective order.

Maintenance of Insurance.  Until the Closing Date, the Sellers will maintain in full force and effect any applicable insurance policies, and will comply with all laws affecting the operation of the Greenfield Assets consistent with prior practices and will give the Buyer notice of any unusual event or circumstance affecting the Greenfield Assets which the Sellers become aware of; provided, however, that the Buyer shall be responsible for procuring its own insurance policies on and after the Closing.

Supplements to Schedules.  Prior to the Closing, the Parties will supplement or amend the Schedules hereto with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedules.  No supplement or amendment of the Schedules made pursuant to Section 4.9 shall be deemed to cure any breach of any representation or warranty made in this Agreement unless the other Parties specifically agree thereto in writing.

Compliance.   Each Party shall use its best efforts to take or cause to be taken, all action and do or cause to be done all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including, without limitation, to obtain all consents, approvals and authorization of third parties, and to make all filings with and give all notices to third parties which may be necessary or required to be obtained by it in order to effectuate the transactions contemplated hereby and to otherwise comply and fulfill such Party’s obligations hereunder and thereunder.

Severability of Covenants.  The Sellers and the Buyer agree that the foregoing covenants are reasonable and valid in geographical and temporal scope and in all other respects and that the Sellers have received full and adequate consideration therefore.  If any court determines that any of such covenants or any part thereof is invalid or unenforceable, the remainder of such covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.  If any court determines that any of the foregoing covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, and should such court reduce the duration or scope of such provision, as the case may be, such provision in its reduced form shall then be enforceable.

CONDITIONS OF CLOSING

Conditions to the Obligations of the Buyer.   The obligation of the Buyer to consummate this Agreement and the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of all of the following conditions precedent and the delivery of the following documents:

Representations and Warranties.  Each of the representations and warranties of the Sellers contained in Article II shall be true and correct in all material respects as though made on and as of the Closing.

Covenants.  The covenants and agreements contained in this Agreement to be complied with by the Sellers at or before the Closing shall have been complied with in all material respects.

Greenfield Asset Purchase Agreement

Delivery of Required Consents.  The Sellers shall deliver to the Buyer the consents required pursuant to Section 1.5(d).

Certificate from Sellers.  The Sellers shall deliver to the Buyer a certificate signed by the Sellers and addressed to the Buyer dated as of the Closing to the effect that the statements set forth in paragraph (a), (b) and (c) above in this Section 4.1 are true and correct.

Deliveries of the Sellers. All deliveries required to have been made by the Sellers under Section 1.5 at the Closing shall have been delivered.

Conditions to Obligations of Sellers.   The Sellers’ obligation to consummate this Agreement and the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of all of the following conditions precedent and the delivery of the following documents:

Representations and Warranties.  Each of the representations and warranties the Buyer contained in Article III shall be true and correct in all material respects as though made on and as of the Closing.

Covenants.  The covenants and agreements contained in this Agreement to be complied with by the Buyer at or before the Closing shall have been complied with in all material respects.

Certificate from Managing Partner.  The Buyer shall deliver to the Sellers a certificate signed by the Buyer and addressed to the Sellers dated as of the Closing to the effect that the statements set forth in paragraph (a) and (b) above in this Section are true and correct.

Deliveries of the Buyer.  All deliveries required to have been made by the Buyer under Section 1.6 at the Closing shall have been delivered.

Conditions to Obligations of All Parties to Close.   The respective obligations of each Party hereunder are subject to the satisfaction, at or before the Closing, of all of the conditions set out below.

Absence of Litigation.  There shall not have been issued and be in effect any preliminary or permanent injunction or other order of any court or tribunal of competent jurisdiction which (i) prohibits or makes illegal the purchase by the Buyer of the Greenfield Assets, (ii) would require the divestiture by the Buyer of all or a material portion of the Greenfield Assets as a result of the transactions contemplated hereby, or (iii) would impose limitations on the ability of the Buyer to effectively exercise full rights of ownership of the Greenfield Assets, or of a material portion of the Greenfield Assets as a result of the transactions contemplated by this Agreement, or (iv) under any Applicable Law, enjoins or otherwise materially impairs the consummation of the transactions contemplated by this Agreement.  “Applicable Law” shall mean, with respect to any Person, any domestic or foreign, federal, state or local statute law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any authority applicable to such Person or any of its affiliates or any of their respective properties, assets, officers, directors general partners, managers, employees, consultants or agents (in connection with such officer’s director’s general partner’s, manager’s employees, consultant’s or agent’s activities on behalf of such Person or by one of its affiliates).

No Injunction.  On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby which the Buyer deems unacceptable in its sole discretion.

RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING

Survival of Warranties.   With the exception of those covenants which are to be performed after the Closing which shall survive until a claim thereon is barred by the applicable statute of limitation, each representation, warranty, covenant and agreement contained herein or in any Sellers’ Documents or Buyer Documents shall survive the execution and delivery of this Agreement and the Closing and shall thereafter terminate and expire on the third (3rd) anniversary of the Closing Date (or such longer period as set forth in the succeeding sentences).  The obligation of the Sellers to indemnify the Buyer with respect to any liability of the Sellers not expressly assumed hereunder by the Buyer, shall survive until the third (3rd) anniversary of the Closing Date.  There shall be no limit on the survival of the indemnification obligations of the Sellers for breaches of the representations or warranties made as to the transfer of legal and valid title to the Greenfield Assets.  The indemnification obligations of the Sellers for breaches of the representation and warranties made with respect to Taxes or Tax matters shall survive until ninety days following the expiration of the applicable statute of limitations.  If written notice of a claim has been given prior to the expiration of the applicable representation, warranty, covenant or

Greenfield Asset Purchase Agreement

agreement, than such claim shall survive the expiration of the relevant representation, warranty, covenant or agreement until the final resolution of such claim.

Delivery of Property Received by the Sellers or the Buyer after Closing.  From and after the Closing, the Buyer shall have the right and authority to collect, for the account of the Buyer, all Greenfield Assets which shall be transferred or are intended to be transferred to the Buyer as part of the Greenfield Assets as provided in this Agreement.  The Sellers agree that it will transfer or deliver to the Buyer promptly after the receipt thereof; any other property which the Sellers receive after the Closing Date in respect of any assets transferred or intended to be transferred to the Buyer as part of the Greenfield Assets under this Agreement.

TERMINATION

Right to Terminate.   Notwithstanding anything to the contrary set forth in this Agreement, this Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

by mutual written consent of the Parties hereto;

by the Sellers if the Buyer (i) breaches its representations and warranties, (ii) fails to comply with any of its covenants or agreements contained herein, or (iii) if any of the conditions to closing set forth are not satisfied or capable of being satisfied on or before the Closing Date; or

by the Buyer if the Sellers (i) breaches its representations and warranties, (ii) fails to comply with any of its covenants or agreements contained herein, or (iii) if any of the conditions to closing set forth are not satisfied or capable of being satisfied on or before the Closing Date.

Obligations to Cease.   Subject to the next sentence, if this Agreement is terminated pursuant to Section 6.1 hereof, all rights and obligations of the Parties under this Agreement shall thereafter terminate and there shall be no liability of any party hereto to any other Party except for the obligations set forth in Sections 8.1 and 8.8 hereof.  Termination of this Agreement pursuant to Section 6.1 shall not, however, limit or impair any remedies that the terminating Party may have with respect to a breach or default by the other Party prior to the date of termination of its representations, warranties, covenants or agreements or obligations under this Agreement.

Termination Upon Default.   Either party may terminate this Agreement by giving notice to the other on or prior to the Closing Date, without prejudice to any rights or obligations it may have, if (a) after written notice of termination specifying the subsection of Section 6.1 in the case of a breach which  is by nature incapable of being cured, or written notice of the termination specifying the subsection of Section 6.1 and the passage of ten (10) Business Days, or such shorter period as may end upon the scheduled Closing Date in the case of grounds for termination which by its nature is capable of being cured, the other party has failed in the due and timely performance of any of its covenants or agreement.

INDEMNIFICATION

Indemnification of the Sellers.

The Buyer shall, from and after the Closing, defend and promptly indemnify and hold harmless Sellers, each of its affiliates, and each of their agents, attorneys and representatives (collectively the “Sellers Indemnified Parties”), from, against any and all Losses, suffered or incurred by any such party and which may arise out of or result from (i) any breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement or in any other Buyer Documents, (ii) any breach or failure of observance or performance of any covenant, agreement or commitment made by the Buyer hereunder or under any document or instrument relating hereto or executed pursuant hereto, and (iii) the enforcement by any Sellers Indemnified Party of any of its rights under any other covenants contained in this Agreement or any other Buyer Document.

Indemnification of the Buyer.

The Sellers shall, from and after the Closing, defend, indemnify, and hold harmless the Buyer, and its members, managing members, consultants  and affiliates (collectively “Buyer Indemnified Parties”) from, against, for and in respect of and pay any and all Losses suffered, sustained, incurred or required to be paid by the Buyer by reason of (i) any and all obligations and liabilities of Sellers, other than obligations arising and required to be performed under the Assumed Contracts after the Closing; (ii) any breach of any representation, warranty, covenant or agreement of Sellers contained in this Agreement or any other Sellers’ Documents, (iii) the enforcement by any Buyer Indemnified Party of any of its rights under any other indemnification covenant contained in this Agreement or any other Sellers’ Documents, (iv) any claims, suits,

Greenfield Asset Purchase Agreement

actions, complaints, allegations or demands which have been or may be brought against Sellers or any of its affiliates and any of their respective officers, directors, employees or agents with respect to infringement of or by the Intellectual Property; (v) any failure to comply with the laws relating to bulk transfers or fraudulent conveyances applicable to the transaction contemplated by this Agreement; (vi) any failure to obtain any consents to assign the Assigned Contracts hereto.

Notice to Indemnifying Party.   Any party (the “Indemnified Party”) seeking indemnification pursuant to this Agreement shall promptly give the party from whom such indemnification is sought (the “Indemnifying Party”) written notice of the matter with respect to which indemnification is being sought, which notice shall specify in reasonable detail, if known, the amount or an estimate of the amount of the liability arising therefrom and the basis of the claim or indemnification obligation.  Such notice shall be a condition precedent to any liability of the Indemnifying Party for indemnification hereunder, but the failure of the Indemnified Party to give such prompt notice shall not adversely affect the Indemnified Party’s right to indemnification hereunder except, and only to the extent that, in the case of a claim made by a third party, the defense of that claim is materially prejudice by such failure.

Third Party Claims.

Defense by Indemnifying Party.  In connection with any indemnification claim arising out of a claim or legal proceeding (a “Third Party Claim”) by a Person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such Third Party Claim if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to such Third Party Claim (subject to any limitations on such liability contained in this Agreement and provides reasonable assurances that it has the resources (both financial and personnel) to maintain the assumption of such defense (the “Reasonable Assurances”)).  If the Indemnifying Party assumes the defense of any such Third Party Claim, it may use counsel of its choice to prosecute such defense, subject to the approval of such counsel by the Indemnified Party, which approval shall not be unreasonably withheld or delayed.  The Indemnified Party shall be entitled to participate in (but not control) the defense of any such Third Party Claim, with its counsel and at its own expense.  If the Indemnifying Party assumes the defense of any such Third Party Claim, the Indemnifying Party shall take all steps necessary to pursue the resolution thereof in a prompt and diligent manner, and the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or its control relating thereto as are reasonably required by the Indemnifying Party, without cost to the Indemnifying Party.  The Indemnifying Party shall be entitled to consent to a settlement of, or the stipulation of any judgment arising from, any such Third Party Claim, with the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however that no such consent shall be required from the Indemnified Party if (i) the Indemnifying Party pays or causes to be paid all Losses (defined below) arising out of such settlement or judgment concurrently with the effectiveness thereof (as well as all other Losses theretofore incurred by the Indemnified Party which then remain unpaid or unreimbursed), (ii) in the case of a settlement, the settlement is conditioned upon a complete release by the claimant of the Indemnified Party, and (iii) such settlement or judgment does not require the encumbrance of any asset of the Indemnified Party or impose any restriction upon its conduct of business or otherwise adversely impact its business.  “Losses” shall be defined as all damages, awards, judgments, assessments, fines, penalties, charges, costs, expenses and other payments however suffered or characterized, all interest thereon, all costs and expenses of investigating any claim, lawsuit of arbitration and any appeal therefrom, all reasonable attorneys’, accountants’, investment bankers’, and expert witness’ fees incurred in connection therewith, whether or not such claim, lawsuit or arbitration is ultimately defeated and, subject to ARTICLE VII, all amounts paid incident to any compromise or settlement of any such claim, lawsuit or arbitration; provided, however, that “Losses” shall not include any punitive or consequential damages.

Defense by Indemnified Party.  If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party with respect to such Third Party Claim but declines to assume and control the defense thereof or fails to give notice of its intention to do so to the Indemnified Party within fifteen (15) days after its receipt of notice of such Third Party Claim from the Indemnified Party or fails to provide the Reasonable Assurances, the Indemnified Party shall have the right to assume and control the defense of such Third Party Claim; the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under its control relating thereto as are reasonably required by the Indemnified Party; and the Indemnifying Party shall be permitted to join in the defense of (but not control) such Third Party Claim and employ counsel at its expense.  No such Third Party Claim may be settled by the Indemnified Party without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld.

Dispute as to Indemnification Responsibility.  If the Indemnifying Party does not acknowledge in writing its obligation to indemnify the Indemnified Party with respect to such Third Party Claim, the Indemnified Party may assume and control the defense thereof and the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnified Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under its control relating thereto as are reasonably required by the Indemnified Party.  The Indemnifying Party shall be permitted to join in the defense of (but not control) such Third Party Claim and employ counsel at is expense.  No such Third Party Claim may be settled by either party without the prior written consent of the other party, which shall not be unreasonably withheld.  In the event that it is ultimately determined that the Indemnified

Greenfield Asset Purchase Agreement

Party is not entitled to indemnity hereunder with respect to such Third Party Claim, the Indemnifying Party shall have no liability to the Indemnified Party with respect to any Losses relating thereto.  In the event that it is ultimately determined that the Indemnified Party is entitled to indemnity hereunder with respect to such Third Party Claim, the Indemnifying Party shall be liable to the Indemnified Party for all Losses sustained by the Indemnified Party relating thereto; provided, however, that in the event that a settlement offer solely for money damages is made by the Third Party Claimant, and the Indemnifying Party notifies the Indemnified Party in writing of the Indemnifying Party’s willingness to accept the settlement offer and pay the amount called for by such offer together with all of the legal fees incurred by Indemnified Party to the extent it has assumed the defense of such Third Party Claim, in the event that it is ultimately determined that the Indemnified Party is entitled to indemnity hereunder with respect to such Third Party Claim, and the Indemnified Party declines to accept such offer, the liability, if any, of the Indemnifying Party hereunder shall be limited to the lesser of (i) the amount of the settlement offer the Indemnified Party declined to accept or (ii) the aggregate Losses of the Indemnified Party with respect to such claim.

Mixed Responsibility.  If a Third Party Claim presents an issue of mixed responsibility among the parties, or a circumstances as to which each of them may be required hereunder to indemnify the other in part, each of the parties shall be entitled to assume and control the defense of such portion of such Third Party Claim for which it will bear responsibility at its expense and through counsel of its choice.  Each Party shall cooperate with the other in such defense and make available to the other party, at the other party’s expense, all witnesses, pertinent records, materials and information in such party’s possession or under such party’s control relating thereto as are reasonably required by the other party.  No such Third Party Claim may be settled by either party without the prior written consent of the other party, which shall not be unreasonably withheld.

Unauthorized Settlement.  If the Indemnified Party settles a Third Party Claim without the consent of the Indemnifying Party in contravention of any of the provisions contained herein, the Indemnified Party shall not be entitled to indemnity hereunder with respect to such Third Party Claim.

Limitations Upon Indemnification.

Indemnification Threshold.

The Sellers.  Notwithstanding anything to the contrary in this Article VII, the Sellers shall not be liable under this Article VII for any Losses resulting from any breach of a representation, warranty, covenant or agreement contained in this Agreement or in any other Sellers’ Documents unless such claim involves Losses in excess of Ten Thousand Dollars ($10,000) or the aggregate amount of all such indemnifiable Losses incurred or suffered exceeds Ten Thousand Dollars ($10,000), in which case the Sellers shall thereafter be liable for all indemnifiable Losses on a dollar-for-dollar basis without regard to such Threshold.

The Buyer.  Notwithstanding anything to the contrary in this Article VII, the Buyer shall not be liable under this Article VII for any Losses resulting from any breach of a representation, warranty, covenant or agreement contained in this Agreement or in any other Buyer Document unless such claim involves Losses in excess of Ten Thousand Dollars ($10,000) or the aggregate amount of all such indemnifiable Losses incurred or suffered exceeds Ten Thousand Dollars ($10,000), and then in which case the Buyer shall thereafter be liable for all indemnifiable Losses on a dollar-for-dollar basis without regard to such Threshold.

Invoices.  Any request for indemnification of specific costs shall include invoices and supporting documents containing reasonably detailed information about the costs and/or damages for which indemnification is being sought.

Computation of Losses.  For purposes of calculating any Losses suffered by an Indemnified Party pursuant to this Agreement, or under any other specific indemnification covenant contained in this Agreement, each Loss shall bear interest at a fluctuating rate of interest equal to the prime rate (as published in the Wall Street Journal) from the date incurred to the date the indemnification payments with respect thereto is made.

Exclusive Remedy.   From and after the Closing, the indemnities set forth in Sections 7.1 and 7.2 shall be the exclusive remedies of Buyer and Sellers and their members,  employees, agents and affiliates for any breach by the other of any representation, warranty, covenant or agreement contained in this Agreement; no such Person shall be entitled to any further indemnification rights or claims of any nature whatsoever in respect thereof, all of which such Persons hereby waive; and the parties shall not be entitled to a rescission of this Agreement.

MISCELLANEOUS

Fees and Expenses.  Except as otherwise provided in this Agreement, each Party will bear its own direct expenses incurred in connection with the negotiation and preparation of this Agreement and the other Sellers’ Documents and Buyer’s Documents, as the case may be, and the consummation and performance of the transactions contemplated by herein and therein

Greenfield Asset Purchase Agreement

Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one day after deposit with an overnight courier, or if mailed, five days after the date of deposit in the United States mails, as follows:

To Buyer:

Holms Energy, LLC

470 Holms Gulch Road

Helena, MT 59601

Attention:  Val Holms Managing Member

Facsimile:  (____) ___-_____

With a copy to:

Michael Espey, Esq.

318 18th Avenue E.

Seattle, WA 98112

To Sellers:

Evenette and Rocky Greenfield

Cheney, WA

Any notice given hereunder may be given on behalf of any Party by his counsel or other authorized representatives.  The address of any Party may be changed on notice to the other Party duly served in accordance with the foregoing provisions.

Governing Law.   This Agreement is made pursuant to and shall be governed and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflict of laws thereof (the “Governing Law”).  Each Party hereto (A) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of California or any federal court sitting in the State of Nevada for purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by any Party, (B) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (C) hereby agrees not to assert in any such action, suit, or proceeding any right to a jury trial.  Each Party hereby consents to service of process by certified mail at the address set forth in this Agreement and agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other Party hereto.  Final judgment against any Party, in any action, suit or proceeding shall be conclusive, and may be enforced in other jurisdictions (A) by suit, action or proceeding on the conclusive evidence of the fact and of the amount of any indebtedness or liability of the Party therein described or (B) in any other manner provided by or pursuant to the laws of such other jurisdiction.

Entire Agreement.   This Agreement, including the Schedules and Exhibits hereto and the Seller’ Documents and Buyer Documents herewith are intended to embody the complete, final and exclusive agreement among the Parties with respect to the purchase of the Assets and the related transactions and are intended to supersede all previous negotiations, commitments and writings agreements and representations, written or oral, with respect thereto and may not be contracted by evidence of any such prior or contemporaneous agreement, understanding or representations, whether written of oral.

Assignability; Binding Effect.   This Agreement may not be assigned by a Party without the prior written consent of the other Parties hereto, which shall not be unreasonably withheld.  Notwithstanding the foregoing, the Buyer may, in its discretion, transfer and assign its interests herein, or a portion thereof, to their respective affiliates.  This Agreement and the rights, covenants, conditions and obligations of the respective parties hereto and any instrument or agreement executed pursuant hereto shall be binding upon and enforceable by, and shall inure to the benefit of, the Parties hereto and their respective heirs, successors and permitted assigns and legal representatives.

Execution in Counterparts.   For the convenience of the Parties and to facilitate execution, this Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart evidencing execution by each party hereto.   Delivery of a telecopied or facsimile version of one or more signatures on this Agreement shall be deemed adequate delivery for purposes of this Agreement.

Amendments.   This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each Party hereto, or in the case of a waiver, the Party waiving compliance; provided, however that no such waiver shall operate as a waiver of, or estoppel with respect to, any subsequent or other

Greenfield Asset Purchase Agreement

failure.  Whenever this Agreement requires or permits a waiver or consent by or on behalf of any Party hereto, such waiver or consent shall be given in writing.

Agreement to Continue in Full Force.  Subject to Article VI, this Agreement shall, insofar as it remains to be performed, continue in full force and effect notwithstanding Closing.

Severability.   In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties hereto shall be enforceable to the fullest extent permitted by law.

Section Headings.   The Section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

Gender and Tenure.   Where the context or construction requires, all words applied in the plural shall be deemed to have been used in the singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tense shall include the past and future tense and vice versa.

Third-Party Rights.   Nothing in this Agreement, whether express or implied, is intended to confer rights or remedies under or by reason of this Agreement on any Persons other than the parties to it, each Indemnified Party and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third Persons to any party to this Agreement, nor shall any provisions give any third Person’s right of subrogation over or action against any party to this Agreement.

Construction.   The language in all parts of this Agreement shall in all cases be construed simply, accurately to its fair meaning, and not strictly for our against any of the parties hereto, without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Agreement or any part thereof, and any rule of law, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived.  IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their respective names by their respective officers duly authorized, as of the date first written above.

“SELLERS”

 ROCKY AND EVENETTE GREENFIELD.

By:

_______________________________

Name:  Rocky Greenfield

By:

_______________________________

Name:  Evenette Greenfield

“BUYER”

HOLMS ENERGY LLC

By:

_______________________________

Name:  Val Holms

Title:  Managing Partner

By:

_______________________________

Name:  Mari Holms

Title:  Managing Partner

Greenfield Asset Purchase Agreement

EXHIBIT A

GREENFIELD ASSETS

At closing the following assets of the Sellers, defined as the “Greenfield Assets” will be acquired by the Buyer:

I.

All right, title and interest in 12 mineral leases made by and between Rocky and Evenette Holms, as individuals and Oasis Petroleum, Inc. down to and including the Bakken Formation.

II.

All right, title and interest in mineral rights for the land described in Exhibit B down to and including the Bakken Formation.

Greenfield Asset Purchase Agreement

EXHIBIT B

LAND DESCRIPTION

(Included as Exhibit A in the Option Agreement of Appendix C in this Schedule 14A)

Greenfield Asset Purchase Agreement

EXHIBIT C

ASSUMED CONTRACTS

All contracts, agreements, options to purchase mineral rights, arrangements, licenses, work for hire agreements, employee confidentiality agreements, instruments and documents of the Sellers relating to the Greenfield Assets or acquired by the Sellers entered into or issued prior to the Closing Date and which are listed in Exhibit A.

Greenfield Asset Purchase Agreement

EXHIBIT D

NOTICE OF INTENT TO EXERCISE OPTION

________________________

To:

HOLMS ENERGY LLC.

Reference is made to the Option to Purchase Assets Agreement (the “AGREEMENT”). Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to them in the AGREEMENT.

Please be advised that the undersigned hereby exercises the OPTION.

We hereby elect to purchase the HOLMS ASSETS, as described in the AGREEMENT.  The consideration for the purchase of these assets is $100,000 cash and Forty Million (40,000,000) shares of restricted Common Stock of MULTISYS LANGUAGE SOLUTIONS, INC. (the "Shares"), pursuant to the terms and conditions of the AGREEMENT.  A wire transfer in the amount of  One Hundred Thousand ($100,000) dollars will be initiated within Five (5) business days of the date hereof, and the undersigned will deliver a certificate representing the Shares , the aggregate OPTION price for the purchase of the HOLMS ASSETS.

Date: ______________  ______, 20____.

OPTIONEE: MULTISYS LANGUAGE SOLUTIONS INC.

Signed:__________________________

Name:___________________________

Greenfield Asset Purchase Agreement

Appendix D

AGREEMENT TO EXTEND CLOSING DATE OF

OPTION TO PURCHASE ASSETS AGREEMENT

AN OPTION was granted and effective as of June 21, 2010 (the "DATE OF GRANT"), by HOLMS ENERGY, LLC, a Nevada Limited Liability Company (the “OPTIONOR"), MULTISYS ACQUISITION, INC., a Nevada Subsidiary Corporation (the “OPTIONEE”) and MULTISYS LANGUAGE SOLUTIONS, INC., a Nevada Parent Corporation (“PARENT”).  This OPTION TO PURCHASE ASSETS AGREEMENT (the "AGREEMENT") was executed, effective as of the DATE OF GRANT, by and between the OPTIONOR and the OPTIONEE.

The original option was to be exercised on or before August 31, 2010 or said Option to Purchase Assets could be terminated at the option of the OPTIONOR.  For good and valuable consideration, the OPTIONOR hereby agrees to extend the date of the option to November 15, 2010.  It being understood that all other terms and conditions in the Option to Purchase Assets and the Asset Purchase Agreement remain the same.

IN WITNESS WHEREOF, the parties have executed this Agreement as of this 31st day of August, 2010.

"OPTIONOR"

"OPTIONEE"

By: /s/ Val M. Holms

By: /s/ Janelle Edington

Val M. Holms for

Janelle Edington for

Holms Energy, LLC

Multisys Language Solutions, Inc.

Appendix D – Extension of Two Option Agreements

AGREEMENT TO EXTEND CLOSING DATE OF

OPTION TO PURCHASE MINERERAL RIGHTS AGREEMENT

AN OPTION TO PURCHASE MINERAL RIGHTS AGREEMENT was granted and effective as of June 18, 2010 (the "DATE OF GRANT"), by Rocky and Evenette G. Greenfield, as individuals, whose address is 14605 West Taylor Road, Cheney, Washington (the “OPTIONORS"), and the OPTION TO PURCHASE MINERAL RIGHTS AGREEMENT (the "AGREEMENT") was executed, effective as of the DATE OF GRANT, by and between the OPTIONORS and Holms Energy LLC, a Limited Liability Company organized pursuant to the laws of the state of Nevada, whose address is 470 Holms Gulch Road, Helena, Montana 59601 (the "OPTIONEE").

The original option was to be exercised on or before August 31, 2010 or said Option to Purchase Mineral Rights could be terminated at the option of the OPTIONORS.  For good and valuable consideration, the OPTIONORS hereby agree to extend the date of the option to November 15, 2010.  It being understood that all other terms and conditions in the Option to Purchase and Purchase Agreement remain the same.

IN WITNESS WHEREOF, the parties have executed this Agreement as of this 31st day of August, 2010.

"OPTIONEE"

"OPTIONORS"

By: /s/ Val M. Holms

By: /s/ Evenette Greenfield

Val M. Holms for Holms Energy, LLC

       Evenette Greenfield

By: /s/ Rocky Greenfield

       Rocky Greenfield

Appendix D – Extension of Two Option Agreements

PROXY BALLOT

1.

Ratify the Board Resolution authorizing the issuance of forty million (40,000,000) shares as partial consideration, in addition to $100,000 cash compensation and the 5% over-riding 10-year royalty to purchase certain mineral rights from Holms Energy, LLC, a transaction which will involve a change in control of our company.

FOR ☐  AGAINST ☐  ABSTAIN ☐

2.

Ratify the Board Resolution authorizing an amendment of the 2008 Non-Statutory and Non-Qualified Stock Option and Stock Appreciation Rights Plan to increase the stock options available under the Plan from 1,000,000 shares to 5,000,000 shares.

FOR ☐  AGAINST ☐  ABSTAIN ☐

3.

To ratify the Board Resolution authorizing the amendment of our Articles of Incorporation changing the name of the corporation to Bakken Resources, Inc. upon successful completion of the June 28, 2010 Private Placement.

FOR ☐  AGAINST ☐  ABSTAIN ☐

4.

To consider and act upon such other matters as may properly come before the Meeting and any adjournment thereof.

FOR ☐  AGAINST ☐  ABSTAIN ☐

PLEASE NOTE THAT THE PROPOSED TRANSACTION TO BE RATIFIED IN PROPOSAL NUMBER 1 IS CONTINGENT ON THE APPROVAL OF PROPOSAL NUMBER 2.  IF PROPOSAL 2 IS NOT APPROVED THE PROPOSED TRANSACTION IN PROPOSAL NUMBER 1 WILL NOT OCCUR.

Mark here for address change and note at right

☐

Mark here if you plan to attend the meeting

☐

______________________________________________________________________________

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE ENCLOSED.

______________________________________________________________________________

If stock is held jointly, signature should include both names.  If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title.  If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer.  If stock is held by a partnership, please sign in partnership name by authorized person.

Signature: _________________________________________  ______________  ___, 2010

Signature: _________________________________________  ______________  ___, 2010